As filed with the Securities and Exchange Commission

on January 12, 2005

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 79	☒
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 80	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Robert M. Kurucza, Esq.

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to Rule 485(b), or

☒  60 days after filing pursuant to Rule 485(a)(1), or

☐  on              pursuant to Rule 485(a)(1)

☐  75 days after filing pursuant to Rule 485(a)(2), or

☐  on              pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 79 to the Registration Statement of Wells Fargo Funds Trust (the “Trust”) is being filed to make certain changes to the disclosure for the Asset Allocation Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Index Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Index Allocation Fund, International Equity Fund, Large Cap Appreciation Fund, Large Cap Value Fund, Large Company Growth Fund, Moderate Balance Fund, Montgomery Emerging Markets Focus Fund, Montgomery Institutional Emerging Markets Fund, Montgomery Mid Cap Growth Fund, Montgomery Small Cap Fund, Overseas Fund, SIFE Specialized Financial Services Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Small Company Value Fund, Specialized Health Sciences Fund, Specialized Technology Fund, Strategic Growth Allocation Fund and Strategic Income Fund (the “Funds”) regarding market timing, fair value pricing and selective disclosure of portfolio holdings, and to make certain changes to the investment strategies for the International Equity Fund. Except as otherwise included in the filing, Part B for the Funds is incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004 (accession # 0001193125-04-011479). Part C for the Funds is incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004 (accession # 0001193125-04-182750). This Post-Effective Amendment does not affect the Registration Statement of any of the Trust’s other funds.

Wells Fargo Allocation Funds

Prospectus

Asset Allocation Fund

Growth Balanced Fund

Index Allocation Fund

Moderate Balanced Fund

Class A, Class B, and Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1, 2005

Table of Contents Allocation Funds

Allocation Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Asset Allocation Fund	Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Index Allocation Fund	Seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

Moderate Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

4	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Fund invests in equity and fixed income securities, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund invests in equity and fixed income securities with a strong emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 100% equity securities and no fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

Allocation Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 22;

•	the “Additional Strategies and General Investment Risks” section beginning on page 48; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Growth Balanced Fund and Moderate Balanced Fund make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6	Allocation Funds Prospectus

FUND	SPECIFIC RISKS

Asset Allocation and Index Allocation Funds	The Funds are subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Moderate Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Allocation Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Asset Allocation Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ’98 • 16.09%	Worst Qtr.:	Q3 ’02 • (12.39)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	Allocation Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 11/13/86)	15.13%	0.57%	8.25%
Class A Returns After Taxes on Distributions	13.83%	(1.39)%	5.72%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	9.78%	(0.32)%	5.87%
Class B Returns Before Taxes (Incept. 1/1/95)[2]	16.19%	0.61%	8.16%
Class C Returns Before Taxes (Incept. 4/1/98)[3]	18.98%	0.79%	8.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4,6]	28.67%	(0.57)%	11.06%
LB 20+ Treasury Index (reflects no deduction for fees, expenses or taxes)[5]	1.80%	6.17%	7.94%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares, adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.
[5]	Lehman Brothers 20+ Treasury Index.
[6]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	9

Performance History

Growth Balanced Fund Class A Shares Calendar Year Returns*2

Best Qtr.:	Q4 ’98 • 16.79%	Worst Qtr.:	Q3 ’02 • (15.64)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

10	Allocation Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/14/98)[2]	16.15%	2.67%	9.02%
Class A Returns After Taxes on Distributions	15.37%	1.33%	7.56%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	10.49%	1.61%	7.13%
Class B Returns Before Taxes (Incept. 10/1/98)[2]	17.32%	2.78%	8.86%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	20.17%	2.96%	8.77%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)[3]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)[4]	4.10%	6.62%	6.95%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares, adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.
[4]	Lehman Brothers Aggregate Bond Index.

Allocation Funds Prospectus	11

Performance History

Index Allocation Fund Class A Shares Calendar Year Returns*2

Best Qtr.:	Q4 ’98 • 20.85%	Worst Qtr.:	Q3 ’02 • (17.56)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

12	Allocation Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 4/7/88)[2]	20.21%	(2.82)%	7.95%
Class A Returns After Taxes on Distributions	20.11%	(3.53)%	6.11%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.12%	(2.49)%	6.03%
Class B Returns Before Taxes (Incept. 12/15/97)[3]	21.03%	(2.87)%	7.78%
Class C Returns Before Taxes (Incept. 7/1/93)[3]	23.83%	(2.62)%	7.68%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4,6]	28.67%	(0.57)%	11.06%
LB 20+ Treasury Index (reflects no deduction for fees, expenses or taxes)[5]	1.80%	6.17%	7.94%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares for the periods prior to December 15, 1997 reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the “Overland Fund”).
[3]	Performance shown for the Class B and Class C shares prior to December 15, 1997 reflects the performance of the Class D shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively. For the periods prior to July 1, 1993, the Class B and Class C share performance reflects the performance of the Class A shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.
[5]	Lehman Brothers 20+ Treasury Index.
[6]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	13

Performance History

Moderate Balanced Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

*	Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.

14	Allocation Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 01/30/04)[1]	15.66%	4.87%	8.44%
Class A Returns After Taxes on Distributions	14.11%	2.77%	6.43%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	10.17%	3.02%	6.22%
Class B Returns Before Taxes (Incept. 01/30/04)[1]	15.66%	4.87%	8.44%
Class C Returns Before Taxes (Incept. 01/30/04)[1]	15.66%	4.87%	8.44%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index[3]	4.10%	6.62%	6.95%
[1]	Performance shown for this Class reflects the performance of the Fund’s Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class’s returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Institutional Class shares incepted on November 11, 1994.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.

Allocation Funds Prospectus	15

Allocation Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Asset Allocation Fund
	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[3]	0.70%	0.77%	0.73%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.45%	2.27%	2.23%
Fee Waivers	0.30%	0.37%	0.33%

NET EXPENSES[4]	1.15%	1.90%	1.90%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Asset Allocation Fund and Index Allocation Fund is as follows: 0.62% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Index Allocation Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses for the Moderate Balanced Fund are based on estimated amounts for the current year.
[4]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.
[5]	Expenses for the Growth Balanced Fund and Moderate Balanced Fund include expenses allocated from the master portfolios in which each such Fund invests.

16	Allocation Funds Prospectus

Summary of Expenses

Growth Balanced Fund[5]			Index Allocation Fund			Moderate Balanced Fund[5]
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.83%	0.83%	0.83%	0.75%	0.75%	0.75%	0.80%	0.80%	0.80%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.65%	0.99%	0.99%	0.77%	0.97%	0.86%	0.77%	0.77%	0.77%

1.48%	2.57%	2.57%	1.52%	2.47%	2.36%	1.57%	2.32%	2.32%
0.28%	0.62%	0.62%	0.37%	0.57%	0.46%	0.42%	0.42%	0.42%

1.20%	1.95%	1.95%	1.15%	1.90%	1.90%	1.15%	1.90%	1.90%

Allocation Funds Prospectus	17

Allocation Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Asset Allocation Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$685	$693	$293
3 YEARS	$979	$974	$666
5 YEARS	$1,295	$1,381	$1,165
10 YEARS	$2,186	$2,273	$2,539

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Asset Allocation Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$685	$193	$193
3 YEARS	$979	$674	$666
5 YEARS	$1,295	$1,181	$1,165
10 YEARS	$2,186	$2,273	$2,539

18	Allocation Funds Prospectus

Summary of Expenses

Growth Balanced Fund			Index Allocation Fund			Moderate Balanced Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$690	$698	$298	$685	$693	$293	$685	$693	$293
$990	$1,041	$741	$993	$1,015	$693	$1,003	$984	$684
$1,311	$1,510	$1,310	$1,323	$1,464	$1,219	$1,344	$1,402	$1,202
$2,219	$2,464	$2,859	$2,254	$2,417	$2,661	$2,301	$2,347	$2,624

Growth Balanced Fund			Index Allocation Fund			Moderate Balanced Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$690	$198	$198	$685	$193	$193	$685	$193	$193
$990	$741	$741	$993	$715	$693	$1,003	$684	$684
$1,311	$1,310	$1,310	$1,323	$1,264	$1,219	$1,344	$1,202	$1,202
$2,219	$2,464	$2,859	$2,254	$2,417	$2,661	$2,301	$2,347	$2,624

Allocation Funds Prospectus	19

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Growth Balanced Fund and the Moderate Balanced Fund are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined terms. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

20	Allocation Funds Prospectus

Asset Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Important Risk Factors

The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 48. These considerations are all important to your investment choice.

Allocation Funds Prospectus	21

Asset Allocation Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 13, 1986

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$17.50	$14.97	$18.72	$24.36	$25.84
Income from investment operations:
Net investment income (loss)	0.36[4]	0.30	0.32	0.36	0.55
Net realized and unrealized gain (loss) on investments	1.57	2.53	(2.52)	(3.87)	2.21
Total from investment operations	1.93	2.83	(2.20)	(3.51)	2.76
Less distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.32)	(0.36)	(0.55)
Distributions from net realized gain	(0.27)	0.00	(1.23)	(1.77)	(3.69)
Total distributions	(0.63)	(0.30)	(1.55)	(2.13)	(4.24)
Net asset value, end of period	$18.80	$17.50	$14.97	$18.72	$24.36
Total return[1]	11.12%	19.04%	(13.20)%	(15.52)%	11.96%
Ratios/supplemental data:
Net assets, end of period (000s)	$864,857	$838,683	$763,925	$989,513	$1,266,358
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.15%	1.15%	1.09%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	1.90%	1.80%	1.76%	1.71%	2.20%
Portfolio turnover	4%	15%	23%	54%	37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.34%	1.45%	1.34%	1.20%	1.18%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated based upon average shares outstanding.

22	Allocation Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON JANUARY 1, 1995

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$10.63	$9.09	$11.36	$14.78	$15.63

0.13[4]	0.10	0.11	0.13	0.22
0.95	1.54	(1.53)	(2.35)	1.35
1.08	1.64	(1.42)	(2.22)	1.57

(0.13)	(0.10)	(0.11)	(0.13)	(0.19)
(0.16)	0.00	(0.74)	(1.07)	(2.23)
(0.29)	(0.10)	(0.85)	(1.20)	(2.42)
$11.42	$10.63	$ 9.09	$11.36	$14.78
10.24%	18.10%	(13.83)%	(16.18)%	11.21%

$208,029	$280,220	$325,790	$479,035	$577,526

1.90%	1.90%	1.84%	1.74%	1.74%
1.15%	1.05%	1.00%	0.96%	1.45%
4%	15%	23%	54%	37%

2.09%	2.27%	2.15%	1.93%	1.97%

Allocation Funds Prospectus	23

Asset Allocation Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON APRIL 1, 1998

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$10.65	$9.11	$11.39	$14.82	$15.68
Income from investment operations:
Net investment income (loss)	0.13[4]	0.11	0.11	0.13	0.21
Net realized and unrealized gain (loss) on investments	0.95	1.54	(1.53)	(2.35)	1.36
Total from investment operations	1.08	1.65	(1.42)	(2.22)	1.57
Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.11)	(0.13)	(0.19)
Distributions from net realized gain	(0.16)	0.00	(0.75)	(1.08)	(2.24)
Total distributions	(0.29)	(0.11)	(0.86)	(1.21)	(2.43)
Net asset value, end of period	$11.44	$10.65	$9.11	$11.39	$14.82
Total return[1]	10.25%	18.14%	(13.86)%	(16.16)%	11.17%
Ratios/supplemental data:
Net assets, end of period (000s)	$25,268	$27,345	$23,466	$31,536	$32,911
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.90%	1.90%	1.84%	1.74%	1.74%
Ratio of net investment income (loss) to average net assets	1.15%	1.05%	1.01%	0.96%	1.42%
Portfolio turnover	4%	15%	23%	54%	37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	2.09%	2.23%	2.11%	1.89%	1.91%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Calculated based upon average shares outstanding.

24	Allocation Funds Prospectus

Growth Balanced Fund

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal,” as determined by the model, the Fund’s target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocations	Target Allocation Ranges
Equity Styles	65%	50-80%
Fixed Income Styles	35%	20-50%

Allocation Funds Prospectus	25

Growth Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Value Style		16.25%
Cooke & Bieler Large Cap Value Portfolio			5.42%
Equity Income Portfolio			5.41%
Large Cap Value Portfolio			5.42%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio			2.165%
International Style		9.75%
International Equity Portfolio			2.44%
International Index Portfolio			2.44%
International Growth Portfolio			2.43%
Overseas Portfolio			2.44%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			17.5%
Strategic Value Bond Portfolio			5.85%
Tactical Maturity Bond Portfolio			11.65%
TOTAL FUND ASSETS	100%

26	Allocation Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA, and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 48. These considerations are all important to your investment choice.

Allocation Funds Prospectus	27

Growth Balanced Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 14, 1998

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$28.47	$24.27	$29.18	$34.96	$32.69
Income from investment operations:
Net investment income (loss)	0.41[6]	0.34	0.38	0.59	0.62
Net realized and unrealized gain (loss) on investments	2.41	4.05	(3.88)	(3.72)	4.05
Total from investment operations	2.82	4.39	(3.50)	(3.13)	4.67
Less distributions:
Dividends from net investment income	(0.58)	(0.39)	(0.23)	(0.62)	(0.59)
Distributions from net realized gain	0.00	0.00	(1.18)	(2.03)	(1.81)
Total distributions	(0.58)	(0.39)	(1.41)	(2.65)	(2.40)
Net asset value, end of period	$30.51	$28.27	$24.27	$29.18	$34.96
Total return[1]	10.02%	18.25%	(12.99)%	(9.78)%	14.86%
Ratios/supplemental data:
Net assets, end of period (000s)	$56,566	$43,509	$32,370	$25,049	$17,976
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.20%	1.20%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.33%	1.43%	1.60%	1.93%	2.05%
Portfolio turnover[4]	51%	53%	48%	60%	56%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.28%	1.48%	1.18%	1.30%	1.37%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based upon average shares outstanding.

28	Allocation Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 1, 1998

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$25.89	$22.22	$26.92	$32.50	$30.59

0.16[6]	0.16	0.19	0.39	0.42
2.22	3.68	(3.59)	(3.50)	3.71
2.38	3.84	(3.40)	(3.11)	4.13

(0.44)	(0.17)	(0.12)	(0.44)	(0.41)
0.00	0.00	(1.18)	(2.03)	(1.81)
(0.44)	(0.17)	(1.30)	(2.47)	(2.22)
$27.83	$25.89	$22.22	$26.92	$32.50
9.17%	17.40%	(13.68)%	(10.45)%	14.04%

$89,783	$81,511	$66,337	$48,487	$20,198

1.95%	1.95%	1.90%	1.90%	1.90%
0.58%	0.69%	0.85%	1.16%	1.28%
51%	53%	48%	60%	56%
2.02%	2.57%	2.13%	2.16%	2.15%

Allocation Funds Prospectus	29

Growth Balanced Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$25.88	$22.22	$26.91	$32.50	$30.65
Income from investment operations:
Net investment income (loss)	0.16[6]	0.15	0.17	0.39	0.48
Net realized and unrealized gain (loss) on investments	2.21	3.69	(3.57)	(3.50)	3.66
Total from investment operations	2.37	3.84	(3.40)	(3.11)	4.14
Less distributions:
Dividends from net investment income	(0.44)	(0.18)	(0.11)	(0.45)	(0.48)
Distributions from net realized gain	0.00	0.00	(1.18)	(2.03)	(1.81)
Total distributions	(0.44)	(0.18)	(1.29)	(2.48)	(2.29)
Net asset value, end of period	$27.81	$25.88	$22.22	$26.91	$32.50
Total return[1]	9.18%	17.35%	(13.67)%	(10.46)%	14.06%
Ratios/supplemental data:
Net assets, end of period (000s)	$20,799	$24,958	$18,484	$11,265	$6,564
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.95%	1.95%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets	0.58%	0.69%	0.85%	1.18%	1.31%
Portfolio turnover[4]	51%	53%	48%	60%	56%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	2.02%	2.57%	2.17%	2.06%	2.12%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based on average shares outstanding.

30	Allocation Funds Prospectus

Index Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

The Index Allocation Fund seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with a strong emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 100% equity securities and no fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model. Under normal market circumstances, we invest at least 80% of the Fund’s assets in securities representative of the S&P 500 Index.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Important Risk Factors

The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 48. These considerations are all important to your investment choice.

Allocation Funds Prospectus	31

Index Allocation Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON APRIL 7, 1988

For the period ended:	Sept. 30, 2004[1]	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$12.92	$10.56	$14.03	$21.50	$19.72
Income from investment operations:
Net investment income (loss)	0.07[4]	0.06[4]	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.53	2.34	(2.87)	(5.41)	2.48
Total from investment operations	1.60	2.40	(2.84)	(5.40)	2.49
Less distributions:
Dividends from net investment income	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.02)	(0.63)	(2.07)	(0.71)
Total distributions	0.00	(0.04)	(0.63)	(2.07)	(0.71)
Net asset value, end of period	$14.52	$12.92	$10.56	$14.03	$21.50
Total return[1]	12.41%	22.79%	(21.55)%	(27.42)%	12.63%
Ratios/supplemental data:
Net assets, end of period (000s)	$45,559	$40,762	$36,770	$57,833	$89,608
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.20%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.51%	0.48%	0.20%	0.01%	(0.01)%
Portfolio turnover	5%	2%	4%	4%	7%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.44%	1.52%	1.43%	1.30%	1.32%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated based upon average shares outstanding.

32	Allocation Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON DECEMBER 15, 1997

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$15.47	$12.72	$17.03	$26.30	$24.30

(0.04)[4]	(0.04)[4]	(0.11)	(0.16)	(0.15)
1.84	2.81	(3.43)	(6.58)	3.02
1.80	2.77	(3.54)	(6.74)	2.87

0.00	0.00	0.00	0.00	0.00
0.00	(0.02)	(0.77)	(2.53)	(0.87)
0.00	(0.02)	(0.77)	(2.53)	(0.87)
$17.27	$15.47	$12.72	$17.03	$26.30
11.64%	21.84%	(22.15)%	(27.98)%	11.81%

$10,201	$12,569	$12,478	$19,755	$29,726

1.95%	2.05%	2.05%	2.05%	2.05%
(0.25)%	(0.16)%	(0.55)%	(0.74)%	(0.78)%
5%	2%	4%	4%	7%
2.19%	2.47%	2.43%	2.15%	2.18%

Allocation Funds Prospectus	33

Index Allocation Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JULY 1, 1993

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$15.48	$12.72	$17.04	$26.31	$24.32
Income from investment operations:
Net investment income (loss)	(0.04)[4]	(0.04)[4]	(0.12)	(0.21)	(0.22)
Net realized and unrealized gain (loss) on investments	1.84	2.82	(3.43)	(6.53)	3.08
Total from investment operations	1.80	2.78	(3.55)	(6.74)	2.86
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.02)	(0.77)	(2.53)	(0.87)
Total distributions	0.00	(0.02)	(0.77)	(2.53)	(0.87)
Net asset value, end of period	$17.28	$15.48	$12.72	$17.04	$26.31
Total return[1]	11.63%	21.91%	(22.20)%	(27.97)%	11.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$21,873	$22,603	$24,575	$44,621	$77,008
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.95%	2.05%	2.05%	2.05%	2.05%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.18)%	(0.56)%	(0.74)%	(0.76)%
Portfolio turnover	5%	2%	4%	4%	7%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	2.19%	2.36%	2.21%	2.05%	2.13%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated based upon average shares outstanding.

34	Allocation Funds Prospectus

Moderate Balanced Fund

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

Allocation Funds Prospectus	35

Moderate Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			22.5%
Stable Income Portfolio			15.0%
Strategic Value Bond Portfolio			7.5%
Tactical Maturity Bond Portfolio			15.0%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10%
Large Cap Value Style		10%
Cooke & Bieler Large Cap Value Portfolio			3.33%
Equity Income Portfolio			3.34%
Large Cap Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2%
Large Cap Appreciation Portfolio			1%
Large Company Growth Portfolio			7%
Small Cap Style		4%
Small Cap Index Portfolio			1.33%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio			1.34%
International Style		6%
International Equity Portfolio			1.5%
International Growth Portfolio			1.5%
International Index Portfolio			1.5%
Overseas Portfolio			1.5%
TOTAL FUND ASSETS	100%

36	Allocation Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies of these portfolios, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisor’s	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	John Huber, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 48. These considerations are all important to your investment choice.

Allocation Funds Prospectus	37

Moderate Balanced Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES COMMENCED ON JANUARY 30, 2004	CLASS B SHARES COMMENCED ON JANUARY 30, 2004	CLASS C SHARES COMMENCED ON JANUARY 30, 2004

For the period ended:	Sept. 30, 2004	Sept. 30, 2004	Sept. 30, 2004
Net asset value, beginning of period	$21.79	$21.79	$21.79
Income from investment operations:
Net investment income (loss)	0.13	0.06	0.08
Net realized and unrealized gain (loss) on investments	(0.20)	(0.23)	(0.25)
Total from investment operations	(0.07)	(0.17)	(0.17)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$21.72	$21.62	$21.62
Total return[1]	(0.32)%	(0.78)%	(0.78)%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,576	$2,304	$693
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.15%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets	1.14%	0.65%	0.65%
Portfolio turnover[4]	62%	62%	62%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,5]	1.27%	2.02%	2.01%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	Allocation Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Growth Balanced Fund and Moderate Balanced Fund are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in the Funds’ NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	The Growth Balanced Fund and Moderate Balanced Fund invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets which are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•

The Growth Balanced Fund and Moderate Balanced Fund may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on

Allocation Funds Prospectus	39

Additional Strategies and General Investment Risks

the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

40	Allocation Funds Prospectus

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Allocation Funds Prospectus	41

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		ASSET ALLOCATION	GROWTH BALANCED	INDEX ALLOCATION	MODERATE BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●

Emerging Markets

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk		●		●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk		●		●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds”, tend to be more sensitive to economic conditions, more volatile, less liquid and are subject to greater risk of default.

	Interest Rate and Credit Risk				●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

42	Allocation Funds Prospectus

		ASSET ALLOCATION	GROWTH BALANCED	INDEX ALLOCATION	MODERATE BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk		●		●

Options

The right to buy or sell a security at an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Credit, Leverage and Liquidity Risk	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk.		●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk		●

Allocation Funds Prospectus	43

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHARE HOLDERS

44	Allocation Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of September 30, 2003, Funds Management managed over $72 billion in mutual fund assets.

The Growth Balanced Fund and Moderate Balanced Fund are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Growth Balanced Fund and Moderate Balanced Fund, Funds Management acts as investment adviser for each Fund’s assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Growth Balanced Fund and Moderate Balanced Fund have a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each such Fund invests. Under this arrangement, if a gateway fund Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management also is the sub-adviser for the Equity Income, Index, International Equity and Small Cap Index Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2003, Wells Capital Management managed assets aggregating in excess of $116 billion.

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser specializing in an international, large-cap growth investment style. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and other public retirement plans. As of September 30, 2004, Artisan managed over $34.5 billion in assets.

Cadence Capital Management (“Cadence”), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides

Allocation Funds Prospectus	45

Organization and Management of the Funds

investment management services to pension plans, endowments, mutual funds, and individual investors. As of September 30, 2003, Cadence managed approximately $5.1 billion in assets.

Galliard Capital Management, Inc. (“Galliard”), a wholly owned subsidiary of Wells Fargo Bank, National Association located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2003, Galliard managed approximately $15.8 billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, LSV managed over $14.7 billion in assets.

New Star Institutional Managers Limited (“New Star”, located at 1 Knightsbridge Green, London, SW1X7NE, England, is a London-based U.S.-registered investment adviser focusing on an international, large-cap blend investment style. New Star provides investment advisory services to foreign-and U.S.-based corporate, endowment and foundation clients. As of September 30, 2004, New Star managed over $7.1 billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2003, Peregrine managed approximately $11.6 billion in assets.

Smith Asset Management Group, L.P. (“Smith Group”), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2003, the Smith Group managed over $777 million in assets.

Systematic Financial Management (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Large Cap Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, Systematic managed over $5.7 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

46	Allocation Funds Prospectus

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund class. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily assets.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Allocation Funds Prospectus	47

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B and Class C shares are available for all of the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than the Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, either will be treated as orders for Class A shares or will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.

48	Allocation Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003 is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Allocation Funds Prospectus	49

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997, HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	3.00%	2.00%	1.00%	1.00%	0.00%	0.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you will buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pay sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

50	Allocation Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A, Class B, Class C and Wealthbuilder Portfolio shares of any Wells Fargo Fund already owned (excluding Class A and Wealthbuilder Portfolio shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or Wealthbuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A shares or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Allocation Funds Prospectus	51

Reductions and Waivers of Sales Charges

CDSC Waivers

•	You pay no CDSC on Funds shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order, for example, to complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C Shares, no CDSC is imposed on withdrawals that meet of all the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Program; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	Stephens Inc. and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent, or child) of any of the above.

•	Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of Wealthbuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

Contact your selling agent for further information.

52	Allocation Funds Prospectus

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Allocation Funds Prospectus	53

Exchanges

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

•

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a

54	Allocation Funds Prospectus

timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

•	Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

Allocation Funds Prospectus	55

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the securities are valued at the last reported sales price, and if there is no sale, they are valued based on the latest quoted bid prices. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a Foreign Security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

56	Allocation Funds Prospectus

You Can Buy Fund Shares

•	By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent’s recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

Minimum Investments

•	$1,000 per Fund minimum initial investment; or

•	$100 per Fund if you use the Systematic Purchase Program; and

•	$100 per Fund for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

Revenue Sharing

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent’s recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

Allocation Funds Prospectus	57

Your Account How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, “Wells Fargo Growth Balanced Fund, Class B.” Please note that checks made payable to any other entity other than the full Fund name or “Wells Fargo Funds” will be returned to you.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

•	Mail to:	Wells Fargo Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail Only:	Wells Fargo Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Enclose an investment slip or the payment stub/card from your statement if available.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

•	Mail to: Wells Fargo Funds

 P.O. Box 8266

 Boston, MA 02266-8266

58	Allocation Funds Prospectus

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

•	If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

•	All purchases must be made with U.S. dollars.

•	Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

•	Overnight Application to:	Wells Fargo Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	Wire money to:	State Street Bank & Trust Boston, MA	Attention: Wells Fargo Funds (Name of Fund, Account Number, and Share Class)
Bank Routing Number: ABA 011000028
		Wire Purchase Account Number: 9905-437-1	Account Name: (Registration Name Indicated on Application)

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

•	Wire money to:	State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name Indicated on Account)

Allocation Funds Prospectus	59

Your Account How to Buy Shares

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $1,000 from a linked settlement account, or

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargofunds.com, and click on “FundLinkSM” to either:

•	transfer at least $1,000 from a linked settlement account, or

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargofunds.com, and click on ”FundLinkSM” to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

60	Allocation Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	Write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

•	Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

•	We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

Allocation Funds Prospectus	61

Your Account How to Sell Shares

BY INTERNET ACCESS

•	Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

•	Visit our Web site at www. wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Your redemptions are net of any applicable CDSC.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

62	Allocation Funds Prospectus

Additional Services and Other Information

Automatic Programs

These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

•	Systematic Purchase Program—With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

•	Systematic Exchange Program—With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Program—With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Asset Allocation and Index Allocation Funds in this Prospectus make distributions of any net investment income at least quarterly and realized capital gains at least annually. The Growth Balanced Fund and Moderate Balanced Fund make distributions of any net investment income and realized capital gains at least annually.

We offer the following distribution options:

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Allocation Funds Prospectus	63

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

64	Allocation Funds Prospectus

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Request for Multiple Copies of Shareholder Documents

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

Allocation Funds Prospectus	65

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Equity Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.

Overseas Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

66	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified Portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

Allocation Funds Prospectus	67

Description of Master Portfolios

FUND	OBJECTIVE

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Value Bond Portfolio	The Portfolio seeks total return by investing principally in income-producing securities.

Tactical Maturity Bond Portfolio	The Portfolio seeks positive total return each calendar year regardless of general bond market performance.

68	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government Obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of 2 years or less, and “long” bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed-income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

Allocation Funds Prospectus	69

Portfolio Managers

The Portfolio Managers identified below in connection with the Growth Balanced and Moderate Balanced Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

William B. Bannick, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

Mark Beale

International Equity Fund since 2004

Mr. Beale joined New Star Institutional Managers in 1982 and is the lead portfolio manager for New Star’s International Equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned his B.A. in Economic History from the University of Sussex, England.

Galen G. Blomster, CFA

Asset Allocation Fund since 2002

Index Allocation Fund since 2002

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

Tasso H. Coin, Jr., CFA

Growth Balanced Fund and its predecessor since 1995

Moderate Balanced Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

John S. Dale, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

70	Allocation Funds Prospectus

Gary J. Dunn, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

William D. Giese, CFA

Growth Balanced Fund and its predecessor since 1994

Moderate Balanced Fund and its predecessor since 1994

Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

Daniel J. Hagen, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

John Huber, CFA

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Mr. Huber joined Galliard at the firm’s inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank’s Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

Josef Lakonishok

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

Allocation Funds Prospectus	71

Portfolio Managers

Richard Lewis

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989 and has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He earned a B.S.c. in Economics and Statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is the Chief Investment Officer and co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all small cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Jeffrey P. Mellas

Asset Allocation Fund since 2003

Growth Balanced Fund Since 2004

Index Allocation Fund since 2003

Moderate Balanced Fund since 2004

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager and also manages certain of the Wells Fargo index mutual funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance he was associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. in Economics from the University of Wisconsin and his M.B.A in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

Richard Merriam, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

Robert B. Mersky, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

72	Allocation Funds Prospectus

Ajay Mirza, CFA

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in asset- and mortgage-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

Ronald M. Mushock, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Growth Balanced Fund and its predecessor since 1990

Moderate Balanced Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

Douglas G. Pugh, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

David L. Roberts, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

Stephen S. Smith, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

Allocation Funds Prospectus	73

Portfolio Managers

Jay H. Strohmaier

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned a BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

Menno Vermeulen

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his AB with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan Partners and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide healthcare industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned his B.A. and M.B.A in Finance at Michigan State University.

74	Allocation Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its Shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Allocation Funds Prospectus	75

Glossary

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

76	Allocation Funds Prospectus

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a “small cap” index.

Selling Agent

A firm who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Allocation Funds Prospectus	77

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our web site at www.wellsfargofunds.com

Write to:

Wells Fargo Funds P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P001 (2/05) ICA Reg. No. 811-09253 #529380

NOT FDIC INSURED NO BANK GUARANTEE

Printed on Recycled Paper

Wells Fargo Allocation Funds

Prospectus

Asset Allocation Fund

Growth Balanced Fund

Moderate Balanced Fund

Strategic Growth Allocation Fund

Strategic Income Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1, 2005

Table of Contents Allocation Funds

Allocation Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Asset Allocation Fund	Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Moderate Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Strategic Growth Allocation Fund	Seeks capital appreciation with a secondary emphasis on current income.

Strategic Income Fund	Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments and stocks.

4	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

Allocation Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 18;

•	the “Additional Strategies and General Investment Risks” section beginning on page 44; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase,

6	Allocation Funds Prospectus

COMMON RISKS FOR THE FUNDS

Debt Securities (cont’d)

which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

FUND	SPECIFIC RISKS

Asset Allocation Fund	The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Moderate Balanced Fund	The Fund is primarily subject to the “Debt Securities,” “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Strategic Growth Allocation Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Strategic Income Fund	The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Allocation Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results.

Asset Allocation Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 16.09%	Worst Qtr.:	Q3 ’02 • (12.38)%

8	Allocation Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/8/99)[1]	22.50%	1.85%	8.94%
Institutional Class Returns After Taxes on Distributions	21.01%	(0.15)%	6.38%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	14.57%	0.74%	6.48%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
LB 20+ Treasury Index (reflects no deduction for expenses or taxes)[3]	1.80%	6.17%	7.94%
[1]	Performance shown for periods prior to the inception of this Institutional Class reflects the performance of the Class A shares, adjusted to reflect the fees and expenses of the Institutional Class.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers 20+ Treasury Index.

Allocation Funds Prospectus	9

Performance History

Growth Balanced Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 16.86%	Worst Qtr.:	Q3 ’02 • (15.61)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	23.54%	4.13%	9.79%
Institutional Class Returns After Taxes on Distributions	22.58%	2.60%	8.23%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	15.29%	2.76%	7.78%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

10	Allocation Funds Prospectus

Moderate Balanced Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	15.66%	4.87%	8.44%
Institutional Class Returns After Taxes on Distributions	14.11%	2.77%	6.43%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	10.17%	3.02%	6.22%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	11

Performance History

Strategic Growth Allocation Fund Institutional Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 20.01%	Worst Qtr.:	Q3 ’02 • (18.70)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 12/02/97)	27.05%	3.20%	6.37%
Institutional Class Returns After Taxes on Distributions	26.51%	2.53%	5.75%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.57%	2.37%	5.16%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	28.67%	(0.57)%	4.02%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	4.10%	6.62%	7.04%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

12	Allocation Funds Prospectus

Strategic Income Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ’97 • 6.21%	Worst Qtr.:	Q3 ’02 • (3.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Return Before Taxes (Incept. 11/11/94)[1]	9.31%	5.07%	7.37%
Institutional Class Returns After Taxes on Distributions	8.05%	3.11%	5.38%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	6.05%	3.18%	5.19%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	13

Allocation Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]
	Asset Allocation Fund	Growth Balanced Fund
Management Fees	0.75%	0.83%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.46%	0.22%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.21%	1.05%
Fee Waivers	0.31%	0.10%

NET EXPENSES[3]	0.90%	0.95%

	Moderate Balanced Fund	Strategic Growth Allocation Fund	Strategic Income Fund
Management Fees[2]	0.80%	0.85%	0.77%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.23%	0.28%	0.23%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.03%	1.13%	1.00%
Fee Waivers	0.13%	0.13%	0.15%

NET EXPENSES[4]	0.90%	1.00%	0.85%

[1]	Expenses for gateway funds include expenses allocated from the master portfolios in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Asset Allocation Fund is as follows: 0.62% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Strategic Income Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[4]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

14	Allocation Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

		Asset Allocation Fund	Growth Balanced Fund
1 YEAR		$92	$97
3 YEARS		$353	$324
5 YEARS		$635	$570
10 YEARS		$1,438	$1,274

	Moderate Balanced Fund	Strategic Growth Allocation Fund	Strategic Income Fund
1 YEAR	$92	$102	$87
3 YEARS	$315	$346	$303
5 YEARS	$556	$610	$538
10 YEARS	$1,248	$1,363	$1,211

Allocation Funds Prospectus	15

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

16	Allocation Funds Prospectus

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Asset Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Important Risk Factors

The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

18	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$17.53	$14.99	$18.72	$24.37	$23.18
Income from investment operations:
Net investment income (loss)	0.40[4]	0.33	0.32	0.46	0.50
Net realized and unrealized gain (loss) on investments	1.57	2.56	(2.50)	(3.98)	1.15
Total from investment operations	1.97	2.89	(2.18)	(3.52)	1.65
Less distributions:
Dividends from net investment income	(0.41)	(0.35)	(0.32)	(0.36)	(0.46)
Distributions from net realized gain	(0.27)	0.00	(1.23)	(1.77)	0.00
Total distributions	(0.68)	(0.35)	(1.55)	(2.13)	(0.46)
Net asset value, end of period	$18.82	$17.53	$14.99	$18.72	$24.37
Total return[1]	11.33%	19.38%	(13.09)%	(15.57)%	7.14%
Ratios/supplemental data:
Net assets, end of period (000s)	$37,794	$18,214	$14,529	$17,515	$20,822
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.90%	0.91%	0.97%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	2.16%	2.04%	1.89%	1.70%	2.21%
Portfolio turnover	4%	15%	23%	54%	37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.10%	1.22%	1.15%	1.12%	1.03%
[1]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Calculated based upon average shares outstanding.

Allocation Funds Prospectus	19

Growth Balanced Fund

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal”, as determined by the model, the Fund’s target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	50–80%
Fixed Income Styles	35%	20–50%

20	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Style		16.25%
Cooke & Bieler Large Cap Value Portfolio			5.42%
Equity Income Portfolio			5.41%
Large Cap Value Portfolio			5.42%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio			2.165%
International Style		9.75%
International Equity Portfolio			2.44%
International Growth Portfolio			2.43%
International Index Portfolio			2.44%
Overseas Portfolio			2.44%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			17.5%
Strategic Value Bond Portfolio			5.85%
Tactical Maturity Bond Portfolio			11.65%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	21

Growth Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 60 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 64 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

22	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$26.34	$22.65	$27.33	$32.91	$30.86
Income from investment operations:
Net investment income (loss)	0.45	0.35	0.44	0.57	0.69
Net realized and unrealized gain (loss) on investments	2.25	3.80	(3.65)	(3.43)	3.79
Total from investment operations	2.70	4.15	(3.21)	(2.86)	4.48
Less distributions:
Dividends from net investment income	(0.63)	(0.46)	(0.29)	(0.69)	(0.62)
Distributions from net realized gain	0.00	0.00	(1.18)	(2.03)	(1.81)
Total distributions	(0.63)	(0.46)	(1.47)	(2.72)	(2.43)
Net asset value, end of period	$28.41	$26.34	$22.65	$27.33	$32.91
Total return[1]	10.31%	18.53%	(12.85)%	(9.59)%	15.14%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,738,782	$1,415,216	$1,075,256	$1,164,850	$1,065,362
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	0.94%	0.94%	0.93%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.59%	1.69%	1.80%	2.16%	2.23%
Portfolio turnover[4]	51%	53%	48%	60%	56%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	0.95%	1.05%	1.05%	0.97%	1.01%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based on average shares outstanding.

Allocation Funds Prospectus	23

Moderate Balanced Fund

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 16 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

24	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			22.5%
Stable Income Portfolio			15.0%
Strategic Value Bond Portfolio			7.5%
Tactical Maturity Bond Portfolio			15.0%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10%
Large Cap Value Style		10%
Cooke & Bieler Large Cap Value Portfolio			3.33%
Equity Income Portfolio			3.34%
Large Cap Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2%
Large Cap Appreciation Portfolio			1%
Large Company Growth Portfolio			7%
Small Cap Style		4%
Small Cap Index Portfolio			1.33%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio			1.34%
International Style		6%
International Equity Portfolio			1.5%
International Growth Portfolio			1.5%
International Index Portfolio			1.5%
Overseas Portfolio			1.5%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	25

Moderate Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 60 for the objective and principal strategies of these portfolios, and the “Portfolio Managers” section on page 64 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	John Huber, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

26	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$21.09	$19.47	$22.29	$24.83	$24.18
Income from investment operations:
Net investment income (loss)	0.42	0.44	0.56	0.76	0.94
Net realized and unrealized gain (loss) on investments	1.10	2.02	(1.80)	(1.17)	1.79
Total from investment operations	1.52	2.46	(1.24)	(0.41)	2.73
Less distributions:
Dividends from net investment income	(0.64)	(0.64)	(0.54)	(0.87)	(0.83)
Distributions from net realized gain	(0.21)	(0.20)	(1.04)	(1.26)	(1.25)
Total distributions	(0.85)	(0.84)	(1.58)	(2.13)	(2.08)
Net asset value, end of period	$21.76	$21.09	$19.47	$22.29	$24.83
Total return[1]	7.28%	12.99%	(6.35)%	(1.98)%	11.98%
Ratios/supplemental data:
Net assets, end of period (000s)	$544,698	$512,460	$459,248	$519,931	$524,214
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	0.90%	0.89%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net asset	1.97%	2.25%	2.55%	3.37%	3.58%
Portfolio turnover[4]	62%	64%	61%	69%	58%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5,6]	0.92%	1.03%	1.02%	0.93%	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Allocation Funds Prospectus	27

Strategic Growth Allocation Fund

Investment Objective

The Strategic Growth Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	80%	65–95%
Fixed Income Styles	20%	5–35%

28	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	80%
Large Cap Blend Style		20%
Index Portfolio			20%
Large Cap Value Style		20%
Cooke & Bieler Large Cap Value Portfolio			6.67%
Equity Income Portfolio			6.66%
Large Cap Value Portfolio			6.67%
Large Cap Growth Style		20%
Disciplined Growth Portfolio			4%
Large Cap Appreciation Portfolio			2%
Large Company Growth Portfolio			14%
Small Cap Style		8%
Small Cap Index Portfolio			2.67%
Small Company Growth Portfolio			2.67%
Small Company Value Portfolio			2.66%
International Style		12%
International Equity Portfolio			3.0%
International Growth Portfolio			3.0%
International Index Portfolio			3.0%
Overseas Portfolio			3.0%
Diversified Bond Style	20%
Managed Fixed-Income Portfolio			10.0%
Strategic Value Bond Portfolio			3.33%
Tactical Maturity Bond Portfolio			6.67%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	29

Strategic Growth Allocation Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 60 for the objective and principal strategies for each portfolio, and the “Portfolio Managers” section on page 64 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed-Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

30	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON DECEMBER 2, 1997

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$11.85	$9.91	$12.02	$14.78	$12.89
Income from investment operations:
Net investment income (loss)	0.14	0.10	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investments	1.26	2.00	(2.03)	(2.29)	1.85
Total from investment operations	1.40	2.10	(1.90)	(2.12)	$2.03
Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.11)	(0.17)	(0.12)
Distributions from net realized gain	0.00	0.00	(0.10)	(0.47)	(0.02)
Total distributions	(0.16)	(0.16)	(0.21)	(0.64)	(0.14)
Net asset value, end of period	$13.09	$11.85	$9.91	$12.02	$14.78
Total return[1]	11.82%	21.36%	(16.22)%	(14.97)%	15.82%
Ratios/supplemental data:
Net assets, end of period (000s)	$170,383	$131,760	$78,673	$82,908	$90,334
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.14%	1.20%	1.20%	1.37%	1.40%
Portfolio turnover[4]	42%	43%	40%	49%	48%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.02%	1.13%	1.08%	1.03%	1.17%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Allocation Funds Prospectus	31

Strategic Income Fund

Investment Objective

The Fund’s investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments. The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund’s assets in income producing securities.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	20%	15–25%
Fixed Income Styles	80%	75–85%

32	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	80%
Managed Fixed Income Portfolio			27.5%
Stable Income Portfolio			25.0%
Strategic Value Bond Portfolio			9.18%
Tactical Maturity Bond Portfolio			18.32%
Diversified Equity Style	20%
Large Cap Blend Style		5%
Index Portfolio			5%
Large Cap Value Style		5%
Cooke & Bieler Large Cap Value Portfolio			1.66%
Equity Income Portfolio			1.67%
Large Cap Value Portfolio			1.67%
Large Cap Growth Style		5%
Disciplined Growth Portfolio			1.00%
Large Cap Appreciation Portfolio			0.50%
Large Company Growth Portfolio			3.50%
Small Cap Style		2%
Small Cap Index Portfolio			0.67%
Small Company Growth Portfolio			0.67%
Small Company Value Portfolio			0.66%
International Style		3%
International Equity Portfolio			0.75%
International Growth Portfolio			0.75%
International Index Portfolio			0.75%
Overseas Portfolio			0.75%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	33

Strategic Income Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 60 for the objective and principal strategies for each Fund, and the “Portfolio Managers” section on page 64 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	John Huber CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” beginning on page 44. These considerations are all important to your investment choice.

34	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$19.23	$18.42	$19.92	$20.44	$20.06
Income form investment operations:
Net investment income (loss)	0.44	0.46	0.61	0.84	0.95
Net realized and unrealized gain (loss) on investments	0.46	1.00	(0.75)	(0.06)	0.86
Total from investment operations	0.90	1.46	(0.14)	0.78	1.81
Less distributions:
Dividends from net investment income	(0.51)	(0.60)	(0.78)	(0.93)	(0.88)
Distributions from net realized gain	(0.14)	(0.05)	(0.58)	(0.37)	(0.55)
Total distributions	(0.65)	(0.65)	(1.36)	(1.30)	(1.43)
Net asset value, end of period	$19.48	$19.23	$18.42	$19.92	$20.44
Total return[1]	4.74%	8.17%	(0.89)%	3.89%	9.52%
Ratios/supplemental data:
Net assets, end of period (000s)	$412,341	$381,254	$288,610	$301,041	$268,386
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	0.85%	0.82%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.32%	2.78%	3.23%	4.34%	4.69%
Portfolio turnover[4]	72%	73%	71%	77%	62%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	0.90%	0.97%	1.00%	0.90%	0.94%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Allocation Funds Prospectus	35

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The “Strategic” and “Balanced” Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund’s NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Funds, except the Asset Allocation Fund, may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

36	Allocation Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Allocation Funds Prospectus	37

Additional Strategies and General Investment Risks

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely effect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

38	Allocation Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		ASSET ALLOCATION	GROWTH BALANCED	MODERATE BALANCED	STRATEGIC GROWTH ALLOCATION	STRATEGIC INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (eg. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●

Emerging Markets

Securities of companies based in countries considered

developing or to have “emerging” stock markets. Generally,

these securities have the same type of risks as foreign

securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk		●	●	●	●
Foreign Obligations Debt Securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk		●	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●

High Yield Securities

Debt Securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as

“junk bonds,” tend to be more sensitive to economic conditions,

more volatile, and less liquid, and are subject to greater

risk of default.

	Interest Rate and Credit Risk			●		●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Allocation Funds Prospectus	39

Additional Strategies and General Investment Risks

		ASSET ALLOCATION	GROWTH BALANCED	MODERATE BALANCED	STRATEGIC GROWTH ALLOCATION	STRATEGIC INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank.

Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk					●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in

pools of consumer loans, such as mortgage loans, car

loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/ Extension Risk		●	●	●	●

Options

The right to buy or sell a security at an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Credit, Leverage and Liquidity Risk	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●		●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk		●			●

40	Allocation Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Allocation Funds Prospectus	41

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of September 30, 2004, Funds Management managed over $74 billion in mutual fund assets.

The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% on an annual basis of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, the master portfolios. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all the Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also is the sub-adviser for the Index, Equity Income, Small Cap Index and International Equity Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2004, Wells Capital Management managed assets aggregating in excess of $122 billion.

Artisan Partners Limited Partnership (“Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser specializing in an international, large-cap growth investment style. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and other public retirement plans. As of September 30, 2004, Artisan managed over $34.5 billion in assets.

42	Allocation Funds Prospectus

Cadence Capital Management (“Cadence”), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2004, Cadence managed approximately $5.5 billion in assets.

Galliard Capital Management, Inc. (“Galliard”), a wholly owned subsidiary of Wells Fargo Bank, National Association located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2004, Galliard managed approximately $17.3 billion in assets.

LSV Asset Management (LSV), located at One Walker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, LSV managed over $29.4 billion in assets.

New Star Institutional Managers Limited (“New Star”, located at 1 Knightsbridge Green, London, SW1X7NE, England, is a London-based U.S.-registered investment adviser focusing on an international, large-cap blend investment style. New Star provides investment advisory services to foreign-and U.S.-based corporate, endowment and foundation clients. As of September 30, 2004, New Star managed over $7.1 billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2004, Peregrine managed approximately $12.4 billion in assets.

Smith Asset Management Group, L.P. (“Smith Group”), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of this portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2004, the Smith Group managed over $1.3 billion in assets.

Systematic Financial Management (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the sub-investment adviser for the Large Cap Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, Systematic managed over $6.3 billion in assets.

Allocation Funds Prospectus	43

Organization and Management of the Funds

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Institutional Class shares of the Asset Allocation Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Institutional Class pays an annual fee of 0.10% of its average daily net assets.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

44	Allocation Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the securities trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the securities are valued at the last reported sales price, and if there is no sale, they are valued based on the latest quoted bid prices. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m.(ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Allocation Funds Prospectus	45

Your Account How to Buy Shares

Minimum Investments

Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

46	Allocation Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Allocation Funds Prospectus	47

Your Account Exchanges

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

•	Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

•	The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

•

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

48	Allocation Funds Prospectus

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

Allocation Funds Prospectus	49

Other Information

Income and Gain Distributions

The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds make distributions of any net investment income and realized capital gains at least annually. The Asset Allocation Fund makes distributions of any net investment income at least quarterly and realized capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.

We will pass on to a Fund’s shareholder substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from taxable U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding.

Request for Multiple Copies of Shareholder Documents

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

50	Allocation Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Equity Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation, over the long-term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capitaI appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.

Overseas Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

52	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

Allocation Funds Prospectus	53

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Value Bond Portfolio	The Portfolio seeks total return by investing principally in income-producing securities.

Tactical Maturity Bond Portfolio	The Portfolio seeks positive total return each calendar year regardless of general bond market performance.

54	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of 2 years or less, and “long” bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

Allocation Funds Prospectus	55

Portfolio Managers

The Portfolio Managers identified below in connection with the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

William B. Bannick, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

Mark Beale

International Equity Fund since 2004

Mr. Beal joined New Star Institutional Managers in 1982 and is the lead portfolio manager for New Star’s International Equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned his B.A. in Economic History from the University of Sussex, England.

Galen G. Blomster, CFA

Asset Allocation Fund since 2002

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

Tasso H. Coin, Jr. CFA

Growth Balanced Fund and its predecessor since 1995

Moderate Balanced Fund and its predecessor since 1995

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in economics from Loyola University of Chicago.

John S. Dale, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

56	Allocation Funds Prospectus

Gary J. Dunn, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Strategic Growth Allocation Fund since 2004

Strategic Income Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

William D. Giese, CFA

Growth Balanced Fund and its predecessor since 1994

Moderate Balanced Fund and its predecessor since 1994

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1994

Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

Daniel J. Hagen, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

John Huber, CFA

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Strategic Growth Allocation Fund and its predecessor since 1998

Strategic Income Fund and its predecessor since 1998

Mr. Huber joined Galliard at the firm’s inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with Norwest Investment Management. In addition, he previously served as a

Allocation Funds Prospectus	57

Portfolio Managers

Senior Analyst in Norwest Bank’s Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

Josef Lakonishok

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

Richard Lewis

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989 and has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He earned a B.S.c. in Economics and Statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is the Chief Investment Officer and co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all small cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Jeffrey P. Mellas

Asset Allocation Fund since 2003

Growth Balanced Fund Since 2004

Index Allocation Fund since 2003

Moderate Balanced Fund since 2004

Strategic Growth Allocation Fund since 2004

Strategic Income Fund since 2004

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager and also manages certain of the Wells Fargo index mutual funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance he was associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. in Economics from the University of Wisconsin and his M.B.A in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

58	Allocation Funds Prospectus

Richard Merriam, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1997

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard,

Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

Robert B. Mersky, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

Ajay Mirza, CFA

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Strategic Growth Allocation Fund and its predecessor since 1998

Strategic Income Fund and its predecessor since 1998

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage-and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

Ronald M. Mushock, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Growth Balanced Fund and its predecessor since 1990

Moderate Balanced Fund and its predecessor since 1990

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1990

Allocation Funds Prospectus	59

Portfolio Managers

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

Douglas G. Pugh, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

David L. Roberts, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

Stephen S. Smith, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

Jay H. Strohmaier

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Strategic Growth Allocation Fund since 2002

Strategic Income Fund since 2002

Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

Menno Vermeulen

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages

60	Allocation Funds Prospectus

the Overseas Portfolio. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his BA with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan Partners and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide healthcare industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned his B.A. and M.B.A in Finance at Michigan State University.

Allocation Funds Prospectus	61

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk”.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

62	Allocation Funds Prospectus

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Allocation Funds Prospectus	63

Glossary

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a “small cap” index.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

64	Allocation Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargofunds.com

Write to:

Wells Fargo Funds P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P002 (2/05) ICA Reg. No. 811-09253 #529381

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Stock Funds

Prospectus

Wells Fargo Diversified Equity Fund

Wells Fargo Equity Income Fund

Wells Fargo Equity Index Fund

Wells Fargo Growth Equity Fund

Wells Fargo International Equity Fund

Wells Fargo Large Cap Appreciation FundSM

Wells Fargo Large Cap Value Fund

Wells Fargo Large Company Growth Fund

Wells Fargo Montgomery Emerging Markets Focus FundSM

Wells Fargo Montgomery Mid Cap Growth FundSM

Wells Fargo Montgomery Small Cap FundSM

Wells Fargo SIFE Specialized Financial Services Fund

Wells Fargo Small Company Growth Fund

Wells Fargo Small Company Value Fund

Wells Fargo Specialized Health Sciences FundSM

Wells Fargo Specialized Technology FundSM

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1, 2005

Table of Contents Stock Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Diversified Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Equity Income Fund	Seeks long-term capital appreciation and above-average dividend income.

Equity Index Fund	Seeks to approximate the total rate of return of substantially all common stocks comprising the S&P 500 Index before fees and expenses.

Growth Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

International Equity Fund	Seeks total return with an emphasis on long-term capital appreciation.

Large Cap Appreciation Fund	Seeks long-term capital appreciation.

Large Cap Value Fund	Seeks long-term capital appreciation.

Large Company Growth Fund	Seeks long-term capital appreciation.

Montgomery Emerging Markets Focus Fund	Seeks long-term capital appreciation.

Montgomery Mid Cap Growth Fund	Seeks long-term capital appreciation.

Montgomery Small Cap Fund	Seeks long-term capital appreciation.

4	Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 11 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest in common stocks to replicate the Standard & Poor’s 500 Composite Stock Index (S&P 500 Index), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before expenses.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 master portfolios.

We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

We actively manage a diversified portfolio of common stocks of medium-sized U.S. companies that we believe have above-average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap Index, which was $834 million to $13.1 billion as of September 30, 2003 and is expected to change frequently.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.

Stock Funds Prospectus	5

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

SIFE Specialized Financial Services Fund	Seeks long-term capital appreciation.

Small Company Growth Fund	Seeks long-term capital appreciation.

Small Company Value Fund	Seeks long-term capital appreciation.

Specialized Health Sciences Fund	Seeks long-term capital appreciation.

Specialized Technology Fund	Seeks long-term capital appreciation.

6	Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real-estate related companies, leasing companies, and consumer and industrial finance companies). In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios such as default rates, credit quality, and interest rate spreads.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

We invest principally in equity securities of health sciences companies based in at least three countries, including the United States. We define health sciences companies as those with revenues primarily generated by health care, medicine, and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund’s foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. We concentrate the Fund’s investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

Stock Funds Prospectus	7

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 38;

•	the “Additional Strategies and General Investment Risks” section beginning on page 112; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8	Stock Funds Prospectus

FUND	SPECIFIC RISKS

Diversified Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Equity Index Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. We attempt to match as closely as possible the performance of the S&P 500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

International Equity Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

Large Cap Appreciation Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

Stock Funds Prospectus	9

Summary of Important Risks

FUND	SPECIFIC RISKS

Montgomery Emerging Markets Focus Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investment” risks described under “Common Risks for the Funds” on page 8. The Fund invests principally in emerging market securities. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Montgomery Mid Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Montgomery Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

10	Stock Funds Prospectus

FUND	SPECIFIC RISKS

SIFE Specialized Financial Services Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Because of the Fund’s focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

Specialized Health Sciences Fund and Specialized Technology Fund	The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 8. The Funds are considered to be non-diversified because they invest a relatively high percentage of their assets in a limited number of issuers. The Funds also concentrate their investments in stocks of particular sectors of the economy. Non-diversified and concentrated funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Stock Funds Prospectus	11

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Large Cap Value Fund has been in operation for less than one calendar year; therefore, no performance is shown for this Fund.

The Wells Fargo SIFE Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The Wells Fargo Montgomery Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The Wells Fargo Montgomery Small Cap Fund was organized as the successor fund to the Montgomery Small Cap Fund. The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Mid Cap Growth Fund, which was renamed the Wells Fargo Montgomery Mid Cap Growth Fund. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical performance information shown for each successor fund for periods prior to each Fund’s reorganization date reflects the historical information for its predecessor.

Diversified Equity Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘98 • 19.88%	Worst Qtr.:	Q3 ‘02 • (19.40)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

12	Stock Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	21.65%	(0.45)%	9.11%
Class A Returns After Taxes on Distributions	21.37%	(1.31)%	8.16%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	14.07%	(0.68)%	7.64%
Class B Returns Before Taxes (Incept. 5/6/96)[2]	23.10%	(0.43)%	8.94%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	25.77%	(0.23)%	8.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3,4]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard and Poor’s.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Stock Funds Prospectus	13

Performance History

Equity Income Fund Class A Calendar Year Returns2*

Best Qtr.:	Q2 ‘03 • 16.67%	Worst Qtr.:	Q3 ‘02 • (20.85)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	18.76%	(0.25)%	10.01%
Class A Returns After Taxes on Distributions	16.45%	(1.68)%	8.84%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	12.11%	(0.87)%	8.28%
Class B Returns Before Taxes (Incept. 5/2/96)[2]	20.03%	(0.23)%	9.83%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	22.79%	(0.02)%	9.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	28.67%	(0.57)%	11.06%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	30.03%	3.56%	11.88%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

14	Stock Funds Prospectus

Equity Index Fund Class A Calendar Year Returns1*

Best Qtr.:	Q4 ‘98 • 21.00%	Worst Qtr.:	Q3 ‘02 • (17.38)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns[2] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 1/25/84)[1]	20.46%	(2.39)%	9.50%
Class A Returns After Taxes on Distributions	18.87%	(4.07)%	7.87%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.27%	(2.54)%	7.70%
Class B Returns Before Taxes (Incept. 2/17/98)[3]	21.86%	(2.40)%	9.42%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4,5]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to December 15, 1997 reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Fund.
[2]	Returns reflect applicable sales charges.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard and Poor’s.
[5]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Stock Funds Prospectus	15

Performance History

Growth Equity Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘99 • 19.99%	Worst Qtr.:	Q3 ‘02 • (20.25)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	25.97%	1.11%	8.02%
Class A Returns After Taxes on Distributions	25.97%	(0.53)%	6.33%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	16.88%	0.38%	6.28%
Class B Returns Before Taxes (Incept. 5/6/96)[2]	27.63%	1.16%	7.85%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	30.29%	1.33%	7.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard and Poor’s.

16	Stock Funds Prospectus

International Equity Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 33.55%	Worst Qtr.:	Q3 ‘02 • (21.81)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 9/24/97)	21.45%	(0.04)%	1.82%
Class A Returns After Taxes on Distributions	21.21%	(0.25)%	1.65%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.94%	(0.10)%	1.50%
Class B Returns Before Taxes (Incept. 9/24/97)	22.64%	(0.03)%	2.02%
Class C Returns Before Taxes (Incept. 4/1/98)[2]	25.25%	0.16%	1.85%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	38.59%	(0.05)%	1.58%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

Stock Funds Prospectus	17

Performance History

Large Cap Appreciation Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 12.50%	Worst Qtr.:	Q3 ‘02 • (16.05)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 8/31/01)	20.02%	(3.43)%
Class A Returns After Taxes on Distributions	20.02%	(3.43)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.01%	(2.90)%
Class B Returns Before Taxes (Incept. 8/31/01)	21.45%	(3.02)%
Class C Returns Before Taxes (Incept. 8/31/01)	24.19%	(2.11)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	0.85%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

18	Stock Funds Prospectus

Large Cap Value Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 12.50%	Worst Qtr.:	Q3 ‘02 • (16.05)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 8/31/01)	20.02%	(3.43)%
Class A Returns After Taxes on Distributions	20.02%	(3.43)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.01%	(2.90)%
Class B Returns Before Taxes (Incept. 8/31/01)	21.45%	(3.02)%
Class C Returns Before Taxes (Incept. 8/31/01)	24.19%	(2.11)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	0.85%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Stock Funds Prospectus	19

Performance History

Large Company Growth Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘98 • 31.61%	Worst Qtr.:	Q1 ‘01 • (22.88)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/1/98)[2]	19.20%	(3.07)%	10.45%
Class A Returns After Taxes on Distributions	19.20%	(3.21)%	10.09%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	12.48%	(2.58)%	9.21%
Class B Returns Before Taxes (Incept. 10/1/98)[2]	20.50%	(2.94)%	10.38%
Class C Returns Before Taxes (Incept. 11/8/99)[3]	23.37%	(2.67)%	10.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard and Poor’s.

20	Stock Funds Prospectus

Montgomery Emerging Markets Focus Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 44.10%	Worst Qtr.:	Q3 ‘01 • (22.82)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 10/31/01)[2]	61.42%	21.78%	13.27%
Class A Returns After Taxes on Distributions	61.42%	21.55%	12.93%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	39.93%	19.23%	11.46%
Class B Returns Before Taxes (Incept. 10/31/01)[2]	65.34%	22.81%	14.10%
Class C Returns Before Taxes (Incept. 10/31/01)[2]	67.37%	21.84%	13.09%
MSCI Emerging Markets Free Index (reflects no deduction for fees, expenses or taxes)[3]	56.28%	10.62%	3.60%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor Montgomery Emerging Markets Focus Fund, adjusted to reflect applicable sales charges. Performance shown for periods prior to the inception of each class reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on December 31, 1997.
[3]	Morgan Stanley Capital International Emerging Markets Free Index.

Stock Funds Prospectus	21

Performance History

Montgomery Mid Cap Growth Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 32.68%	Worst Qtr.:	Q3 ‘01 • (21.96)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 12/30/94)[2]	30.13%	(0.75)%	8.15%
Class A Returns After Taxes on Distributions	30.13%	(3.50)%	5.87%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	19.58%	(1.39)%	6.39%
Class B Returns Before Taxes (Incept. 06/09/03)[3]	32.02%	(0.72)%	8.05%
Class C Returns Before Taxes (Incept. 06/09/03)[3]	34.66%	(0.52)%	7.93%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	40.06%	7.23%	10.77%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	10.82%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares reflects the performance of the predecessor fund’s Class R shares adjusted for the applicable sales charges.
[3]	Performance shown for periods prior to inception of this Class reflects the performance of the predecessor fund’s Class R shares adjusted to reflect this Class’s fees and expenses.

22	Stock Funds Prospectus

Montgomery Small Cap Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 07/13/90)[2]	39.38%	0.02%	5.13%
Class A Returns After Taxes on Distributions	39.38%	(1.34)%	2.71%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	25.59%	(0.22)%	3.48%
Class B Returns Before Taxes (Incept. 06/09/03)[3]	41.73%	0.06%	4.96%
Class C Returns Before Taxes (Incept. 06/09/03)[3]	44.41%	0.27%	4.87%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	48.54%	0.86%	5.43%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares reflects the performance of the predecessor fund’s Class R shares adjusted for the applicable sales charges. The predecessor fund’s Class R is the accounting survivor of the reorganization of the Montgomery Small Cap Fund’s Class P and Class R into the Fund’s Class A.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor fund’s Class R shares adjusted to reflect this Class’s fees and expenses.

Stock Funds Prospectus	23

Performance History

SIFE Specialized Financial Services Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘98 • 19.60%	Worst Qtr.:	Q3 ‘98 • (18.15)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 7/2/62)[2]	21.73%	2.47%	12.45%
Class A Returns After Taxes on Distributions	13.51%	(0.92)%	8.74%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.97%	0.50%	8.97%
Class B Returns Before Taxes (Incept. 5/1/97)[3]	23.21%	2.37%	12.12%
Class C Returns Before Taxes (Incept. 5/1/97)[3]	25.72%	2.52%	11.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares reflects the performance of the predecessor portfolio’s Class A-I shares. The predecessor Class A-I is the accounting survivor of the reorganization of the SIFE Trust Fund Class A-I and Class A-II into the Fund’s Class A. The Fund’s inception date was July 2, 1962.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.

24	Stock Funds Prospectus

Small Company Growth Fund Class A Calendar Year Returns1*

Best Qtr.:	Q2 ‘03 • 21.66%	Worst Qtr.:	Q3 ‘98 • (24.63)%

*	Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 1/30/04)[1]	50.36%	5.36%	8.81%
Class A Returns After Taxes on Distributions	50.36%	3.88%	6.66%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	32.73%	3.81%	6.50%
Class B Returns Before Taxes (Incept. 1/30/04)[1]	50.36%	5.36%	8.81%
Class C Returns Before Taxes (Incept. 1/30/04)[1]	50.36%	5.36%	8.81%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
[1]	Performance shown for this Class reflects the performance of the Fund’s Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class’s returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Institutional Class shares incepted on November 11, 1994.

Stock Funds Prospectus	25

Performance History

Small Company Value Fund Class A Calendar Year Returns2*

Best Qtr.:	Q2 ‘03 • 22.94%	Worst Qtr.:	Q3 ‘02 • (24.93)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 1/31/02)[2]	35.04%	12.62%	11.53%
Class A Returns After Taxes on Distributions	33.27%	12.32%	11.31%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	22.75%	10.88%	10.04%
Class B Returns Before Taxes (Incept. 1/31/02)[2]	37.18%	12.85%	11.69%
Class C Returns Before Taxes (Incept. 8/30/02)[2]	39.77%	12.87%	11.52%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	9.17%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception of this Class reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

26	Stock Funds Prospectus

Specialized Health Sciences Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘03 • 18.78%	Worst Qtr.:	Q2 ‘02 • (16.96)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 4/2/01)	21.44%	(1.63)%
Class A Returns After Taxes on Distributions	21.44%	(1.63)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.93%	(1.38)%
Class B Returns Before Taxes (Incept. 4/2/01)	22.80%	(1.36)%
Class C Returns Before Taxes (Incept. 4/2/01)	25.66%	(0.58)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	0.07%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Stock Funds Prospectus	27

Performance History

Specialized Technology Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘01 • 39.40%	Worst Qtr.:	Q1 ‘01 • (32.80)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 9/18/00)	62.60%	(24.25)%
Class A Returns After Taxes on Distributions	62.60%	(24.25)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	40.69%	(19.46)%
Class B Returns Before Taxes (Incept. 9/18/00)	66.19%	(25.16)%
Class C Returns Before Taxes (Incept. 9/18/00)	68.80%	(23.66)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	(6.13)%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

28	Stock Funds Prospectus

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Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	All Funds except for the Montgomery Emerging Markets Focus Fund
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%
Redemption Fee	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[3]
	Diversified Equity Fund			Equity Income Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[4]	0.88%	0.88%	0.88%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[5]	0.66%	0.68%	0.65%	0.58%	0.63%	0.57%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.54%	2.31%	2.28%	1.33%	2.13%	2.07%
Fee Waivers	0.29%	0.31%	0.28%	0.23%	0.28%	0.22%
NET EXPENSES[6]	1.25%	2.00%	2.00%	1.10%	1.85%	1.85%

	Large Cap Appreciation Fund			Large Cap Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[4]	0.70%	0.70%	0.70%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[5]	1.75%	1.66%	2.51%	0.66%	0.66%	0.66%
TOTAL ANNUAL FUND OPERATING EXPENSES	2.45%	3.11%	3.96%	1.41%	2.16%	2.16%
Fee Waivers	1.20%	1.11%	1.96%	0.16%	0.16%	0.16%
NET EXPENSES[6]	1.25%	2.00%	2.00%	1.25%	2.00%	2.00%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. Please see “Redemption Fee” on page 131 for further information.
[3]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[4]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Equity Income, Large Cap Appreciation, Large Cap Value, Large Company Growth and Montgomery Mid Cap Growth Funds is as follows: 0.75% from $0 to $499 million; 0.70% from $500 million to $999 million; 0.65% from $1 billion to $2.99 billion; 0.625% from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The schedule for the Equity Index Fund is: 0.10% from $0 to $999 million; 0.075% from $1 billion to $4.99 billion; and, 0.05% for assets $5 billion and higher. The schedule for the International Equity Fund, SIFE Specialized Financial,

30	Stock Funds Prospectus

Summary of Expenses

Montgomery Emerging Markets Focus Fund
CLASS A	CLASS B	CLASS C
5.75%	None	None
None[1]	5.00%	1.00%
2.00%[2]	None	None

Equity Index Fund		Growth Equity Fund			International Equity Fund
CLASS A	CLASS B	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.15%	0.15%	1.05%	1.05%	1.05%	1.00%	1.00%	1.00%
0.00%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.78%	0.88%	0.77%	0.79%	0.88%	0.76%	1.07%	0.95%
0.93%	1.78%	1.82%	2.59%	2.68%	1.76%	2.82%	2.70%
0.29%	0.39%	0.32%	0.34%	0.43%	0.26%	0.57%	0.45%
0.64%	1.39%	1.50%	2.25%	2.25%	1.50%	2.25%	2.25%

Large Company Growth Fund			Montgomery Emerging Markets Focus Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.75%	0.75%	0.75%	1.10%	1.10%	1.10%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.66%	0.83%	0.66%	0.93%	0.94%	0.94%
1.41%	2.33%	2.16%	2.03%	2.79%	2.79%
0.21%	0.38%	0.21%	0.13%	0.14%	0.14%
1.20%	1.95%	1.95%	1.90%	2.65%	2.65%
Specialized Health Sciences and Specialized Technology Funds: 0.95% from $0 to $499 million; 0.90% for $500 million to $999 million; 0.85% from $1 billion to $2.99 billion; 0.825% from $3 billion to $4.99 billion; and 0.80% for assets greater than $5 billion. The schedule for the Montgomery Emerging Markets Focus Fund: 1.10% from $0 to $499 million; 1.05% from $500 million to $999 million; 1.00% from $1 billion to $2.99 billion; 0.975% from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher. The schedule for the Montgomery Small Cap, Small Company Growth and Small Company Value: 0.90% from $0 to $499 million; 0.85% from $500 million to $999 million; 0.80% from $1 billion to $2.99 billion; 0.775% from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[5]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Equity Index Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[6]	The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

Stock Funds Prospectus	31

Stock Funds

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[1]

	Montgomery Mid Cap Growth Fund			Montgomery Small Cap Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.75%	0.75%	0.75%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.70%	0.70%	0.70%	0.79%	0.78%	0.82%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.45%	2.20%	2.20%	1.69%	2.43%	2.47%
Fee Waivers	0.00%	0.00%	0.00%	0.29%	0.28%	0.32%

NET EXPENSES[4]	1.45%	2.20%	2.20%	1.40%	2.15%	2.15%

	Specialized Health Sciences Fund			Specialized Technology Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.95%	0.95%	0.95%	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	1.30%	1.36%	1.48%	0.93%	1.28%	1.11%

TOTAL ANNUAL FUND OPERATING EXPENSES	2.25%	3.06%	3.18%	1.98%	3.08%	2.91%
Fee Waivers	0.60%	0.66%	0.78%	0.23%	0.58%	0.41%

NET EXPENSES[4]	1.65%	2.40%	2.40%	1.75%	2.50%	2.50%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Equity Income, Large Cap Appreciation, Large Cap Value, Large Company Growth and Montgomery Mid Cap Growth Funds is as follows: 0.75% from $0 to $499 million; 0.70% from $500 million to $999 million; 0.65% from $1 billion to $2.99 billion; 0.625% from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The schedule for the Equity Index Fund is: 0.10% from $0 to $999 million; 0.075% from $1 billion to $4.99 billion; and, 0.05% for assets $5 billion and higher. The schedule for the International Equity Fund, SIFE Specialized Financial, Specialized Health Sciences and Specialized Technology Funds: 0.95% from $0 to $499 million; 0.90% for $500 million to $999 million; 0.85% from $1 billion to $2.99 billion; 0.825% from $3 billion to $4.99 billion; and 0.80% for assets greater than $5 billion. The schedule for the Montgomery Emerging Markets Focus Fund: 1.10% from $0 to $499 million; 1.05% from $500 million to $999 million; 1.00% from $1 billion to $2.99 billion; 0.975% from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher. The schedule for the Montgomery Small Cap, Small Company Growth and Small Company Value: 0.90% from $0 to $499 million; 0.85% from $500 million to $999 million; 0.80% from $1 billion to $2.99 billion; 0.775% from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

32	Stock Funds Prospectus

Summary of Expenses

SIFE Specialized Financial Services Fund			Small Company Growth Fund			Small Company Value Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.95%	0.95%	0.95%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.64%	0.75%	0.85%	0.77%	0.77%	0.77%	0.55%	0.55%	0.55%

1.59%	2.45%	2.55%	1.67%	2.42%	2.42%	1.45%	2.20%	2.20%
0.24%	0.35%	0.45%	0.22%	0.22%	0.22%	0.00%	0.00%	0.00%

1.35%	2.10%	2.10%	1.45%	2.20%	2.20%	1.45%	2.20%	2.20%

Stock Funds Prospectus	33

Stock Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Diversified Equity Fund			Equity Income Fund			Equity Index Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B
1 YEAR	$695	$703	$303	$681	$688	$288	$637	$644
3 YEARS	$1,007	$992	$686	$951	$940	$628	$827	$824
5 YEARS	$1,340	$1,407	$1,195	$1,241	$1,318	$1,093	$1,033	$1,130
10 YEARS	$2,281	$2,338	$2,594	$2,065	$2,140	$2,383	$1,627	$1,734

	Large Cap Value Fund			Large Company Growth Fund			Montgomery Emerging Markets Focus Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$695	$703	$303	$690	$698	$298	$757	$768	$368
3 YEARS	$981	$961	$661	$976	$991	$681	$1,163	$1,152	$852
5 YEARS	$1,287	$1,345	$1,145	$1,283	$1,411	$1,190	$1,594	$1,662	$1,462
10 YEARS	$2,156	$2,200	$2,480	$2,152	$2,297	$2,590	$2,788	$2,842	$3,108

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Diversified Equity Fund			Equity Income Fund			Equity Index Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B
1 YEAR	$695	$203	$203	$681	$188	$188	$637	$144
3 YEARS	$1,007	$692	$686	$951	$640	$628	$827	$524
5 YEARS	$1,340	$1,207	$1,195	$1,241	$1,118	$1,093	$1,033	$930
10 YEARS	$2,281	$2,338	$2,594	$2,065	$2,140	$2,383	$1,627	$1,734

	Large Cap Value Fund			Large Company Growth Fund			Montgomery Emerging Markets Focus Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$695	$203	$203	$690	$198	$198	$757	$268	$268
3 YEARS	$981	$661	$661	$976	$691	$681	$1,163	$852	$852
5 YEARS	$1,287	$1,145	$1,145	$1,283	$1,211	$1,190	$1,594	$1,462	$1,462
10 YEARS	$2,156	$2,200	$2,480	$2,152	$2,297	$2,590	$2,788	$2,842	$3,108

34	Stock Funds Prospectus

Summary of Expenses

Growth Equity Fund			International Equity Fund			Large Cap Appreciation Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$719	$728	$328	$719	$728	$328	$695	$703	$303
$1,085	$1,073	$792	$1,073	$1,120	$796	$1,186	$1,156	$1,027
$1,475	$1,545	$1,382	$1,451	$1,639	$1,390	$1,703	$1,734	$1,869
$2,565	$2,623	$2,981	$2,509	$2,732	$2,999	$3,115	$3,117	$4,050

Montgomery Mid Cap Growth Fund			Montgomery Small Cap Fund			SIFE Specialized Financial Services Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$714	$723	$323	$709	$718	$318	$705	$713	$313
$1,007	$988	$688	$1,050	$1,031	$739	$1,026	$1,030	$751
$1,332	$1,380	$1,180	$1,414	$1,470	$1,287	$1,370	$1,474	$1,315
$2,210	$2,255	$2,534	$2,435	$2,476	$2,782	$2,337	$2,447	$2,852

Growth Equity Fund			International Equity Fund			Large Cap Appreciation Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$719	$228	$228	$719	$228	$228	$695	$203	$203
$1,085	$773	$792	$1,073	$820	$796	$1,186	$856	$1,027
$1,475	$1,345	$1,382	$1,451	$1,439	$1,390	$1,703	$1,534	$1,869
$2,565	$2,623	$2,981	$2,509	$2,732	$2,999	$3,115	$3,117	$4,050

Montgomery Mid Cap Growth Fund			Montgomery Small Cap Fund			SIFE Specialized Financial Services Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$714	$233	$223	$709	$218	$218	$705	$213	$213
$1,007	$688	$688	$1,050	$731	$739	$1,026	$730	$751
$1,322	$1,180	$1,180	$1,414	$1,270	$1,287	$1,370	$1,274	$1,315
$2,210	$2,255	$2,534	$2,435	$2,476	$2,782	$2,337	$2,447	$2,852

Stock Funds Prospectus	35

Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Small Company Growth Fund			Small Company Value Fund			Specialized Health Sciences Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$714	$723	$323	$714	$723	$323	$733	$743	$343
3 YEARS	$1,051	$1,034	$734	$1,007	$988	$688	$1,184	$1,183	$908
5 YEARS	$1,411	$1,471	$1,271	$1,322	$1,380	$1,180	$1,659	$1,749	$1,596
10 YEARS	$2,420	$2,467	$2,740	$2,210	$2,255	$2,534	$2,967	$3,050	$3,431

	Specialized Technology Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$743	$753	$353
3 YEARS	$1,140	$1,197	$862
5 YEARS	$1,561	$1,765	$1,497
10 YEARS	$2,731	$2,974	$3,204

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Small Company Growth Fund			Small Company Value Fund			Specialized Health Sciences Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$714	$223	$223	$714	$223	$223	$733	$243	$243
3 YEARS	$1,051	$734	$734	$1,007	$688	$688	$1,184	$883	$908
5 YEARS	$1,411	$1,271	$1,271	$1,322	$1,180	$1,180	$1,659	$1,549	$1,596
10 YEARS	$2,420	$2,467	$2,740	$2,210	$2,255	$2,534	$2,967	$3,050	$3,431

	Specialized Technology Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$743	$223	$253
3 YEARS	$1,140	$897	$862
5 YEARS	$1,561	$1,565	$1,497
10 YEARS	$2,731	$2,974	$3,204

36	Stock Funds Prospectus

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Stock Funds Prospectus	37

Diversified Equity Fund

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. ”Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 11 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
Cooke & Bieler Large Cap Value Portfolio		8.34%
Equity Income Portfolio		28.33%
Large Cap Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio		3.33%
International Style	15%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
International Equity Portfolio		13.75%
Overseas Portfolio		3.75%
TOTAL FUND ASSETS	100%

38	Stock Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 140 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 142 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	39

Diversified Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$35.61	$29.00	$36.33	$52.73	$48.01
Income from investment operations:
Net investment income (loss)	0.15	0.13	0.09[5]	0.09	0.16
Net realized and unrealized gain (loss) on investments	4.41	6.59	(6.85)	(11.70)	7.39
Total from investment operations	4.56	6.72	(6.76)	(11.61)	7.55
Less distributions:
Dividends from net investment income	(0.26)	(0.11)	(0.15)	(0.17)	(0.16)
Distributions from net realized gain	0.00	0.00	(0.42)	(4.62)	(2.67)
Total distributions	(0.26)	(0.11)	(0.57)	(4.79)	(2.83)
Net asset value, end of period	$39.91	$35.61	$29.00	$36.33	$52.73
Total return[4]	12.82%	23.21%	(19.04)%	(24.07)%	15.99%
Ratios/supplemental data:
Net assets, end of period (000s)	$101,469	$76,292	$57,876	$74,038	$95,646
Ratios to average net assets[6]:
Ratio of expenses to average net assets[1]	1.25%	1.25%	1.25%	1.15%	1.00%
Ratio of net investment income (loss) to average net assets	0.37%	0.42%	0.22%	0.23%	0.31%
Portfolio turnover[2]	32%	32%	30%	34%	38%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,3,6]	1.37%	1.54%	1.58%	1.61%	1.51%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Calculated based upon average shares outstanding.
[6]	Ratios shown for periods of less than one year are annualized.

40	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 6, 1996

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$34.43	$28.15	$35.41	$51.70	$47.33

(0.40)	(0.19)	(0.20)[5]	(0.17)	(0.18)
4.52	6.47	(6.64)	(11.50)	7.22
4.12	6.28	(6.84)	(11.67)	7.04

0.00	0.00	0.00	0.00	0.00
0.00	0.00	(0.42)	(4.62)	(2.67)
0.00	0.00	(0.42)	(4.62)	(2.67)
$38.55	$34.43	$28.15	$35.41	$51.70
11.97%	22.31%	(19.64)%	(24.65)%	15.10%

$81,966	$92,300	$85,035	$111,956	$143,472

2.00%	2.00%	2.00%	1.90%	1.75%
(0.40)%	(0.33)%	(0.53)%	(0.52)%	(0.44)%
32%	32%	30%	34%	38%
2.12%	2.31%	2.39%	2.41%	2.28%

Stock Funds Prospectus	41

Diversified Equity Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$34.90	$28.56	$35.91	$52.36	$47.90
Income from investment operations:
Net investment income (loss)	(0.37)	(0.05)	(0.20)[5]	(0.16)	(0.07)
Net realized and unrealized gain (loss) on investments	4.54	6.39	(6.73)	(11.67)	7.20
Total from investment operations	4.17	6.34	(6.93)	(11.83)	7.13
Less distributions:
Dividends from net investment income	(0.03)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.42)	(4.62)	(2.67)
Total distributions	(0.03)	0.00	(0.42)	(4.62)	(2.67)
Net asset value, end of period	$39.04	$34.90	$28.56	$35.91	$52.36
Total return[4]	11.92%	22.23%	(19.62)%	(24.64)%	15.11%
Ratios/supplemental data:
Net assets, end of period (000s)	$7,798	$9,463	$6,730	$7,693	$8,526
Ratios to average net assets[6]:
Ratio of expenses to average net assets[1]	2.00%	2.00%	2.00%	1.90%	1.75%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.33)%	(0.52)%	(0.52)%	(0.40)%
Portfolio turnover[2]	32%	32%	30%	34%	38%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,3,6]	2.12%	2.28%	2.13%	2.01%	2.95%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Calculated based upon average shares outstanding.
[6]	Ratios shown for periods of less than one year are annualized.

42	Stock Funds Prospectus

Equity Income Fund

Portfolio Managers:    David L. Roberts, CFA; Gary J. Dunn, CFA

Investment Objective

The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing equity securities; and

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	43

Equity Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$31.32	$28.74	$37.23	$41.28	$44.20
Income from investment operations:
Net investment income (loss)	0.45	0.46	0.44	0.36	0.44
Net realized and unrealized gain (loss) on investments	4.59	5.04	(7.51)	(4.05)	0.10
Total from investment operations	5.04	5.50	(7.07)	(3.69)	0.54
Less distributions:
Dividends from net investment income	(0.47)	(0.46)	(0.43)	(0.36)	(0.42)
Distributions from net realized gain	(1.40)	(2.46)	(0.99)	0.00	(3.04)
Total distributions	(1.87)	(2.92)	(1.42)	(0.36)	(3.46)
Net asset value, end of period	$34.49	$31.32	$28.74	$37.23	$41.28
Total return[4]	16.43%	20.12%	(19.84)%	(8.97)%	1.17%
Ratios/supplemental data:
Net assets, end of period (000s)	$186,501	$161,962	$124,015	$165,304	$196,314
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.32%	1.57%	1.19%	0.86%	1.07%
Portfolio turnover[2]	11%	9%	12%	3%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,3,5]	1.18%	1.33%	1.36%	1.51%	1.28%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.

44	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 2, 1996

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$31.31	$28.72	$37.18	$41.22	$44.17

0.21	0.25	0.16	0.05	0.11
4.57	5.02	(7.49)	(4.03)	0.11
4.78	5.27	(7.33)	(3.98)	0.22

(0.20)	(0.22)	(0.14)	(0.06)	(0.13)
(1.40)	(2.46)	(0.99)	0.00	(3.04)
(1.60)	(2.69)	(1.13)	(0.06)	(3.17)
$34.49	$31.31	$28.72	$37.18	$41.22
15.56%	19.22%	(20.43)%	(9.67)%	0.41%

$80,298	$98,690	$91,889	$134,403	$152,682

1.85%	1.85%	1.85%	1.85%	1.85%
0.57%	0.82%	0.43%	0.12%	0.28%
11%	9%	12%	3%	9%
1.93%	2.13%	2.18%	2.20%	2.03%

Stock Funds Prospectus	45

Equity Income Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$32.26	$29.52	$38.18	$42.32	$45.30
Income from investment operations:
Net investment income (loss)	0.22	0.25	0.18	0.05	0.19
Net realized and unrealized gain (loss) on investments	4.70	5.19	(7.70)	(4.14)	0.03
Total from investment operations	4.92	5.44	(7.52)	(4.09)	0.22
Less distributions:
Dividends from net investment income	(0.17)	(0.24)	(0.15)	(0.05)	(0.16)
Distributions from net realized gain	(1.40)	(2.46)	(0.99)	0.00	(3.04)
Total distributions	(1.57)	(2.70)	(1.14)	(0.05)	(3.20)
Net asset value, end of period	$35.61	$32.26	$29.52	$38.18	$42.32
Total return[5]	15.54%	19.27%	(20.41)%	(9.66)%	0.41%
Ratios/supplemental data:
Net assets, end of period (000s)	$9,083	$10,689	$7,415	$7,508	$7,115
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income (loss) to average net assets	0.58%	0.82%	0.46%	0.14%	0.29%
Portfolio turnover[3]	11%	9%	12%	3%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	1.93%	2.07%	2.12%	2.02%	1.96%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

46	Stock Funds Prospectus

Equity Index Fund

Portfolio Managers:    Jeffrey P. Mellas

Investment Objective

The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks composing the S&P 500 Index before fees and expenses.

Investment Strategies

We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks based on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. We attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

•	in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

•	in interest-rate futures contracts, options or interest-rate swaps and index swaps.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. We attempt to match as closely as possible the performance of the S&P 500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	47

Equity Index Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JANUARY 25, 1984

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$44.55	$38.09	$54.20	$84.54	$78.14
Income from investment operations:
Net investment income (loss)	0.52	0.47	0.41	0.43	0.33
Net realized and unrealized gain (loss) on investments	5.25	8.23	(9.85)	(21.00)	9.36
Total from investment operations	5.77	8.70	(9.44)	(20.57)	9.69
Less distributions:
Dividends from net investment income	(0.50)	(0.51)	(0.43)	(0.35)	(0.10)
Distributions from net realized gain	(1.31)	(1.73)	(6.24)	(9.42)	(3.19)
Total distributions	(1.81)	(2.24)	(6.67)	(9.77)	(3.29)
Net asset value, end of period	$48.51	$44.55	$38.09	$54.20	$84.54
Total return[1]	13.13%	23.59%	(20.99)%	(27.03)%	12.43%
Ratios/supplemental data:
Net assets, end of period (000s)	$341,142	$312,974	$271,640	$382,462	$596,083
Ratios to average net assets:
Ratio of expenses to average net assets	0.65%	0.67%	0.67%	0.67%	0.71%
Ratio of net investment income (loss) to average net assets	1.09%	1.14%	0.86%	0.67%	0.54%
Portfolio turnover	2%	2%	4%	4%	8%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.82%	1.03%	0.99%	0.88%	0.85%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

48	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON FEBRUARY 17, 1998

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$44.32	$37.80	$53.78	$84.06	$78.19

0.12	0.16	0.06	(0.02)	(0.16)
5.27	8.20	(9.84)	(20.91)	9.22
5.39	8.36	(9.78)	(20.93)	9.06

(0.18)	(0.12)	(0.02)	0.00	0.00
(1.31)	(1.72)	(6.18)	(9.35)	(3.19)
(1.49)	(1.84)	(6.20)	(9.35)	(3.19)
$48.22	$44.32	$37.80	$53.78	$84.06
12.26%	22.71%	(21.60)%	(27.57)%	11.58%

$51,644	$57,505	$50,635	$71,450	$96,378

1.40%	1.41%	1.41%	1.41%	1.46%
0.34%	0.40%	0.11%	(0.07)%	(0.21)%
2%	2%	4%	4%	8%
1.57%	1.88%	1.97%	1.63%	1.72%

Stock Funds Prospectus	49

Growth Equity Fund

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios, and the assets dedicated to large cap growth and international investments each to 2 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio	30%
Disciplined Growth Portfolio	5%
Small Cap Style	35%
Small Cap Index Portfolio	11.67%
Small Company Growth Portfolio	11.67%
Small Company Value Portfolio	11.66%
International Style	30%
International Equity Portfolio	7.5%
International Growth Portfolio	7.5%
International Index Portfolio	7.5%
Overseas Portfolio	7.5%
TOTAL FUND ASSETS	100%

50	Stock Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 140 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 142 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Disciplined Growth	Smith	Stephen S. Smith, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Financial Advisors	Team Managed.
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

This Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	51

Growth Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$24.64	$19.50	$23.87	$39.89	$36.83
Income from investment operations:
Net investment income (loss)	(0.08)[6]	(0.08)[6]	(0.10)	(0.07)	(0.21)
Net realized and unrealized gain on investments	3.14	5.22[6]	(3.34)	(9.86)	8.90
Total from investment operations	3.06	5.14	(3.44)	(9.93)	8.69
Less distributions:
Dividends from net investment income	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.92)	(6.09)	(5.63)
Total distributions	0.00	0.00	(0.93)	(6.09)	(5.63)
Net asset value, end of period	$27.70	$24.64	$19.50	$23.87	$39.89
Total return[4]	12.38%	26.36%	(15.46)%	(28.93)%	25.01%
Ratios/supplemental data:
Net assets, end of period (000s)	$18,742	$15,576	$11,210	$12,473	$17,726
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	1.50%	1.50%	1.47%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.38)%	(0.43)%	(0.31)%	(0.48)%
Portfolio turnover[2]	44%	58%	40%	75%	78%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,3,5]	1.60%	1.82%	1.88%	1.93%	1.72%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated based upon average shares outstanding.

52	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 6, 1996

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$23.02	$18.37	$22.69	$38.48	$35.93

(0.28)[6]	(0.23)[6]	(0.31)	(0.19)	(0.35)
2.95	4.88[7]	(3.09)	(9.51)	8.53
2.67	4.65	(3.40)	(9.70)	8.18

0.00	0.00	(0.00)	0.00	0.00
0.00	0.00	(0.92)	(6.09)	(5.63)
0.00	0.00	(0.92)	(6.09)	(5.63)
$25.69	$23.02	$18.37	$22.69	$38.48
11.60%	25.31%	(16.09)%	(29.46)%	24.11%

$11,700	$14,379	$13,670	$17,319	$25,124

2.25%	2.25%	2.22%	2.25%	2.25%
(1.08)%	(1.13)%	(1.18)%	(1.06)%	(1.20)%
44%	58%	40%	75%	78%
2.34%	2.59%	2.63%	2.65%	2.58%

Stock Funds Prospectus	53

Growth Equity Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$23.87	$19.04	$23.49	$39.61	$36.84
Income from investment operations:
Net investment income (loss)	(0.28)[6]	(0.25)[6]	(0.25)	(0.22)	(0.15)
Net realized and unrealized gain on investments	3.02	5.08[6]	(3.28)	(9.81)	8.55
Total from investment operations	2.74	4.83	(3.53)	(10.03)	8.40
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.92)	(6.09)	(5.63)
Total distributions	0.00	0.00	(0.92)	(6.09)	(5.63)
Net asset value, end of period	$26.61	$23.87	$19.04	$23.49	$39.61
Total return[5]	11.52%	25.37%	(16.10)%	(29.46)%	24.11%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,097	$2,980	$1,721	$1,799	$2,240
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	2.25%	2.25%	2.22%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.11)%	(1.17)%	(1.06)%	(1.16)%
Portfolio turnover[3]	44%	58%	40%	75%	78%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	2.34%	2.68%	2.74%	2.32%	2.75%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated based upon average shares outstanding.

54	Stock Funds Prospectus

International Equity Fund

Portfolio Managers:    Mark Beale; Josef Lakonishok; Richard Lewis; Menno Vermeulen; Robert W. Vishny and Mark L. Yockey, CFA

Investment Objective

The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

Investment Strategies

The Fund invests in the equities of companies domiciled outside of the United States through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management, an international blend style, sub-advised by New Star Institutional Managers Limited and an international growth style, sub-advised by Artisan Partners Limited Partnership.

LSV Asset Management

LSV invests in the equity securities of non-U.S. companies believed to be undervalued in the marketplace at the time of purchase and believed to show recent positive signals, such as an appreciation in prices and increase in earnings. In making investment decisions, LSV applies a quantitative investment model. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation).

New Star Institutional Managers Limited

New Star follows a two-phase investment process. In the first phase, New Star screens the universe of stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East Index, in addition to major companies in various U.S. indices. From this universe, the 300 companies with the largest market capitalization are researched on a bottom-up basis to identify those most suitable for investment. Research is conducted using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” methodology, which seeks to identify the factors driving company profitability. In the second phase of the investment process, investment recommendations are reviewed for final stock selections. Securities are sold in various circumstances, including when there is a change in country ratings resulting in re-allocation of market exposures, when there is a change in sector exposure, or because the relative attractiveness of a security has changed.

Artisan Partners Limited Partnership

Artisan Partners uses a bottom-up investment process to seek international growth companies regardless of market capitalization, concentrating on industries or themes that the Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. Company visits are a key component of Artisan’s investment process, providing an opportunity to develop an understanding of a company, its management and their current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed

Stock Funds Prospectus	55

International Equity Fund

companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities;

•	at least 80% of total assets in securities of companies based outside the U.S.;

•	in a minimum of five countries exclusive of the U.S.;

•	up to 50% of total assets in any one country;

•	up to 25% of total assets in emerging markets; and

•	in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

We expect that the Fund’s portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

56	Stock Funds Prospectus

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International Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 24, 1997

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$9.88	$8.46	$10.50	$15.24	$12.70
Income from investment operations:
Net investment income (loss)	0.04[3]	0.04[3]	(0.01)[3]	0.01	0.11
Net realized and unrealized gain (loss) on investments	1.23	1.38	(2.03)	(4.44)	2.64
Total from investment operations	1.27	1.42	(2.04)	(4.43)	2.75
Less distributions:
Dividends from net investment income	(0.06)	0.00	0.00	0.00	(0.13)
Distributions from net realized gain	0.00	0.00	0.00	(0.31)	(0.08)
Total distributions	(0.06)	0.00	0.00	(0.31)	(0.21)
Net asset value, end of period	$11.09	$9.88	$8.46	$10.50	$15.24
Total return[1]	12.89%	16.78%	(19.43)%	(29.59)%	21.65%
Ratios/supplemental data:
Net assets, end of period (000s)	$56,108	$52,762	$22,806	$30,727	$43,659
Ratios to average net assets:
Ratio of expenses to average net assets	1.50%	1.50%	1.72%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.36%	0.42%	(0.08)%	0.05%	(0.31)%
Portfolio turnover	112%	73%	52%	36%	26%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.71%	1.76%	1.96%	1.81%	2.00%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.

58	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON SEPTEMBER 24, 1997					CLASS C SHARES—COMMENCED ON APRIL 1, 1998

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$9.48	$8.19	$10.25	$14.99	$12.54	$9.47	$8.18	$10.24	$14.98	$12.54

(0.05)[3]	(0.03)[3]	(0.09)[3]	(0.11)	0.06	(0.04)[3]	(0.02)[3]	(0.09)[3]	(0.07)	0.07
1.19	1.32	(1.97)	(4.32)	2.54	1.17	1.31	(1.97)	(4.36)	2.54
1.14	1.29	(2.06)	(4.43)	2.60	1.13	1.29	(2.06)	(4.43)	2.61

0.00	0.00	0.00	0.00	(0.07)	0.00	0.00	0.00	0.00	(0.09)
0.00	0.00	0.00	(0.31)	(0.08)	0.00	0.00	0.00	(0.31)	(0.08)
0.00	0.00	0.00	(0.31)	(0.15)	0.00	0.00	0.00	(0.31)	(0.17)
$10.62	$9.48	$8.19	$10.25	$14.99	$10.60	$9.47	$8.18	$10.24	$14.98
12.03%	15.75%	(20.10)%	(30.12)%	20.65%	11.93%	15.77%	(20.12)%	(30.14)%	20.72%

$14,796	$20,149	$29,107	$41,122	$63,019	$1,618	$2,530	$2,167	$2,704	$2,857

2.25%	2.25%	2.47%	2.50%	2.50%	2.25%	2.25%	2.47%	2.50%	2.50%

(0.43)%	(0.31)%	(0.83)%	(0.72)%	(1.01)%	(0.39)%	(0.27)%	(0.78)%	(0.69)%	(0.86)%
112%	73%	52%	36%	26%	112%	73%	52%	36%	26%
2.46%	2.82%	3.06%	2.70%	2.95%	2.45%	2.70%	2.96%	2.50%	3.02%

Stock Funds Prospectus	59

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Large Cap Appreciation Fund

Portfolio Managers:    William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

Investment Objective

The Large Cap Appreciation Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company’s current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	61

Large Cap Appreciation Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON AUGUST 31, 2001

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$8.92	$7.53	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	0.00[6]	(0.01)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	0.88	1.40	(1.99)	(0.47)
Total from investment operations	0.88		(2.00)	(0.47)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.80	$8.92	$7.53	$9.53
Total return[1]	9.87%	18.46%	(20.99)%	(4.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$20,393	$1,033	$898	$41
Ratios to average net assets[3]:
Ratio of expenses to average net assets[5]	1.25%	1.21%	1.20%	0.95%
Ratio of net investment income (loss) to average net assets	(0.11)%	(0.19)%	(0.15)%	1.17%
Portfolio turnover[4]	149%	153%	123%	10%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.42%	2.45%	6.48%	1.24%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[6]	Calculated based upon average shares outstanding.

62	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON AUGUST 31, 2001				CLASS C SHARES—COMMENCED ON AUGUST 31, 2001

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$8.78	$7.47	$9.52	$10.00	$8.79	$7.47	$9.53	$10.00

(0.21)[6]	(0.06)	(0.07)	0.00	(0.15)[6]	(0.03)	(0.05)	0.00
1.00	1.37	(1.98)	(0.48)	0.94	1.35	(2.01)	(0.47)
0.79	1.31	(2.05)	(0.48)	0.79	1.32	(2.06)	(0.47)

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
$9.57	$8.78	$7.47	$9.52	$9.58	$8.79	$7.47	$9.53
9.00%	17.54%	(21.53)%	(4.80)%	8.99%	17.67%	(21.62)%	(4.70)%

$1,509	$1,449	$1,041	$91	$669	$499	$200	$26

2.00%	1.95%	1.95%	1.78%	2.00%	1.95%	1.95%	1.83%
(0.88)%	(0.95)%	(0.90)%	(0.24)%	(0.88)%	(0.94)%	(0.93)%	0.00%
149%	153%	123%	10%	149%	153%	123%	10%
2.16%	3.11%	8.45%	1.78%	2.16%	3.96%	8.37%	1.83%

Stock Funds Prospectus	63

Large Cap Value Fund

Portfolio Managers:    D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

Investment Objective

The Large Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book, and price-to-sales ratios, and cash flow. We also evaluate the companies’ sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

We also apply a rigorous screening process to manage the portfolio’s overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer’s business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 118.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

64	Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON AUGUST 29, 2003		CLASS B SHARES— COMMENCED ON AUGUST 29, 2003		CLASS C SHARES— COMMENCED ON AUGUST 29, 2003

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$9.82	$10.00	$9.81	$10.00	$9.81	$10.00
Income from investment operations:
Net investment income (loss)	0.05	0.00	0.00	(0.01)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	1.62	(0.18)	1.59	(0.18)	1.59	(0.18)
Total from investment operations	1.67	(0.18)	1.59	(0.19)	1.59	(0.19)
Less distributions:
Dividends from net investment income	(0.01)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.01)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.48	$9.82	$11.40	$9.81	$11.40	$9.81
Total return[1]	16.96%	(1.80)%	16.21%	(1.90)%	16.21%	(1.90)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,645	$76	$1,142	$37	$295	$12
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.25%	1.25%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	0.54%	(0.26)%	(0.10)%	(1.08)%	(0.19)%	(0.64)%
Portfolio turnover[5]	122%	3%	122%	3%	122%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,4]	10.90%	196.38%	11.20%	189.72%	11.11%	209.42%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Stock Funds Prospectus	65

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Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large- capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	67

Large Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$43.96	$34.52	$44.57	$75.03	$57.96
Income from investment operations:
Net investment income (loss)	(0.28)[6]	(0.46)	(0.34)	(0.37)	(0.49)
Net realized and unrealized gain (loss) on investments	1.29	9.90	(9.71)	(29.21)	19.16
Total from investment operations	1.01	9.44	(10.05)	(29.58)	18.67
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.84)	(1.60)
Distributions in excess of realized gains	0.00	0.00	0.00	(0.04)	0.00
Total distributions	0.00	0.00	0.00	(0.88)	(1.60)
Net asset value, end of period	$44.97	$43.96	$34.52	$44.57	$75.03
Total return[4]	2.28%	27.35%	(22.55)%	(39.85)%	32.50%
Ratios/supplemental data:
Net assets, end of period (000s)	$454,499	$364,406	$141,774	$202,514	$303,948
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.61)%	(0.69)%	(0.76)%	(0.71)%	(0.73)%
Portfolio turnover[2]	14%	13%	18%	13%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,3,5]	1.28%	1.41%	1.45%	1.36%	1.31%
[1]	Includes expenses allocated from the Portfolio in which the Fund invests.
[2]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated based on upon average shares outstanding.

68	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 1, 1998

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$40.11	$31.72	$41.18	$69.77	$54.29

(0.58)[6]	(0.68)	(0.69)	(0.62)	(0.72)
1.19	9.07	(8.77)	(27.09)	17.80
0.61	8.39	(9.46)	(27.71)	17.08

0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	(0.84)	(1.60)
0.00	0.00	0.00	(0.04)	0.00
0.00	0.00	0.00	(0.88)	(1.60)
$40.72	$40.11	$31.72	$41.18	$69.77
1.52%	26.45%	(22.97)%	(40.18)%	31.75%

$220,657	$246,894	$218,625	$307,706	$461,918

1.95%	1.88%	1.75%	1.75%	1.75%
(1.36)%	(1.35)%	(1.31)%	(1.26)%	(1.28)%
14%	13%	18%	13%	9%
2.03%	2.33%	2.46%	2.19%	2.15%

Stock Funds Prospectus	69

Large Company Growth Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000[1]
Net asset value, beginning of period	$40.18	$31.76	$41.22	$69.85	$59.32
Income from investment operations:
Net investment income (loss)	(0.58)[6]	(0.62)	(0.89)	(0.43)	(0.40)
Net realized and unrealized gain (loss) on investments	1.20	9.04	(8.57)	(27.32)	12.53
Total from investment operations	0.62	8.42	(9.46)	(27.75)	12.13
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.84)	(1.60)
Distributions in excess of realized gains	0.00	0.00	0.00	(0.04)	0.00
Total distributions	0.00	0.00	0.00	(0.88)	(1.60)
Net asset value, end of period	$40.80	$40.18	$31.76	$41.22	$69.85
Total return[5]	1.54%	26.51%	(22.95)%	(40.19)%	20.72%
Ratios/supplemental data:
Net assets, end of period (000s)	$31,937	$40,436	$27,092	$27,189	$25,463
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.95%	1.86%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(1.36)%	(1.34)%	(1.31)%	(1.26)%	(1.29)%
Portfolio turnover[3]	14%	13%	18%	13%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	2.03%	2.16%	2.28%	2.15%	2.16%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

70	Stock Funds Prospectus

Montgomery Emerging Markets Focus Fund

Portfolio Managers:    Josephine Jiménez, CFA; Frank Chiang

Investment Objective

The Montgomery Emerging Markets Focus Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities;

•	in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

•	in 20 to 40 companies.

As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

The Fund’s investment process results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	71

Montgomery Emerging Markets Focus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 31, 2001

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$17.76	$15.27	$14.50	$11.37
Income from investment operations:
Net investment income (loss)	0.00[4]	0.02[4]	0.00	0.29
Net realized and unrealized gain (loss) on investments	2.86	2.47	0.77	2.94
Total from investment operations	2.86	2.49	0.77	3.23
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	(0.10)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	(0.10)
Net asset value, end of period	$20.62	$17.76	$15.27	$14.50
Total return[2]	16.04%	16.37%	5.33%	28.57%
Ratios/supplemental data:
Net assets, end of period (000s)	$139,880	$117,842	$105,512	$23
Ratios to average net assets:
Ratio of expenses to average net assets	1.90%	1.88%	2.18%	2.20%
Ratio of net investment income (loss) to average net assets	0.00%	0.42%	(1.65)%	0.43%
Portfolio turnover	225%	49%	210%	206%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	2.01%	2.03%	2.18%	5.27%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated based upon average shares outstanding.

72	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 31, 2001				CLASS C SHARES—COMMENCED ON OCTOBER 31, 2001

Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002
$17.62	$15.18	$14.52	$11.37	$17.56	$15.12	$14.48	$11.37

(0.13)[4]	(0.02)[4]	0.10	0.08	(0.14)[4]	(0.02)[4]	0.02	0.05

2.85	2.46	0.56	3.17	2.82	2.46	0.62	3.16
2.72	2.44	0.66	3.25	2.68	2.44	0.64	3.21

0.00	0.00	0.00	(0.10)	0.00	0.00	0.00	(0.10)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	(0.10)	0.00	0.00	0.00	(0.10)
$20.34	$17.62	$15.18	$14.52	$20.24	$17.56	$15.12	$14.48
15.37%	16.06%	4.64%	28.65%	15.26%	16.14%	4.37%	28.39%

$2,781	$290	$28	$11	$2,449	$519	$59	$13

2.65%	2.64%	2.33%	2.31%	2.65%	2.64%	3.39%	3.44%
(0.64)%	(0.45)%	1.59%	0.10%	0.71%	(0.39)%	(3.00)%	0.10%
225%	49%	210%	206%	225%	49%	210%	206%
2.77%	2.79%	2.78%	5.38%	2.77%	2.79%	3.53%	6.51%

Stock Funds Prospectus	73

Montgomery Mid Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Montgomery Mid Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap Index, which was $834 million to $13.1 billion as of September 30, 2003 and is expected to change frequently.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in mid-capitalization securities.

Important Risk Factors and Other Considerations

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the “Master/GatewaySM Structure” description on the “Key Information” on page 37 for further information.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

74	Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON DECEMBER 30, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[2]	June 30, 2003	June 30, 2002[1]	June 30, 2001[1]	June 30, 2000[1]
Net asset value, beginning of period	$5.09	$4.77	$4.82	$7.27	$12.36	$9.85
Income from investment operations:
Net investment income (loss)	0.02	(0.05)	(0.02)	(0.05)	(0.09)	(0.17)
Net realized and unrealized gain (loss) on investments	0.73	0.37	(0.03)	(1.78)	(0.80)	4.01
Total from investment operations	0.75	0.32	(0.05)	(1.83)	(0.89)	3.84
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.62)	(4.20)	(1.33)
Total distributions	0.00	0.00	0.00	(0.62)	(4.20)	(1.33)
Net asset value, end of period	$5.84	$5.09	$4.77	$4.82	$7.27	$12.36
Total return[3]	14.73%	6.71%	(1.04)%	(26.49)%	(11.76)%	42.46%
Ratios/supplemental data:
Net assets, end of period (000s)	$93,024	$87,980	$85,320	$98,526	$164,497	$224,944
Ratios to average net assets:[5]
Ratio of expenses to average net assets	1.43%	1.42%	1.49%	1.50%	1.51%	1.55%
Ratio of net investment income (loss) to average net assets	(0.44)%	(1.03)%	(0.65)%	(0.80)%	(1.13)%	(1.19)%
Portfolio turnover	180%	55%	142%	143%	68%	63%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.50%	1.42%	1.86%	3.10%	2.32%	1.92%
[1]	Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split.
[2]	The Fund changed its fiscal year-end from June 30 to September 30.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[4]	During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

Stock Funds Prospectus	75

Montgomery Mid Cap Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS B SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$4.99	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	0.06	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	0.63	0.37	0.00
Total from investment operations	0.69	0.31	0.01
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$5.68	$4.99	$4.68
Total return[2]	13.83%	6.62%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$6,877	$5,216	$4,599
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.18%	2.17%	2.14%
Ratio of net investment income (loss) to average net assets	(0.64)%	(1.78)%	3.82%
Portfolio turnover	180%	55%	142%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.26%	2.17%	2.22%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

76	Stock Funds Prospectus

Financial Highlights

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$4.98	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	0.07	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	0.63	0.36	0.00
Total from investment operations	0.70	0.30	0.01
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$5.68	$4.98	$4.68
Total return[2]	14.06%	6.41%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,034	$607	$493
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.18%	2.17%	2.12%
Ratio of net investment income (loss) to average net assets	(0.70)%	(1.78)%	4.05%
Portfolio turnover	180%	55%	142%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.26%	2.17%	2.22%

Stock Funds Prospectus	77

Montgomery Small Cap Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Montgomery Small Cap Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small cap securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

78	Stock Funds Prospectus

Montgomery Small Cap Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 13, 1990

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$9.44	$8.93	$8.61	$11.85	$22.20	$16.58
Income from investment operations:
Net investment income (loss)	(0.23)	(0.02)	(0.07)	(0.07)	(0.13)	(0.28)
Net realized and unrealized gain (loss) on investments	1.46	0.53	0.39	(3.08)	(4.43)	5.90
Total from investment operations	1.23	0.51	0.32	(3.15)	(4.56)	5.62
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.09)	(5.79)	0.00
Total distributions	0.00	0.00	0.00	(0.09)	(5.79)	0.00
Net asset value, end of period	$10.67	$9.44	$8.93	$8.61	$11.85	$22.20
Total return[2]	13.03%	5.71%	3.72%	(26.68)%	(21.71)%	34.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$43,192	$83,152	$52,891	$46,707	$74,297	$102,622
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.13)%	(1.06)%	(0.68)%	(0.85)%	(1.14)%
Portfolio turnover	171%	47%	169%	152%	117%	93%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.69%	1.69%	1.53%	1.51%	1.36%	1.35%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

Stock Funds Prospectus	79

Montgomery Small Cap Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS B SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$9.41	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.25)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.41)	0.52	0.06
Total from investment operations	1.16	0.48	0.05
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$10.57	$9.41	$8.93
Total return[2]	12.22%	5.38%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$702	$114	$30
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(1.86)%	(1.88)%	(1.06)%
Portfolio turnover	171%	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.48%	2.43%	2.28%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

80	Stock Funds Prospectus

Financial Highlights

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$9.42	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.22)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.38	0.51	0.06
Total from investment operations	1.16	0.49	0.05
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$10.58	$9.42	$8.93
Total return[2]	12.31%	5.49%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$201	$82	$11
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(1.86)%	(1.91)%	(1.06)%
Portfolio turnover	171%	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.48%	2.47%	2.28%

Stock Funds Prospectus	81

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SIFE Specialized Financial Services Fund

Portfolio Managers:    Allen J. Ayvazian; Allen Wisniewski, CFA

Investment Objective

The SIFE Specialized Financial Services Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).

In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities of financial services companies; and

•	in equity securities listed on a U.S. exchange including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Because of the Fund’s focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries.

Financial services companies may be more greatly impacted by changing interest rates and/or economic conditions than the overall stock markets. Certain financial services companies are subject to greater regulation than other industries in the overall stock markets. For example, industries like banking, securities, and insurance are subject to special regulatory schemes not shared by other industries. Additionally, tighter government regulation of certain financial services companies in which the Fund invests may adversely affect the Fund by preventing such investments from realizing their growth potential. The increased sensitivity of the Fund’s holdings, and therefore the Fund’s NAV, to market and economic factors affecting the financial services sector may make the Fund more suitable for long-term investors. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. They are all important to your investment choice.

Stock Funds Prospectus	83

SIFE Specialized Financial Services Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 2, 1962

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$4.26	$3.71	$5.38	$5.80	$5.21
Income from investment operations:
Net investment income (loss)	0.03	0.03	0.04	0.06	0.08
Net realized and unrealized gain (loss) on investments	0.42	0.56	(0.71)	(0.24)	0.96
Total from investment operations	0.45	0.59	(0.67)	(0.18)	1.04
Less distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.04)	(0.06)	(0.08)
Distributions from net realized gain	(0.85)	0.00	(0.96)	(0.18)	(0.37)
Total distributions	(0.88)	(0.04)	(1.00)	(0.24)	(0.45)
Net asset value, end of period	$3.83	$4.26	$3.71	$5.38	$5.80
Total return[2]	11.11%	16.12%	(12.95)%	(2.9)%	21.0%
Ratios/supplemental data:
Net assets, end of period (000s)	$481,182	$512,466	$509,614	$679,747	$780,213
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.35%	1.35%	1.34%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.71%	0.82%	0.98%	1.15%	1.48%
Portfolio turnover	221%	356%	187%	11%	16%
Ratios of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.60%	1.59%	1.46%	1.25%	1.25%
[1]	The Fund changed its fiscal year-end from December 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

84	Stock Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON MAY 1, 1997

Dec. 31, 1999	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998
$6.26	$4.25	$3.71	$5.38	$5.80	$5.21	$6.26	$6.45

0.07	(0.01)	0.00	0.00	0.01	0.03	0.00	0.00

(0.56)	0.43	0.56	(0.71)	(0.24)	0.96	(0.56)	0.24
(0.49)	0.42	0.56	(0.71)	(0.23)	0.99	(0.56)	0.24

(0.07)	0.00	(0.02)	0.00	(0.01)	(0.03)	0.00	0.00
(0.49)	(0.85)	0.00	(0.96)	(0.18)	(0.37)	(0.49)	(0.43)
(0.56)	(0.85)	(0.02)	(0.96)	(0.19)	(0.40)	(0.49)	(0.43)
$5.21	$3.82	$4.25	$3.71	$5.38	$5.80	$5.21	$6.26
(8.5)%	10.41%	15.21%	(13.51)%	(3.9)%	19.8%	(9.4)%	4.1%

$862,539	$10,612	$20,465	$20,986	$24,732	$26,965	$31,250	$39,294

1.25%	2.10%	2.10%	2.13%	2.25%	2.25%	2.25%	2.25%
1.07%	(0.02)%	0.07%	0.17%	0.16%	0.50%	0.06%	0.00%
25%	221%	356%	187%	11%	16%	25%	31%

1.25%	2.35%	2.45%	2.48%	2.25%	2.25%	2.25%	2.25%

Stock Funds Prospectus	85

SIFE Specialized Financial Services Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON MAY 1, 1997

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Net asset value, beginning of period	$4.23	$3.69	$5.37	$5.79	$5.20	$6.24
Income from investment operations:
Net investment income (loss)	0.00	0.00	0.00	0.01	0.02	0.00
Net realized and unrealized gain (loss) on investments	0.42	0.56	(0.72)	(0.24)	0.96	(0.55)
Total from investment operations	0.42	0.56	(0.72)	(0.23)	0.98	(0.55)
Less distributions:
Dividends from net investment income	0.00	(0.02)	0.00	(0.01)	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	(0.96)	(0.18)	(0.37)	(0.49)
Total distributions	0.00	(0.02)	(0.96)	(0.19)	(0.39)	(0.49)
Net asset value, end of period	$3.80	$4.23	$3.69	$5.37	$5.79	$5.20
Total return[2]	10.45%	15.30%	(13.77)%	(3.9)%	19.8%	(9.3)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,857	$1,937	$1,793	$2,071	$2,139	$3,197
Ratios to average net assets[3]:
Ratio of expenses to average net assets	2.10%	2.10%	2.13%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(0.04)%	0.07%	0.17%	0.16%	0.50%	0.06%
Portfolio turnover	221%	356%	187%	11%	16%	25%
Ratios of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.35%	2.55%	2.74%	2.25%	2.25%	2.25%
[1]	The Fund changed its fiscal year-end from December 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

86	Stock Funds Prospectus

Small Company Growth Fund

Portfolio Managers:    Robert B. Mersky, CFA; Paul E. von Kuster, CFA; Daniel J. Hagen, CFA

Investment Objective

The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund’s investment strategy on small-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

•	up to 20% of the Fund’s assets in securities of companies considered to be mid-capitalization; and

•	up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	87

Small Company Growth Fund                            Financial Highlights

The table below shows the financial performance of the Institutional Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON JANUARY 30, 2004	CLASS B SHARES— COMMENCED ON JANUARY 30, 2004	CLASS C SHARES— COMMENCED ON JANUARY 30, 2004

For the period ended:	Sept. 30, 2004	Sept. 30, 2004	Sept. 30, 2004
Net asset value, beginning of period	$28.42	$28.42	$28.42
Income from investment operations:
Net investment income (loss)	(0.21)[6]	(0.34)[6]	(0.34)[6]
Net realized and unrealized gain (loss) on investments	(1.43)	(1.42)	(1.26)
Total from investment operations	(1.64)	(1.76)	(1.60)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total from distributions	0.00	0.00	0.00
Net asset value, end of period	$26.78	$26.66	$26.82
Total return[3]	(5.77)%	(6.19)%	(5.59)%
Ratios/supplemental data:
Net assets, end of period (000s)	$832	$144	$28
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	1.45%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets	(0.80)%	(1.29)%	(1.29)%
Portfolio turnover[2]	145%	145%	145%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,3,5]	1.55%	2.29%	2.27%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[3]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated based upon average shares outstanding.

88	Stock Funds Prospectus

Small Company Value Fund

Portfolio Managers:    Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

Investment Objective

The Small Company Value Fund seeks to provide long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund’s investment strategy on small-capitalization stocks.

In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company’s fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	89

Small Company Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JANUARY 31, 2002

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$11.56	$8.43	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)	0.00	0.00
Net realized and unrealized gain (loss) on investments	1.63	3.13	(1.57)
Total from investment operations	1.62	3.13	(1.57)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.48	0.00	0.00
Total distributions	0.48	0.00	0.00
Net asset value, end of period	$13.66	$11.56	$8.43
Total return[1]	22.75%	37.20%	(15.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$31,068	$8,783	$4,276
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.45%	1.43%	1.38%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.06%	0.00%
Portfolio turnover[5]	64%	80%	98%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,4]	1.58%	1.43%	2.32%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

90	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON JANUARY 31, 2002			CLASS C SHARES—COMMENCED ON AUGUST 30, 2002

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002
$11.41	8.38%	$10.00	$11.41	$8.38	$9.05

(0.08)	(0.06)	(0.03)	(0.08)	(0.04)	0.00
1.57	3.09	(1.59)	1.56	3.07	(0.67)
1.49	3.03	(1.62)	1.48	3.03	(0.67)

0.00	0.00	0.00	0.00	0.00	0.00
0.48	0.00	0.00	0.48	0.00	0.00
1.97	0.00	0.00	1.96	0.00	0.00
$13.38	$11.41	$8.38	$13.36	$11.41	$8.38
21.89%	36.23%	(16.20)%	$21.8	36.23%	(7.40)%

$11,571	$7,520	$4,860	$2,769	$1,497	$59

2.20%	2.18%	2.14%	2.20%	2.18%	2.20%
(0.85)%	(0.67)%	(0.74)%	(0.84)%	(0.80)%	0.68%
64%	80%	98%	64%	80%	98%
2.36%	2.18%	3.46%	2.35%	2.18%	7.48%

Stock Funds Prospectus	91

Specialized Health Sciences Fund

Portfolio Managers:    Selena A. Chaisson, M.D. is the lead portfolio manager and is supported by RCM Capital Management LLC’s Health Care Team.

Investment Objective

The Specialized Health Sciences Fund seeks long-term capital appreciation.

Investment Strategies

We seek long-term capital appreciation by investing principally in equity securities of U.S. and foreign health sciences companies. We invest in equity securities of health sciences companies based in at least three countries, including the U. S. We define health sciences companies as those with revenues primarily generated by health care, medicine and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund’s foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of health sciences companies;

•	up to 30% of total assets in foreign investments;

•	up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase; and

•	principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

92	Stock Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. The Fund concentrates its investments in the health sciences sector. Because of its focus in the health sciences sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	93

Specialized Health Sciences Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON APRIL 2, 2001

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$9.51	$7.81	$9.70	$10.00
Income from investment operations:
Net investment income (loss)	(0.09)	(0.08)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	1.07	1.78	(1.79)	(0.27)
Total from investment operations	0.98	1.70	(1.89)	(0.30)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.49	$9.51	$7.81	$9.70
Total return[1]	10.30%	21.77%	(19.48)%	(3.00)%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,891	$12,805	$12,217	$12,331
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	(0.87)%	(1.02)%	(1.07)%	(0.95)%
Portfolio turnover	266%	150%	138%	48%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.84%	2.25%	1.92%	2.66%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

94	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON APRIL 2, 2001				CLASS C SHARES—COMMENCED ON APRIL 2, 2001

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$9.32	$7.72	$9.66	$10.00	$9.33	$7.73	$9.66	$10.00

(0.18)	(0.16)	(0.17)	(0.06)	(0.19)	(0.16)	(0.18)	(0.06)
1.07	1.76	(1.77)	(0.28)	1.08	1.76	(1.75)	(0.28)
0.89	1.60	(1.84)	(0.34)	0.89	1.60	(1.93)	(0.34)

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
$10.21	$9.32	$7.72	$9.66	$10.22	$9.33	$7.73	$9.66
9.55%	20.73%	(20.08)%	(3.40)%	9.54%	20.70%	(19.98)%	(3.40)%

$17,140	$17,150	$15,576	$16,320	$2,249	$2,323	$2,051	$2,277

2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%
(1.62)%	(1.77)%	(1.82)%	(1.67)%	(1.63)%	(1.77)%	(1.82)%	(1.71)%
266%	150%	138%	48%	266%	150%	138%	48%
2.59%	3.06%	2.87%	3.46%	2.59%	3.18%	3.03%	3.99%

Stock Funds Prospectus	95

Specialized Technology Fund

Portfolio Managers:    Walter C. Price, Jr., CFA; Huachen Chen, CFA

Investment Objective

The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

Investment Strategies

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of technology companies;

•	up to 50% of total assets in foreign securities;

•	up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

•	primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

•	principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

We may hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

96	Stock Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund’s investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 112. These considerations are all important to your investment choice.

Stock Funds Prospectus	97

Specialized Technology Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 18, 2000

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$3.93	$2.23	$3.02	$10.11	$10.00
Income from investment operations:
Net investment income (loss)	(0.07)	0.02	(0.06)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	0.27	1.68	(0.73)	(7.07)	0.11
Total from investment operations	0.20	1.70	(0.79)	(7.09)	0.11
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$4.13	$3.93	$2.23	$3.02	$10.11
Total return[1]	5.09%	76.23%	(26.16)%	(70.13)%	1.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$104,033	$110,730	$13,559	$22,946	$42,626
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	1.80%	(1.45)%	(1.37)%	(0.47)%	(0.13)%
Portfolio turnover	262%	276%	388%	773%	7%
Ratio of expenses to average net assets Prior to waived fees and reimbursed expenses[2,3]	1.80%	1.98%	2.47%	2.00%	2.02%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

98	Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON SEPTEMBER 18, 2000					CLASS C SHARES—COMMENCED ON SEPTEMBER 18, 2000

Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$3.85	$2.19	$3.00	$10.11	$10.00	$3.84	$2.19	$3.00	$10.11	$10.00

(0.10)	(0.06)	(0.08)	(0.06)	0.00	(0.10)	(0.06)	(0.08)	(0.06)	0.00
0.26	1.72	(0.73)	(7.05)	0.11	0.26	1.71	(0.73)	(7.05)	0.11
0.16	1.66	(0.81)	(7.11)	0.11	0.16	1.65	(0.81)	(7.11)	0.11

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
$4.01	$3.85	$2.19	$3.00	$10.11	$4.00	$3.84	$2.19	$3.00	$10.11
4.16%	75.80%	(27.00)%	(70.33)%	1.10%	4.17%	75.34%	(27.00)%	(70.33)%	1.10%

$28,468	$31,758	$20,949	$34,218	$52,958	$5,789	$7,076	$4,295	$7,320	$14,176

2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
(2.19)%	(2.10)%	(2.12)%	(1.24)%	(0.88)%	2.19%	(2.10)%	(2.12)%	(1.22)%	(0.90)%
262%	276%	388%	773%	7%	262%	276%	388%	773%	7%
2.55%	3.08%	3.46%	2.72%	2.77%	2.54%	2.91%	3.16%	2.66%	2.77%

Stock Funds Prospectus	99

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Montgomery Emerging Markets Focus Fund, Montgomery Mid Cap Growth Fund, Montgomery Small Cap Fund, SIFE Specialized Financial Services Fund, Small Cap Growth Fund, Specialized Health Sciences Fund and Specialized Technology Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

100	Stock Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk—The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Stock Funds Prospectus	101

Additional Strategies and General Investment Risks

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

102	Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		DIVERSIFIED EQUITY	EQUITY INCOME	EQUITY INDEX	GROWTH EQUITY	INTERNATIONAL EQUITY	LARGE CAP APPRECIATION	LARGE CAP VALUE	LARGE COMPANY GROWTH	MONTGOMERY EMERGING MARKETS FOCUS	MONTGOMERY MID CAP GROWTH	MONTGOMERY SMALL CAP	SIFE SPECIALIZED FINANCIAL SERVICES	SMALL COMPANY GROWTH	SMALL COMPANY VALUE	SPECIALIZED HEALTH SCIENCES	SPECIALIZED TECHNOLOGY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●			●	●				●						●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●		●	●		●	●	●			●	●		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●		●	●	●	●	●	●	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●

Stock Funds Prospectus	103

Additional Strategies and General Investment Risks

		DIVERSIFIED EQUITY	EQUITY INCOME	EQUITY INDEX	INTERNATIONAL EQUITY	LARGE CAP APPRECIATION	LARGE CAP VALUE	LARGE COMPANY GROWTH	MONTGOMERY EMERGING MARKETS FOCUS	MONTGOMERY MID CAP GROWTH	MONTGOMERY SMALL CAP	SIFE SPECIALIZED FINANCIAL SERVICES	SMALL COMPANY GROWTH	SMALL COMPANY VALUE	SPECIALIZED HEALTH SCIENCES	SPECIALIZED TECHNOLOGY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●	●	●			●		●	●	●	●			●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●	●	●	●	●	●		●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●			●						●		●	●	●	●

104	Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB–ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the paying of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Stock Funds Prospectus	105

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of September 30, 2004, Funds Management managed over $74 billion in mutual fund assets.

The Diversified Equity and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund’s investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Equity Income, Large Cap Appreciation, Large Cap Value, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this agreement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Large Cap Value Fund, Montgomery Emerging Markets Focus and Montgomery Small Cap Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the

106	Stock Funds Prospectus

Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Index, International Equity, Montgomery Emerging Markets Focus, Montgomery Mid Cap Growth, Montgomery Small Cap and SIFE Specialized Financial Services, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2004, Wells Capital Management managed assets aggregating in excess of $112 billion.

Artisan Partners Limited Partnership (“Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser specializing in an international, large-cap growth investment style. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and other public retirement plans. As of September 30, 2004, Artisan managed over $34.5 billion in assets.

Cadence Capital Management (“Cadence”), LSV Asset Management (“LSV”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), Systematic Financial Management, L.P. (“Systematic”), and Wells Capital Management are investment sub-advisers to the master portfolios in which the gateway funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2004, Cadence managed approximately $5.5 billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, LSV managed over $29.4 billion in assets.

New Star Institutional Managers Limited (“New Star”, located at 1 Knightsbridge Green, London, SW1X7NE, England, is a London-based U.S.-registered investment adviser focusing on an international, large-cap blend investment style. New Star provides investment advisory services to foreign-and U.S.-based corporate, endowment and foundation clients. As of September 30, 2004, New Star managed over $7.1 billion in assets.

Peregrine, a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment advisor that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2004, Peregrine managed approximately $12.4 billion in assets.

RCM Capital Management, LLC (“RCM”), wholly owned by RCM US Holdings LLC (“US Holdings”), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn is a wholly owned subsidiary of Allianz A.G. RCM is a registered investment adviser that provides investment management services to the Specialized Health Sciences and Specialized Technology Funds. RCM is the sub-adviser for the Specialized Health Sciences and Specialized Technology Funds, and is responsible for the day-to-day investment management activities of the Funds. As of September 30, 2004, RCM and its affiliates managed over $101 billion in assets.

Stock Funds Prospectus	107

Organization and Management of the Funds

Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2004, the Smith Group managed over $1.3 million in assets.

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Large Cap Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi- employer and public investment plans. As of September 30, 2004, Systematic managed over $6.3 billion in assets.

Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity and Small Cap Index Portfolios.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

108	Stock Funds Prospectus

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares are available for all the Funds in this Prospectus. Class C shares are available for all Funds except the Equity Index and Growth Funds. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, either will be treated as orders for Class A shares or will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.

Stock Funds Prospectus	109

A Choice of Share Classes

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004 the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

110	Stock Funds Prospectus

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	3.00%	2.00%	1.00%	1.00%	0.00%	0.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

Stock Funds Prospectus	111

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A, Class B, Class C and Wealthbuilder Portfolio shares of any Wells Fargo Fund already owned (excluding Class A and Wealthbuilder Portfolio shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or Wealthbuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

112	Stock Funds Prospectus

Class B and Class C Share CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18,1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Program; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	Stephens Inc. and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

Contact your selling agent for further information.

Stock Funds Prospectus	113

Reductions and Waivers of Sales Charges

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Diversified Equity	0.75%	0.75%
Equity Income	0.75%	0.75%
Equity Index	0.75%	N/A
Growth Equity	0.75%	0.75%
International Equity	0.75%	0.75%
Large Cap Appreciation	0.75%	0.75%
Large Cap Value	0.75%	0.75%
Large Company Growth	0.75%	0.75%
Montgomery Emerging Markets Focus	0.75%	0.75%
Montgomery Mid Cap Growth	0.75%	0.75%
Montgomery Small Cap	0.75%	0.75%
SIFE Specialized Financial Services	0.75%	0.75%
Small Company Growth	0.75%	0.75%
Small Company Value	0.75%	0.75%
Specialized Health Sciences	0.75%	0.75%
Specialized Technology	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

114	Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

•

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors

Stock Funds Prospectus	115

Exchanges

who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

•	Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

116	Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Stock Funds Prospectus	117

Your Account

You Can Buy Fund Shares

•	By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments

•	$1,000 per Fund minimum initial investment; or

•	$100 per Fund if you use the Systematic Purchase Program; and

•	$100 per Fund for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

Revenue Sharing

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent’s recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

Redemption Fee

For the Montgomery Emerging Markets Focus Fund, a 2.00% redemption fee will be assessed, subject to certain exceptions, on the NAV of Class A shares redeemed or exchanged within three months after purchase and will be deducted from the redemption proceeds otherwise payable to the shareholder. The Fund generally does not assess a redemption fee on redemptions by the underlying shareholders of accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts where the broker, retirement plan administrator or fee-based sponsor maintains the underlying shareholder account and does not have systems to track and assess such fees. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee will be retained by the Fund.

118	Stock Funds Prospectus

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example,” Wells Fargo Growth Equity Fund, Class B.” Please note that checks made payable to any entity other than the full Fund name or “Wells Fargo Funds” will be returned to you.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

•	Mail to:	Wells Fargo Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail Only:	Wells Fargo Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Enclose an investment slip or the payment stub/card from your statement if available.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

•	Mail to: Wells Fargo Funds

 P.O. Box 8266

 Boston, MA 02266-8266

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Your Account How to Buy Shares

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

•	If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

•	All purchases must be made with U.S. dollars.

•	Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

•	Overnight Application to:	Wells Fargo Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	Wire money to:	State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name Indicated on Application)

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

•	Wire money to:	State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name Indicated on Account)

120	Stock Funds Prospectus

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $1,000 from a linked settlement account, or

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargofunds.com, and click on “FundLinkSM” to either:

•	transfer at least $1,000 from a linked settlement account, or

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargofunds.com, and click on “FundLinkSM” to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

Stock Funds Prospectus	121

Your Account How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	Write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

•	Medallion guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a Medallion Guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

•	We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

122	Stock Funds Prospectus

BY INTERNET ACCESS

•	Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

•	Visit our Web site at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Your redemptions are net of any applicable CDSC.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Stock Funds Prospectus	123

Additional Services and Other Information

Automatic Programs

These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

•	Systematic Purchase Program—With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

•	Systematic Exchange Program—With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Program—With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Equity Income Fund and the SIFE Specialized Financial Services Fund make distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually.

We offer the following distribution options:

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

124	Stock Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the International Equity Fund and the Montgomery Emerging Markets Focus Fund may be eligible for the election, but we can’t assure you that either Fund will make the election for a year. It is not expected that any other Funds in this Prospectus will be eligible for this election.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Stock Funds Prospectus	125

Additional Services and Other Information

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Request for Multiple Copies of Shareholder Documents

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

126	Stock Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Equity Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Overseas Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

128	Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

Stock Funds Prospectus	129

Portfolio Managers

The Portfolio Managers identified below in connection with the Diversified Equity and Growth Equity Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

Allen J. Ayvazian

SIFE Specialized Financial Services Fund since 2004

Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the SIFE Specialized Financial Services Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

William B. Bannick, CFA

Diversified Equity Fund since 2003

Large Cap Appreciation Fund since 2003

Mr. Bannick joined Cadence Capital Management in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Fund. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

Mark Beale

International Equity Fund since 2004

Mr. Beal joined New Star Institutional Managers in 1982 and is the lead portfolio manager for New Star’s International Equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned his B.A. in Economic History from the University of Sussex, England.

Huachen Chen, CFA

Specialized Technology Fund from 2000 – April 2003: since 2004

Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. For the period from 2000 through April 2003, he co-managed the day-to-day management of the Specialized Technology Fund and was responsible for fundamental security analysis for the wireless, hardware and international technology areas. Since May 2003, Mr. Chen served as a member of the team of RCM investment professionals that provided research assistance to the Fund. Mr. Chen resumed his co-management responsibilities for the Fund in 2004. He earned his BS from Cornell University in Electrical Engineering and his MS in Materials Science and Engineering from Northwestern.

Frank Chiang

Montgomery Emerging Markets Focus Fund and its predecessor since 1997

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

130	Stock Funds Prospectus

Tasso H. Coin, Jr., CFA

Diversified Equity Fund and its predecessor since 1995

Growth Equity Fund and its predecessor since 1995 Small Company Value Fund since 2002

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

John S. Dale, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

Selena A. Chaisson, M.D.

Specialized Health Sciences Fund since 2004

Dr. Chaisson rejoined RCM in 2004 as Sector Leader of the Health Care Team. Dr. Chaisson worked with RCM from 1994 through 1999, beginning as a health care analyst and was later named a Partner. During this time, Dr. Chaisson helped to establish both the RCM Healthcare and Biotechnology funds. From 1999 through 2003 she was primary manager and adviser for the health care portions of two different hedge funds, Tiger Management and Amerindo Investment Advisors. Dr. Chaisson earned her BS from Louisiana State University and her MBA and MD from Stanford University.

Gary J. Dunn, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He had been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Diversified Equity Fund since 2004

Large Cap Appreciation Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned his BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

Daniel J. Hagen, CFA

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Small Company Growth Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

Stock Funds Prospectus	131

Portfolio Managers

Josephine Jiménez, CFA

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Montgomery Emerging Markets Focus Fund and its predecessor since 1997

Ms. Jiménez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez earned her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Josef Lakonishok

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

International Equity Fund since 2004

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

Richard Lewis

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989 and has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He earned a B.S.c. in Economics and Statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Diversified Equity Fund since 2003

Large Cap Value Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is the Chief Investment Officer and co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all small cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Robert B. Mersky, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

132	Stock Funds Prospectus

Jeffrey P. Mellas

Diversified Equity Fund since 2004

Equity Index Fund since 2004

Growth Equity Fund since 2004

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager and also manages certain of the Wells Fargo index mutual funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance he was associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. in Economics from the University of Wisconsin and his M.B.A in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

Ronald M. Mushock, CFA

Diversified Equity Fund since 2003

Large Cap Value Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Diversified Equity Fund and its predecessor since 1990

Growth Equity Fund and its predecessor since 1990

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

Jerome “Cam” Philpott, CFA

Montgomery Mid Cap Growth Fund and its predecessor since 2001

Montgomery Small Cap Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his MBA from the Darden School at the University of Virginia and his BA in Economics from Washington and Lee University.

Walter C. Price, Jr., CFA

Specialized Technology Fund since 2000

Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his BS with Honors in Electrical Engineering from M.I.T. and his BS and MS in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

Stock Funds Prospectus	133

Portfolio Managers

Douglas G. Pugh, CFA

Diversified Equity Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1997

Small Company Value Fund since 2001

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

David L. Roberts, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

Stuart Roberts

Montgomery Mid Cap Growth Fund and its predecessor fund since 2001

Montgomery Small Cap Fund and its predecessor fund since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management for the Small Cap Fund since its inception in 1990. In 2001, he became a portfolio manager for the Montgomery Mid Cap Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and a BA in Economics from Bowdoin College.

Stephen S. Smith, CFA

Diversified Equity Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

Menno Vermeulen

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

International Equity Fund since 2004

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest.

Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

134	Stock Funds Prospectus

Robert W. Vishny

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

International Equity Fund since 2004

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his BA with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

Laurie R. White

Allen Wisniewski, CFA

SIFE Specialized Financial Services Fund since 2004

Mr. Wisniewski joined Wells Capital Management in 1997, where he is a senior portfolio manager and research analyst. He joined Wells Fargo as a portfolio manager in 1987 with the acquisition of Bank of America’s consumer trust services. His previous experience includes financial analyst positions at Tobias Kotzin and a Native American reservation. Mr.Wisniewski earned his B.A. degree in Economics and his M.B.A. from the University of California, Los Angeles. He is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Sabrina Yih, CFA

Diversified Equity Fund since 2001

Growth Equity Fund since 2001

Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund’s largest regions. Prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan Partners and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide healthcare industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned his B.A. and M.B.A in Finance at Michigan State University.

Stock Funds Prospectus	135

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an

136	Stock Funds Prospectus

emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Initial Public Offering

The first time a company’s stock is offered for sale to the public.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Stock Funds Prospectus	137

Glossary

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000 Index

An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

Selling Agent

A firm who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard & Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

138	Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargofunds.com

Write to:

Wells Fargo Funds P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P003 (2/05) ICA Reg. No. 811-09253 #529378

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Stock Funds

Prospectus

Wells Fargo Diversified Equity Fund

Wells Fargo Diversified Small Cap Fund

Wells Fargo Equity Income Fund

Wells Fargo Growth Equity Fund

Wells Fargo Index Fund

Wells Fargo International Equity Fund

Wells Fargo Large Cap Appreciation FundSM

Wells Fargo Large Cap Value Fund

Wells Fargo Large Company Growth Fund

Wells Fargo Montgomery Emerging Markets Focus FundSM

Wells Fargo Montgomery Small Cap FundSM

Wells Fargo Small Cap Opportunities Fund

Wells Fargo Small Company Growth Fund

Wells Fargo Small Company Value Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1, 2005

Table of Contents Stock Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Diversified Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small Cap Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Equity Income Fund	Seeks long-term capital appreciation and above-average dividend income.

Growth Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Index Fund	Seeks to replicate the return of the S&P 500 Index.

International Equity Fund	Seeks total return with an emphasis on long-term capital appreciation.

Large Cap Appreciation Fund	Seeks long-term capital appreciation.

Large Cap Value Fund	Seeks long-term capital appreciation.

4	Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 11 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 master portfolios.

The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before fees and expenses.

We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Stock Funds Prospectus	5

Stock Funds Overview

FUND	OBJECTIVE

Large Company Growth Fund	Seeks long-term capital appreciation.

Montgomery Emerging Markets Focus Fund	Seeks long-term capital appreciation.

Montgomery Small Cap Fund	Seeks long-term capital appreciation.

Small Cap Opportunities Fund	Seeks long-term capital appreciation.

Small Company Growth Fund	Seeks long-term capital appreciation.

Small Company Value Fund	Seeks long-term capital appreciation.

6	Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above- average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We buy stocks of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

Stock Funds Prospectus	7

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 32;

•	the “Additional Strategies and General Investment Risks” section beginning on page 78; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8	Stock Funds Prospectus

FUND	SPECIFIC RISKS

Diversified Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Diversified Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

Index Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Funds that track the performance of an index do so whether the index rises or falls.

International Equity Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

Large Cap Appreciation Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

Stock Funds Prospectus	9

Summary of Important Risks

FUND	SPECIFIC RISKS

Montgomery Emerging Markets Focus Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8. The Fund invests principally in emerging market securities. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Montgomery Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Opportunities Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

Small Company Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

10	Stock Funds Prospectus

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Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Large Cap Value Fund has been in operation for less than one calendar year; therefore, no performance information is shown for this Fund.

The Wells Fargo Montgomery Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The Wells Fargo Montgomery Small Cap Fund was organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery Funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this prospectus for each successor fund reflects the historical information for its predecessor.

Diversified Equity Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 19.88%	Worst Qtr.:	Q3 ‘02 • (19.36)%

12	Stock Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	29.43%	0.88%	9.83%
Institutional Class Returns After Taxes on Distributions	29.04%	(0.05)%	8.85%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	19.12%	0.40%	8.28%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Stock Funds Prospectus	13

Performance History

Diversified Small Cap Fund Institutional Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 21.57%	Worst Qtr.:	Q3 ‘98 • (23.73)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 12/31/97)	43.93%	9.03%	5.87%
Institutional Class Returns After Taxes on Distributions	43.60%	8.53%	5.46%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	28.55%	7.59%	4.87%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	5.45%

14	Stock Funds Prospectus

Equity Income Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 16.74%	Worst Qtr.:	Q3 ‘02 • (20.82)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	26.28%	1.14%	10.77%
Institutional Class Returns After Taxes on Distributions	23.71%	(0.40)%	9.54%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	16.98%	0.25%	8.95%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	30.03%	3.56%	11.88%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Stock Funds Prospectus	15

Performance History

Growth Equity Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 20.08%	Worst Qtr.:	Q3 ‘02 • (20.19)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do no reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	33.94%	2.52%	8.77%
Institutional Class Returns After Taxes on Distributions	33.94%	0.84%	7.06%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	22.06%	1.56%	6.95%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

16	Stock Funds Prospectus

Index Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 21.32%	Worst Qtr.:	Q3 ‘02 • (17.20)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	28.28%	(0.72)%	10.73%
Institutional Class Returns After Taxes on Distributions	27.70%	(1.39)%	9.82%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	18.38%	(0.93)%	9.09%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Stock Funds Prospectus	17

Performance History

International Equity Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 33.85%	Worst Qtr.:	Q3 ‘02 • (21.81)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 11/8/99)[1]	28.97%	1.35%	2.96%
Institutional Class Returns After Taxes on Distributions	28.64%	1.11%	2.76%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	18.83%	1.07%	2.47%
MSCI/EAFE Index (reflects no deduction for expenses or taxes)[2]	38.59%	(0.05)%	1.58%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on September 24, 1997, adjusted to reflect the expenses of the Institutional Class shares.
[2]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

18	Stock Funds Prospectus

Large Cap Appreciation Fund Institutional Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 12.58%	Worst Qtr.:	Q3 ‘02 • (15.92)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 08/31/01)	27.66%	(0.73)%
Institutional Class Returns After Taxes on Distributions	27.66%	(0.73)%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.98%	(0.62)%
S&P 500 Index (reflects no deduction for expenses or taxes)[1]	28.67%	0.85%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

Stock Funds Prospectus	19

Performance History

Large Cap Value Fund Institutional Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 12.58%	Worst Qtr.:	Q3 ‘02 • (15.92)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 08/31/01)	27.66%	(0.73)%
Institutional Class Returns After Taxes on Distributions	27.66%	(0.73)%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.98%	(0.62)%
S&P 500 Index (reflects no deduction for expenses or taxes)[1]	28.67%	0.85%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

20	Stock Funds Prospectus

Large Company Growth Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 31.64%	Worst Qtr.:	Q1 ‘01 • (22.83)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	26.77%	(1.71)%	11.22%
Institutional Class Returns After Taxes on Distributions	26.77%	(1.85)%	10.86%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.40%	(1.44)%	9.94%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Stock Funds Prospectus	21

Performance History

Montgomery Emerging Markets Focus Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 44.29%	Worst Qtr.:	Q3 ‘01 • (22.71)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 12/31/97)[1]	72.07%	23.62%	14.79%
Institutional Class Returns After Taxes on Distributions	71.69%	23.33%	14.41%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	46.76%	20.88%	12.82%
MSCI Emerging Markets Free Index (reflects no deduction for expenses or taxes)[2]	56.28%	10.62%	3.60%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Class R shares of the predecessor Montgomery Emerging Markets Focus Fund.
[2]	Morgan Stanley Capital International Emerging Free Markets Index.

22	Stock Funds Prospectus

Montgomery Small Cap Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Performance shown reflects the performance of the predecessor fund’s Class R shares, which reorganized into the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/09/03)[1]	39.38%	0.02%	5.13%
Institutional Class Returns After Taxes on Distributions	39.38%	(1.34)%	2.71%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	25.59%	(0.22)%	3.48%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (reflects no deduction for expenses or taxes)	48.54%	0.86%	5.43%
[1]	Performance shown for the Institutional Class shares reflects the performance of the predecessor fund’s Class R shares (which reorganized into the Fund’s Class A shares), and includes fees and expenses that are not applicable to the Institutional Class shares. The predecessor fund’s Class R annual returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The predecessor fund incepted on July 13, 1990.

Stock Funds Prospectus	23

Performance History

Small Cap Opportunities Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘97 • 18.65%	Worst Qtr.:	Q3 ‘98 • (23.27)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 8/15/96)[1]	36.89%	13.30%	15.20%
Institutional Class Returns After Taxes on Distributions	35.41%	11.90%	13.74%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	23.97%	10.89%	12.78%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and has been adjusted to reflect the expenses of this Class. The predecessor class of shares incepted on August 1, 1993.

24	Stock Funds Prospectus

Small Company Growth Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q3 ‘03 • 21.66%	Worst Qtr.:	Q3 ‘98 • (24.63)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	50.36%	5.36%	8.81%
Institutional Class Returns After Taxes on Distributions	50.36%	3.88%	6.66%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	32.73%	3.81%	6.50%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

Stock Funds Prospectus	25

Performance History

Small Company Value Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 23.00%	Worst Qtr.:	Q3 ‘02 • (24.84)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 1/31/02)[1]	43.68%	14.16%	12.73%
Institutional Class Returns After Taxes on Distributions	41.80%	13.86%	12.50%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	28.37%	12.27%	11.13%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.17%
[1]	Performance shown for periods prior to inception of the Institutional Class shares reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

26	Stock Funds Prospectus

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Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]
	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund
Management Fees[2]	0.88%	0.99%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.29%	0.28%	0.19%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.17%	1.27%	0.94%
Fee Waivers	0.17%	0.07%	0.09%

NET EXPENSES[4]	1.00%	1.20%	0.85%

	Large Cap Value Fund	Large Company Growth Fund	Montgomery Emerging Markets Focus Fund
Management Fees[2]	0.75%	0.75%	1.10%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.33%	0.30%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.08%	1.05%	1.70%
Fee Waivers	0.08%	0.10%	0.10%

NET EXPENSES[4]	1.00%	0.95%	1.60%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Equity Income, Large Cap Appreciation, Large Cap Value and Large Company Growth Funds is as follows: 0.75% from $0 to $499 million; 0.70% from $500 million to $999 million; 0.65% from $1 billion to $2.99 billion; 0.625% from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The schedule for the Index Fund is: 0.10% from $0 to $999 million; 0.075% from $1 billion to $4.99 billion; and, 0.05% for assets $5 billion and higher. The schedule for the International Equity Fund: 0.95% from $0 to $499 million; 0.90% for $500 million to $999 million; 0.85% from $1 billion to $2.99 billion; 0.825% from $3 billion to $4.99 billion; and 0.80% for assets greater than $5 billion. The schedule for the Montgomery Emerging Markets Focus Fund: 1.10% from $0 to $499 million; 1.05% from $500 million to $999 million; 1.00% from $1 billion to $2.99 billion; 0.975% from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher. The schedule for the Montgomery Small Cap, Small Cap Opportunities, Small Company Growth and Small Company Value: 0.90% from $0 to $499 million; 0.85% from $500 million to $999 million; 0.80% from $1 billion to $2.99 billion; 0.775% from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.

28	Stock Funds Prospectus

Summary of Expenses

Growth Equity Fund	Index Fund	International Equity Fund	Large Cap Appreciation Fund
1.05%	0.15%	1.00%	0.70%
0.00%	0.00%	0.00%	0.00%
0.40%	0.29%	0.34%	0.91%

1.45%	0.44%	1.34%	1.61%
0.20%	0.19%	0.09%	0.61%

1.25%	0.25%	1.25%	1.00%

Montgomery Small Cap Fund	Small Cap Opportunities	Small Company Growth Fund	Small Company Value Fund
0.90%	0.90%	0.90%	0.90%
0.00%	0.00%	0.00%	0.00%
0.56%	0.41%	0.44%	0.31%

1.46%	1.31%	1.34%	1.21%
0.26%	0.11%	0.14%	0.01%

1.20%	1.20%	1.20%	1.20%

[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Montgomery Small Cap Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[4]	The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

Stock Funds Prospectus	29

Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Growth Equity Fund	Index Fund
1 YEAR	$102	$122	$87	$127	$ 26
3 YEARS	$333	$396	$291	$439	$122
5 YEARS	$583	$690	$511	$773	$227
10 YEARS	$1,299	$1,528	$1,146	$1,718	$536

	International Equity Fund	Large Cap Appreciation Fund	Large Cap Value Fund	Large Company Growth Fund	Montgomery Emerging Markets Focus Fund
1 YEAR	$127	$102	$102	$97	$163
3 YEARS	$416	$448	$336	$324	$526
5 YEARS	$725	$819	$588	$570	$918
10 YEARS	$1,605	$1,860	$1,310	$1,274	$2,000

	Montgomery Small Cap Fund	Small Cap Opportunities Fund	Small Company Growth Fund	Small Company Value Fund
1 YEAR	$122	$122	$122	$122
3 YEARS	$436	$404	$411	$383
5 YEARS	$773	$708	$721	$664
10 YEARS	$1,724	$1,569	$1,600	$1,465

30	Stock Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Stock Funds Prospectus	31

Diversified Equity Fund

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. “Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 11 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
Cooke & Bieler Large Cap Value Portfolio		8.34%
Equity Income Portfolio		8.33%
Large Cap Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio		3.33%
International Style	15%
International Equity Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
Overseas Portfolio		3.75%
TOTAL FUND ASSETS	100%

32	Stock Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 102 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 104 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Funds Advisor	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate charges than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	33

Diversified Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$35.64	$29.04
Income from investment operations:
Net investment income (loss)	0.26	0.24
Net realized and unrealized gain (loss) on investments	4.39	6.57
Total from investment operations	4.65	6.81
Less distributions:
Dividends from net investment income	(0.33)	(0.21)
Distributions from net realized gain	0.00	(0.00)
Total distributions	(0.33)	(0.21)
Net asset value, end of period	$39.96	$35.64
Total return[2]	13.08%	23.55%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,178,146	$1,152,692
Ratios to average net assets[6]:
Ratio of expenses to average net assets[1]	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.61%	0.67%
Portfolio turnover[3]	32%	32%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,4,6]	1.04%	1.17%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.
[6]	Ratios shown for periods of less than one year are annualized.

34	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$36.38	$52.72	$48.00

0.18[5]	0.15	0.18
(6.87)	(11.70)	7.37
(6.69)	(11.55)	7.55

(0.23)	(0.17)	(0.16)
(0.42)	(4.62)	(2.67)
(0.65)	(4.79)	(2.83)
$29.04	$36.38	$52.72
(18.86)%	(23.95)%	15.99%

$1,014,998	$1,398,810	$1,938,206

1.00%	1.00%	1.00%
0.47%	0.38%	0.31%
30%	34%	38%
1.14%	1.07%	1.10%

Stock Funds Prospectus	35

Diversified Small Cap Fund

Investment Objective

The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are as follows:

Investment Style/Portfolios	Allocation
Small Cap Index Portfolio	33.33%
Small Company Growth Portfolio	33.33%
Small Company Value Portfolio	33.34%
TOTAL FUND ASSETS	100%

36	Stock Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 102 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 104 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

This Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	37

Diversified Small Cap Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$11.32	$8.70
Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.21	2.71
Total from investment operations	2.17	2.70
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	(0.08)	(0.08)
Total distributions	(0.08)	(0.08)
Net asset value, end of period	$13.41	$11.32
Total return[3]	19.23%	31.32%
Ratios/supplemental data:
Net assets, end of period (000s)	$441,080	$285,650
Ratios to average net assets[6]:
Ratio of expenses to average net assets[1]	1.20%	1.17%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.13)%
Portfolio turnover[2]	75%	84%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,4,5]	1.21%	1.27%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

38	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$9.18	$11.18	$9.02

(0.02)	0.01	0.00
(0.34)	(1.34)	2.16
(0.36)	(1.33)	2.16

0.00	(0.01)	0.00
(0.12)	(0.66)	0.00
(0.12)	(0.67)	0.00
$8.70	$9.18	$11.18
(4.17)%	(12.52)%	23.95%

$192,987	$138,795	$115,700

1.20%	1.20%	1.20%
(0.24)%	0.13%	0.05%
93%	113%	121%
1.38%	1.28%	1.39%

Stock Funds Prospectus	39

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Equity Income Fund

Portfolio Managers:    David L. Roberts, CFA; Gary J. Dunn, CFA

Investment Objective

The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing equity securities; and

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	41

Equity Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$31.28	$28.72
Income from investment operations:
Net investment income (loss)	0.54	0.55
Net realized and unrealized gain (loss) on investments	4.59	5.02
Total from investment operations	5.13	5.57
Less distributions:
Dividends from net investment income	(0.56)	(0.55)
Distributions from net realized gain	(1.40)	(2.46)
Total distributions	(1.96)	(3.01)
Net asset value, end of period	$34.45	$31.28
Total return[2]	16.74%	20.42%
Ratios/supplemental data:
Net assets, end of period (000s)	$853,843	$907,662
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	1.58%	1.83%
Portfolio turnover[3]	11%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,4,5]	0.85%	0.94%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

42	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$37.21	$41.27	$44.19

0.54	0.46	0.52
(7.51)	(4.05)	0.12
(6.97)	(3.59)	0.64

(0.53)	(0.47)	(0.52)
(0.99)	(0.00)	(3.04)
(1.52)	(0.47)	(3.56)
$28.72	$37.21	$41.27
(19.64)%	(8.75)%	1.39%

$902,521	$1,163,331	$1,403,624

0.85%	0.85%	0.85%
1.44%	1.11%	1.21%
12%	3%	9%
0.91%	0.85%	0.87%

Stock Funds Prospectus	43

Growth Equity Fund

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios and the assets dedicated to large cap growth and international investments each to 2 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio/fund allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio		30%
Disciplined Growth Portfolio		5%
Small Cap Style	35%
Small Cap Index Portfolio		11.67%
Small Company Growth Portfolio		11.67%
Small Company Value Portfolio		11.66%
International Style	30%
International Equity Portfolio		7.5%
International Growth Portfolio		7.5%
International Index Portfolio		7.5%
Overseas Portfolio		7.5%
TOTAL FUND ASSETS	100%

44	Stock Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 102 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 104 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Disciplined Growth	Smith	Stephen S. Smith, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Financial Advisor	Team Managed
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Overseas	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

This Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 8. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	45

Growth Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$24.82	$19.61
Income from investment operations:
Net investment income (loss)	(0.01)[6]	(0.03)
Net realized and unrealized gain (loss) on investments	3.16	5.25
Total from investment operations	3.15	5.22
Less distributions:
Dividends from net investment income	0.00	(0.01)
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	(0.01)
Net asset value, end of period	$27.97	$24.82
Total return[3]	12.69%	26.62%
Ratios/supplemental data:
Net assets, end of period (000s)	$493,899	$450,480
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.12)%
Portfolio turnover[2]	44%	58%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,4,5]	1.27%	1.45%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated based upon average shares outstanding.

46	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$24.00	$39.98	$36.82

(0.05)	(0.02)	(0.09)
(3.35)	(9.87)	8.88
(3.40)	(9.89)	8.79

(0.07)	0.00	0.00
(0.92)	(6.09)	(5.63)
(0.99)	(6.09)	(5.63)
$19.61	$24.00	$39.98
(15.25)%	(28.74)%	25.32%

$363,946	$476,031	$751,174

1.22%	1.25%	1.25%
(0.19)%	(0.06)%	(0.23)%
40%	75%	78%
1.41%	1.29%	1.34%

Stock Funds Prospectus	47

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Index Fund

Portfolio Managers:    Jeffrey P. Mellas

Investment Objective

The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

•	in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

•	in interest rate futures contracts, options or interest rate swaps and index swaps.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Funds that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	49

Index Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$40.33	$32.98
Income from investment operations:
Net investment income (loss)	0.65	0.55
Net realized and unrealized gain (loss) on investments	4.81	7.37
Total from investment operations	5.46	7.92
Less distributions:
Dividends from net investment income	(0.58)	(0.57)
Distributions from net realized gain	0.00	0.00
Total distributions	(0.58)	(0.57)
Net asset value, end of period	$45.21	$40.33
Total return[2]	13.57%	24.22%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,087,212	$839,581
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	1.49%	1.58%
Portfolio turnover[3]	3%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,4,5]	0.31%	0.44%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

50	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$42.00	$59.73	$53.67

0.51	0.54	0.59
(8.99)	(15.94)	6.42
(8.48)	(15.40)	7.01

(0.54)	(0.60)	(0.26)
0.00	(1.73)	(0.69)
(0.54)	(2.33)	(0.95)
$32.98	$42.00	$59.73
(20.54)%	(26.63)%	13.06%

$596,168	$733,380	$982,975

0.25%	0.25%	0.25%
1.28%	1.11%	1.02%
4%	2%	8%
0.39%	0.30%	0.33%

Stock Funds Prospectus	51

International Equity Fund

Portfolio Managers:    Mark Beale; Josef Lakonishok; Richard Lewis; Menno Vermeulen; Robert W. Vishy and Mark L. Yockey, CFA

Investment Objective

The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

Investment Strategies

The Fund invests in the equities of companies domiciled outside of the United States through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management, an international blend style, sub-advised by New Star Institutional Managers Limited and an international growth style, sub-advised by Artisan Partners Limited Partnership.

LSV Asset Management

LSV invests in the equity securities of non-U.S. companies believed to be undervalued in the marketplace at the time of purchase and believed to show recent positive signals, such as an appreciation in prices and increase in earnings. In making investment decisions, LSV applies a quantitative investment model. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation).

New Star Institutional Managers Limited

New Star follows a two-phase investment process. In the first phase, New Star screens the universe of stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East Index, in addition to major companies in various U.S. indices. From this universe, the 300 companies with the largest market capitalization are researched on a bottom-up basis to identify those most suitable for investment. Research is conducted using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” methodology, which seeks to identify the factors driving company profitability. In the second phase of the investment process, investment recommendations are reviewed for final stock selections. Securities are sold in various circumstances, including when there is a change in country ratings resulting in re-allocation of market exposures, when there is a change in sector exposure, or because the relative attractiveness of a security has changed.

Artisan Partners Limited Partnership

Artisan Partners uses a bottom-up investment process to seek international growth companies regardless of market capitalization, concentrating on industries or themes that the Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. Company visits are a key component of Artisan’s investment process, providing an opportunity to develop an understanding of a company, its management and their current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained

52	Stock Funds Prospectus

earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities;

•	at least 80% of total assets in equity securities of companies based outside the U.S.;

•	in a minimum of five countries exclusive of the U.S.;

•	up to 50% of total assets in any one country;

•	up to 25% of total assets in emerging markets; and

•	in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

We expect that the Fund’s portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	53

International Equity Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$9.87	$8.46	$10.47	$15.17	$13.61
Income from investment operations:
Net investment income (loss)	0.07[3]	0.08[3]	0.02[3]	0.01	0.12
Net realized and unrealized gain (loss) on investments	1.22	1.34[3]	(2.03)	(4.40)	1.66
Total from investment operations	1.29	1.42	(2.01)	(4.39)	1.78
Less distributions:
Dividends from net investment income	(0.08)	(0.01)	0.00	0.00	(0.14)
Distributions from net realized gain	0.00	0.00	0.00	(0.31)	(0.08)
Total distributions	(0.08)	(0.01)	0.00	(0.31)	(0.22)
Net asset value, end of period	$11.08	$9.87	$8.46	$10.47	$15.17
Total return[1]	13.11%	16.83%	(19.20)%	(29.47)%	13.01%
Ratios/supplemental data:
Net assets, end of period (000s)	$394,649	$266,099	$372,380	$108,796	$122,397
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.25%	1.25%	1.44%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.64%	0.76%	0.31%	0.31%	0.32%
Portfolio turnover	112%	73%	52%	36%	26%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.38%	1.34%	1.46%	1.53%	1.92%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.
[4]	Ratios shown for periods of less than one year are annualized.

54	Stock Funds Prospectus

Large Cap Appreciation Fund

Portfolio Managers:    William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

Investment Objective

The Large Cap Appreciation Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company’s current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	55

Large Cap Appreciation Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES— COMMENCED ON AUGUST 31, 2001

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$8.96	$7.55	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	0.02[6]	0.00	0.00	0.01
Net realized and unrealized gain (loss) on investments	0.89	1.41	(1.98)	(0.48)
Total from investment operations	0.91	1.41	(1.98)	(0.47)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.87	$8.96	$7.55	$9.53
Total return[1]	10.16%	18.68%	(20.78)%	(4.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$14,830	$16,905	$4,155	$10
Ratios to average net assets[3]:
Ratio of expenses to average net assets[5]	1.00%	0.95%	0.95%	0.86%
Ratio of net investment income (loss) to average net assets	0.12%	(0.06)%	0.05%	1.00%
Portfolio turnover[4]	149%	153%	123%	10%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.08%	1.61%	5.81%	0.86%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[6]	Calculated based upon average shares outstanding.

56	Stock Funds Prospectus

Large Cap Value Fund

Portfolio Managers:    D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

Investment Objective

The Large Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book and price-to-sales ratios, and cash flow. We also evaluate the companies’ sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

We also apply a rigorous screening process to manage the portfolio’s overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer’s business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 92.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	57

Large Cap Value Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 29, 2003

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$9.82	$10.00
Income from investment operations:
Net investment income (loss)	0.05	0.00
Net realized and unrealized gain (loss) on investments	1.65	(0.18)
Total from investment operations	1.70	(0.18)
Less distributions:
Dividends from net investment income	(0.01)	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	(0.01)	0.00
Net asset value, end of period	$11.51	$9.82
Total return[1]	17.30%	(1.80)%
Ratios/supplemental data:
Net assets, end of period (000s)	$366	$10
Ratios to average net assets[5]:
Ratio of expenses to average net assets[2]	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.77%	(0.33)%
Portfolio turnover[3]	122%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,5]	9.22%	211.67%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

58	Stock Funds Prospectus

Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	59

Large Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$41.67	$32.65
Income from investment operations:
Net investment income (loss)	(0.16)[6]	(0.16)
Net realized and unrealized gain (loss) on investments	1.22	9.18
Total from investment operations	1.06	9.02
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Distributions in excess of realized gain		0.00
Total distributions	0.00	0.00
Net asset value, end of period	$42.73	$41.67
Total return[3]	2.57%	27.60%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,975,616	$1,761,429
Ratios to average net assets[5]:
Ratio of expenses to average net assets[1]	0.94%	0.96%
Ratio of net investment income (loss) to average net assets	0.35%	(0.44)%
Portfolio turnover[2]	14%	13%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1,4,5]	0.95%	1.05%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated based upon average shares outstanding.

60	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$42.06	$70.71	$54.60

(0.21)	(0.24)	(0.30)
(9.20)	(27.53)	18.01
(9.41)	(27.77)	17.71

0.00	0.00	0.00
0.00	(0.84)	(1.60)
0.00	(0.04)	0.00
0.00	(0.88)	(1.60)
$32.65	$42.06	$70.71
(22.37)%	(39.73)%	32.74%

$1,038,491	$1,066,607	$1,532,428

1.00%	0.97%	1.00%
(0.56)%	(0.48)%	(0.53)%
18%	13%	9%
1.03%	0.97%	1.02%

Stock Funds Prospectus	61

Montgomery Emerging Markets Focus Fund

Portfolio Managers:    Josephine Jiménez, CFA; Frank Chiang

Investment Objective

The Montgomery Emerging Markets Focus Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities;

•	in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

•	in 20 to 40 companies.

As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

62	Stock Funds Prospectus

The Fund’s investment process results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	63

Montgomery Emerging Markets Focus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended June 30, 2003 and September 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[6]
Net asset value, beginning of period	$17.64	$15.16
Income from investment operations:
Net investment income (loss)	0.06[6]	0.03[2]
Net realized and unrealized gain (loss) on investments	2.85	2.45
Total from investment operations	2.91	2.48
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$20.55	$17.64
Total return[3]	16.43%	16.42%
Ratios/supplemental data:
Net assets at end of period (000s)	$50,376	$29,273
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.60%	1.55%
Ratio of net investment income (loss) to average net assets	0.30%	0.73%
Portfolio turnover	225%	49%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.69%	1.70%
[1]	Calculated based upon average shares outstanding.
[2]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	The Fund changed its year end from June 30 to September 30.
[6]	Calculated based upon average shares outstanding.

64	Stock Funds Prospectus

Financial Highlights

June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$14.41	$14.00	$16.57	$13.15

0.30	0.07	0.20	0.19
0.54	0.44	(2.73)	3.47
0.84	0.51	(2.53)	3.66

(0.09)	(0.10)	(0.04)	(0.16)
0.00	0.00	0.00	(0.08)
(0.09)	(0.10)	(0.04)	(0.24)
$15.16	$14.41	$14.00	$16.57
5.79%	3.80%	(15.26)%	27.91%

$25,784	$22,974	$10,156	$4,725

1.52%	1.59%	1.72%	1.62%
2.43%	0.60%	1.68%	0.66%
210%	206%	182%	264%
2.16%	4.66%	4.37%	6.15%

Stock Funds Prospectus	65

Montgomery Small Cap Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Montgomery Small Cap Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small cap securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

66	Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2004	Sept. 30, 2003[4]	June 30, 2003
Net asset value, beginning of period	$9.44	$8.94	$8.88
Income from investment operations:
Net investment income (loss)	(0.21)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	1.47	0.52	0.06
Total from investment operations	1.26	0.50	0.06
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$10.70	$9.44	$8.94
Total return[1]	13.35%	5.59%	0.67%
Ratios/supplemental data:
Net assets, end of period (000s)	$33,309	$335	$14
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(1.20)%	(0.99)%	(1.06)%
Portfolio turnover	171%	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.54%	1.46%	1.28%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its year end from June 30 to September 30.

Stock Funds Prospectus	67

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Small Cap Opportunities Fund

(The Fund is closed to new investors)

Portfolio Manager:    Jenny B. Jones

Investment Objective

The Small Cap Opportunities Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company’s historical position and competitive peer group. We focus the Fund’s investment strategy on small-capitalization securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less. We invest principally in small cap equity securities, including common stocks, securities convertible into common stocks, and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

We may use options and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	69

Small Cap Opportunities Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 15, 1996

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$27.57	$22.70
Income from investment operations:
Net investment income (loss)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	6.93	6.32
Total from investment operations	6.85	6.19
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	(0.96)	(1.32)
Total distributions	(0.96)	(1.32)
Net asset value, end of period	$33.46	$27.57
Total return[1]	25.25%	28.47%
Ratios/supplemental data:
Net assets at end of period (000s)	$534,600	$381,786
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.57)%
Portfolio turnover[3]	113%	152%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.30%	1.31%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invested.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

70	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$26.49	$29.97	$20.50

(0.22)	(0.10)	(0.11)
(2.05)	(0.91)	9.58
(2.27)	(1.01)	9.47

0.00	0.00	0.00
(1.52)	(2.47)	0.00
(1.52)	(2.47)	0.00
$22.70	$26.49	$29.97
(9.81)%	(3.46)%	46.20%

$294,880	$283,154	$271,936

1.25%	1.25%	1.25%
(0.81)%	(0.37)%	(0.45)%
97%	117%	165%
1.27%	1.33%	1.28%

Stock Funds Prospectus	71

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Small Company Growth Fund

Portfolio Managers:    Robert B. Mersky, CFA; Paul E. von Kuster, CFA; Daniel J. Hagen, CFA

Investment Objective

The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund’s investment strategy on small-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

•	up to 20% of the Fund’s assets in securities of companies considered to be mid-capitalization; and

•	up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

Stock Funds Prospectus	73

Small Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$23.87	$17.35
Income from investment operations:
Net investment income (loss)	(0.26)[5]	(0.13)
Net realized and unrealized gain (loss) on investments	3.22	6.65
Total from investment operations	2.96	6.52
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total from distributions	0.00	0.00
Net asset value, end of period	$26.83	$23.87
Total return[3]	12.40%	37.58%
Ratios/supplemental data:
Net assets, end of period (000s)	$486,285	$432,328
Ratios to average net assets:
Ratio of expenses to average net assets[1]	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.65)%
Portfolio turnover[2]	145%	163%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.25%	1.34%
[1]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[2]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[3]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.

74	Stock Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$21.73	$36.22	$27.03

(0.16)	(0.10)	(0.22)
(4.22)	(7.26)	9.41
(4.38)	(7.36)	9.19

0.00	0.00	0.00
0.00	(7.13)	0.00
0.00	0.00	0.00
$17.35	$21.73	$36.22
(20.16)%	(23.33)%	34.00%

$329,964	$431,695	$603,584

1.22%	1.21%	1.25%
(0.68)%	(0.44)%	(0.59)%
169%	206%	203%
1.25%	1.21%	1.27%

Stock Funds Prospectus	75

Small Company Value Fund

Portfolio Managers:    Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

Investment Objective

The Small Company Value Fund seeks to provide long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund’s investment strategy on small-capitalization stocks.

In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company’s fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 88. These considerations are all important to your investment choice.

76	Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON JANUARY 31, 2002

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$11.60	$8.44	$10.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.65	3.15	(1.57)
Total from investment operations	1.66	3.16	(1.56)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.48	0.00	0.00
Total distributions	0.48	0.00	0.00
Net asset value, end of period	$13.74	$11.60	$8.44
Total return[1]	23.05%	37.51%	(15.60)%
Ratios/supplemental data:
Net assets, end of period (000s)	$59,797	$33,583	$5,465
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.20%	1.21%	1.23%
Ratio of net investment income (loss) to average net assets	0.15%	0.21%	0.34%
Portfolio turnover[5]	64%	80%	98%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,4]	1.38%	1.21%	3.58%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Stock Funds Prospectus	77

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Montgomery Emerging Markets Focus Fund, Montgomery Small Cap Fund, Small Cap Growth Fund and Small Company Growth Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

78	Stock Funds Prospectus

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Stock Funds Prospectus	79

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	EQUITY INCOME	GROWTH EQUITY	INDEX	INTERNATIONAL EQUITY	LARGE CAP APPRECIATION	LARGE CAP VALUE	LARGE COMPANY GROWTH	MONTGOMERY EMERGING MARKETS FOCUS	MONTOGOMERY SMALL CAP	SMALL CAP OPPORTUNITIES	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●			●		●				●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●		●		●	●	●		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●		●	●	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk	●		●		●			●		●	●	●

80	Stock Funds Prospectus

		DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	EQUITY INCOME	GROWTH EQUITY	INDEX	INTERNATIONAL EQUITY	LARGE CAP APPRECIATION	LARGE CAP VALUE	LARGE COMPANY GROWTH	MONTGOMERY EMERGING MARKETS FOCUS	MONTGOMERY SMALL CAP	SMALL CAP OPPORTUNITIES	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●	●	●	●	●	●	●		●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●		●		●					●	●	●	●

Stock Funds Prospectus	81

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

82	Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of September 30, 2004, Funds Management managed over $74 billion in mutual fund assets.

The Diversified Equity, Diversified Small Cap and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Equity Income, Index, Large Cap Appreciation, Large Cap Value, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Large Cap Value Fund, Montgomery Emerging Markets Focus and Montgomery Small Cap Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day

Stock Funds Prospectus	83

Organization and Management of the Funds

investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the International Equity, Montgomery Emerging Markets Focus and Montgomery Small Cap Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2004, Wells Capital Management managed assets aggregating in excess of $122 billion.

Artisan Partners Limited Partnership (“Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser specializing in an international, large-cap growth investment style. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and other public retirement plans. As of September 30, 2004, Artisan managed over $34.5 billion in assets.

Schroder Investment Management North America Inc. (“Schroder”), located at 875 Third Avenue, 22nd Floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of September 30, 2003, Schroder and its affiliate, Schroder Investment Management North America Limited, managed $23 billion in assets.

Cadence Capital Management (“Cadence”), LSV Asset Management (“LSV”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management are investment sub-advisers to the master portfolios in which the gateway Funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2004, Cadence managed approximately $5.5 billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, LSV managed over $29.4 billion in assets.

84	Stock Funds Prospectus

New Star Institutional Managers Limited (“New Star”, located at 1 Knightsbridge Green, London, SW1X7NE, England, is a London-based U.S.-registered investment adviser focusing on an international, large-cap blend investment style. New Star provides investment advisory services to foreign-and U.S.-based corporate, endowment and foundation clients. As of September 30, 2004, New Star managed over $7.1 billion in assets.

Peregrine, a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2004, Peregrine managed approximately $12.4 billion in assets.

Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2004, the Smith Group managed over $1.3 billion in assets.

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Large Cap Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, Systematic managed over $6.3 billion in assets.

Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity and Small Cap Index Portfolios.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Diversified Small Cap, Montgomery Small Cap Fund, Small Cap Growth, Small Cap Opportunities, Small Company Growth and Small Company Value Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of 0.10% of its average daily net assets.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Stock Funds Prospectus	85

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

86	Stock Funds Prospectus

Minimum Investments

Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

Stock Funds Prospectus	87

Your Account How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

88	Stock Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Stock Funds Prospectus	89

Exchanges

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

•	The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

•

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

90	Stock Funds Prospectus

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

Stock Funds Prospectus	91

Other Information

Income and Gain Distributions

The Equity Income Fund makes distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the International Equity Fund and the Montgomery Emerging Markets Focus Fund may be eligible for an election, but we can’t assure you that either Fund will make the election for any year. It is not expected that any other Funds in this Prospectus will be eligible for the election.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

92	Stock Funds Prospectus

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Request for Multiple Copies of Shareholder Documents

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

Stock Funds Prospectus	93

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Equity Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Overseas Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

94	Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization- weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

Stock Funds Prospectus	95

Portfolio Managers

The Portfolio Managers identified below in connection with the Diversified Equity, Diversified Small Cap and Growth Equity Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

William B. Bannick, CFA

Diversified Equity Fund since 2003

Large Cap Appreciation Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

Mark Beale

International Equity Fund since 2004

Mr. Beal joined New Star Institutional Managers in 1982 and is the lead portfolio manager for New Star’s International Equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned his B.A. in Economic History from the University of Sussex, England.

Frank Chiang

Montgomery Emerging Markets Focus Fund and its predecessor since 1997

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Tasso H. Coin, Jr., CFA

Diversified Equity Fund and its predecessor since 1995

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1995

Small Company Value Fund since 2002

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

John S. Dale, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

96	Stock Funds Prospectus

Gary J. Dunn, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Diversified Equity Fund since 2004

Large Cap Appreciation Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned his BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

Daniel J. Hagen, CFA

Diversified Equity Fund since 2003

Diversified Small Cap Fund since 2003

Growth Equity Fund since 2003

Small Company Growth Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

Stock Funds Prospectus	97

Portfolio Managers

Josephine Jiménez, CFA

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Montgomery Emerging Markets Focus Fund and its predecessor since 1997

Ms. Jiménez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Jenny B. Jones

Small Cap Opportunities Fund since 2003

Ms. Jones joined Schroder in 2002 from Morgan Stanley Investment Management, where she was an Executive Director responsible for the management of several Small Cap and Small-Mid Special Value funds. Prior to Morgan Stanley, Ms. Jones worked for Oppenheimer Capital, Mutual of America, Drexel Burnham Lambert, and Shearson/American Express. She earned her bachelor’s degree from Yale University and an MBA in Finance from New York University.

Josef Lakonishok

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

International Equity Fund since 2004

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

Richard Lewis

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989 and has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He earned a B.S.c. in Economics and Statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Diversified Equity Fund since 2003

Large Cap Value Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is the Chief Investment Officer and co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all small cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

98	Stock Funds Prospectus

Jeffrey P. Mellas

Diversified Equity Fund since 2004

Diversified Small Cap Fund since 2004

Equity Index Fund since 2004

Growth Equity Fund since 2004

Index Fund since 2004

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager and also manages certain of the Wells Fargo index mutual funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance he was associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. in Economics from the University of Wisconsin and his M.B.A in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

Robert B. Mersky, CFA

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

Ronald M. Mushock, CFA

Diversified Equity Fund since 2003

Large Cap Value Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Diversified Equity Fund and its predecessor since 1990

Growth Equity Fund and its predecessor since 1990

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

Stock Funds Prospectus	99

Portfolio Managers

Jerome “Cam” Philpott, CFA

Montgomery Small Cap Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his BA in Economics from Washington and Lee University and his MBA from the Darden School at the University of Virginia.

Douglas G. Pugh, CFA

Diversified Equity Fund and its predecessor since 1997

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1997

Small Company Value Fund since 2001

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

David L. Roberts, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

Stuart Roberts

Montgomery Small Cap Fund and its predecessor since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management where he managed the Small Cap Fund since its inception in 1990. He has specialized in small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and his BA in Economics from Bowdoin College.

Stephen S. Smith

Diversified Equity Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

100	Stock Funds Prospectus

Menno Vermeulen

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

International Equity Fund since 2004

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

International Equity Fund since 2004

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his AB with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

Sabrina Yih, CFA

Diversified Equity Fund since 2001

Growth Equity Fund since 2001

Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a Portfolio Manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of Columbia International Stock Fund’s largest regions. Prior to that time, she was a Portfolio Manager for the International Fund for high net-worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan Partners and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide healthcare industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned his B.A. and M.B.A in Finance at Michigan State University.

Stock Funds Prospectus	101

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

102	Stock Funds Prospectus

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Initial Public Offering

The first time a company’s stock is offered for sale to the public.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Stock Funds Prospectus	103

Glossary

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000 Index

An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

104	Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargofunds.com

Write to:

Wells Fargo Funds P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (2/05) ICA Reg. No. 811-09253 #529386

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo 401(k) Plan Funds

Prospectus

Diversified Equity Fund

Diversified Small Cap Fund

Growth Balanced Fund

Large Company Growth Fund

Moderate Balanced Fund

Strategic Growth Allocation Fund

Strategic Income Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1, 2005

Table of Contents 401(k) Plan Funds

401(k) Plan Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Diversified Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small Cap Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Growth Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Large Company Growth Fund	Seeks long-term capital appreciation.

Moderate Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Strategic Growth Allocation Fund	Seeks capital appreciation with a secondary emphasis on current income.

Strategic Income Fund	Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments and stocks.

4	401(k) Plan Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 11 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

401(k) Plan Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 22;

•	the “Additional Strategies and General Investment Risks” section beginning on page 58; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Debt Securities

Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make

6	401(k) Plan Funds Prospectus

COMMON RISKS FOR THE FUNDS

Debt Securities (cont’d)

interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

FUND	SPECIFIC RISKS

Diversified Equity Fund	The Fund is primarily subject to the “Equity Securities”, “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Diversified Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Moderate Balanced Fund	The Fund is primarily subject to the “Debt Securities,” “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

401(k) Plan Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Strategic Growth Allocation Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Strategic Income Fund	The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

8	401(k) Plan Funds Prospectus

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Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Diversified Equity Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 19.88%	Worst Qtr.:	Q3 ’02 • (19.36)%

10	401(k) Plan Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	29.43%	0.88%	9.83%
Institutional Class Returns After Taxes on Distributions	29.04%	(0.05)%	8.85%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	19.12%	0.40%	8.28%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	11

Performance History

Diversified Small Cap Fund Institutional Class Calendar Year Returns

Best Qtr.:	Q2 ’03 • 21.57%	Worst Qtr.:	Q3 ’98 • (23.73)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 12/31/97)	43.93%	9.03%	5.87%
Institutional Class Returns After Taxes on Distributions	43.60%	8.53%	5.46%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	28.55%	7.59%	4.87%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	5.45%

12	401(k) Plan Funds Prospectus

Growth Balanced Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 16.86%	Worst Qtr.:	Q3 ’02 • (15.61)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	23.54%	4.13%	9.79%
Institutional Class Returns After Taxes on Distributions	22.58%	2.60%	8.23%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	15.29%	2.76%	7.78%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	13

Performance History

Large Company Growth Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 31.64%	Worst Qtr.:	Q1 ’01 • (22.83)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	26.77%	(1.71)%	11.22%
Institutional Class Returns After Taxes on Distributions	26.77%	(1.85)%	10.86%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.40%	(1.44)%	9.94%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

14	401(k) Plan Funds Prospectus

Moderate Balanced Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	15.66%	4.87%	8.44%
Institutional Class Returns After Taxes on Distributions	14.11%	2.77%	6.43%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	10.17%	3.02%	6.22%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	15

Performance History

Strategic Growth Allocation Fund Institutional Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 20.01%	Worst Qtr.:	Q3 ’02 • (18.70)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 12/02/97)	27.05%	3.20%	6.37%
Institutional Class Returns After Taxes on Distributions	26.51%	2.53%	5.75%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.57%	2.37%	5.16%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	28.67%	(0.57)%	4.02%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	4.10%	6.62%	7.04%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

16	401(k) Plan Funds Prospectus

Strategic Income Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ’97 • 6.21%	Worst Qtr.:	Q3 ’02 • (3.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Return Before Taxes (Incept. 11/11/94)[1]	9.31%	5.07%	7.37%
Institutional Class Returns After Taxes on Distributions	8.05%	3.11%	5.38%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	6.05%	3.18%	5.19%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	17

401(k) Plan Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]

	Diversified Equity Fund	Diversified Small Cap Fund	Growth Balanced Fund	Large Company Growth Fund
Management Fees	0.88%	0.99%	0.83%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.29%	0.28%	0.22%	0.30%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.17%	1.27%	1.05%	1.05%
Fee Waivers	0.17%	0.07%	0.10%	0.10%

NET EXPENSES[3]	1.00%	1.20%	0.95%	0.95%

	Moderate Balanced Fund	Strategic Growth Allocation Fund	Strategic Income Fund
Management Fees	0.80%	0.85%	0.77%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.23%	0.28%	0.23%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.03%	1.13%	1.00%
Fee Waivers	0.13%	0.13%	0.15%

NET EXPENSES[3]	0.90%	1.00%	0.85%
[1]	Expenses for gateway funds include expenses allocated from the master portfolios in which each such fund invests.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Strategic Income Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[3]	The adviser has committed through January 31, 200 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

18	401(k) Plan Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Diversified Equity Fund	Diversified Small Cap Fund	Growth Balanced Fund	Large Company Growth Fund
1 YEAR	$102	$122	$97	$97
3 YEARS	$333	$396	$324	$324
5 YEARS	$583	$690	$570	$570
10 YEARS	$1,299	$1,528	$1,274	$1,274

		Moderate Balance Fund	Strategic Growth Allocation Fund	Strategic Income Fund
1 YEAR		$92	$102	$87
3 YEARS		$315	$346	$303
5 YEARS		$556	$610	$538
10 YEARS		$1,248	$1,363	$1,211

401(k) Plan Funds Prospectus	19

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

20	401(k) Plan Funds Prospectus

Diversified Equity Fund

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. “Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 14 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
Cooke & Bieler Large Cap Value Portfolio		8.34%
Equity Income Portfolio		8.33%
Large Cap Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio		3.33%
International Style	15%
International Equity Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
Overseas Portfolio		3.75%
TOTAL FUND ASSETS	100%

401(k) Plan Funds Prospectus	21

Diversified Equity Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barday’s Global Fund Advisor’s	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Overseas	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities,” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

22	401(k) Plan Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$35.64	$29.04	$36.38	$52.72	$48.00
Income from investment operations:
Net investment income (loss)	0.26	0.24	0.18[6]	0.15	0.18
Net realized and unrealized gain (loss) on investments	4.39	6.57	(6.87)	(11.70)	7.37
Total from investment operations	4.65	6.81	(6.69)	(11.55)	7.55
Less distributions:
Dividends from net investment income	(0.33)	(0.21)	(0.23)	(0.17)	(0.16)
Distributions from net realized gain	0.00	(0.00)	(0.42)	(4.62)	(2.67)
Total distributions	(0.33)	(0.21)	(0.65)	(4.79)	(2.83)
Net asset value, end of period	$39.96	$35.64	$29.04	$36.38	$52.72
Total return[1]	13.08%	23.55%	(18.86)%	(23.95)%	15.99%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,178,146	$1,152,692	$1,014,998	$1,398,810	$1,938,206
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.61%	0.67%	0.47%	0.38%	0.31%
Portfolio turnover[4]	32%	32%	30%	34%	38%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.04%	1.17%	1.14%	1.07%	1.10%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based upon average shares outstanding.

401(k) Plan Funds Prospectus	23

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Diversified Small Cap Fund

Investment Objective

The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Small Cap Index Portfolio	33.33%
Small Company Growth Portfolio	33.33%
Small Company Value Portfolio	33.34%
TOTAL FUND ASSETS	100%

401(k) Plan Funds Prospectus	25

Diversified Small Cap Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Small Cap Index	Wells Capital Management	Jeffrey P. Mellas
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

26	401(k) Plan Funds Prospectus

Diversified Small Cap Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30 2000
Net asset value, beginning of period	$11.32	$8.70	$9.18	$11.18	$9.02
Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.02)	0.01	0.00
Net realized and unrealized gain (loss) on investments	2.21	2.71	(0.34)	(1.34)	2.16
Total from investment operations	2.17	2.70	(0.36)	(1.33)	2.16
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gain	(0.08)	(0.08)	(0.12)	(0.66)	0.00
Total distributions	(0.08)	(0.08)	(0.12)	(0.67)	0.00
Net asset value, end of period	$13.41	$11.32	$8.70	$9.18	$11.18
Total return[1]	19.23%	31.32%	(4.17)%	(12.52)%	23.95%
Ratios/supplemental data:
Net assets, end of period (000s)	$441,080	$285,650	$192,987	$138,795	$115,700
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.20%	1.17%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.13)%	(0.24)%	0.13%	0.05%
Portfolio turnover[4]	75%	84%	93%	113%	121%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.21%	1.27%	1.38%	1.28%	1.39%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

401(k) Plan Funds Prospectus	27

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Growth Balanced Fund

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal,” as determined by the model, the Fund’s target allocation may be as low as 20% in fixed-income securities, and those conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	50–80%
Fixed Income Styles	35%	20–50%

401(k) Plan Funds Prospectus	29

Growth Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Value Style		16.25%
Cooke & Bieler Large Cap Value Portfolio
Equity Income Portfolio			5.42%
Large Cap Value Portfolio			5.42%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio			2.165%
International Style		9.75%
International Equity Portfolio			2.44%
International Growth Portfolio			2.43%
International Index Portfolio			2.44%
Overseas Portfolio			2.44%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			17.5%
Strategic Value Bond Portfolio			5.85%
Tactical Maturity Bond Portfolio			11.65%
TOTAL FUND ASSETS	100%

30	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA, and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	31

Growth Balanced Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$26.34	$22.65	$27.33	$32.91	$30.86
Income from investment operations:
Net investment income (loss)	0.45[6]	0.35	0.44	0.57	0.69
Net realized and unrealized gain (loss) on investments	2.25	3.80	(3.65)	(3.43)	3.79
Total from investment operations	2.70	4.15	(3.21)	(2.86)	4.48
Less distributions:
Dividends from net investment income	(0.63)	(0.46)	(0.29)	(0.69)	(0.62)
Distributions from net realized gain	0.00	0.00	(1.18)	(2.03)	(1.81)
Total distributions	(0.00)	(0.46)	(1.47)	(2.72)	(2.43)
Net asset value, end of period	$28.41	$26.34	$22.65	$27.33	$32.91
Total return[1]	10.31%	18.53%	(12.85)%	(9.59)%	15.14%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,738,782	$1,415,216	$1,075,256	$1,164,850	$1,065,362
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	0.94%	0.94%	0.93%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.9%	1.69%	1.80%	2.16%	2.23%
Portfolio turnover[4]	51%	53%	48%	60%	56%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	0.95%	1.05%	1.05%	0.97%	1.01%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based upon average shares outstanding.

32	401(k) Plan Funds Prospectus

Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	33

Large Company Growth Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$41.67	$32.65	$42.06	$70.71	$54.60
Income from investment operations:
Net investment income (loss)	(0.16)[6]	(0.16)	(0.21)	(0.24)	(0.30)
Net realized and unrealized gain (loss) on investments	1.22	9.18	(9.20)	(27.53)	18.01
Total from investment operations	1.06	9.02	(9.41)	(27.77)	17.71
Less distributions:
Dividends from net investment income		0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.84)	(1.60)
Distributions in excess of realized gain	0.00	0.00	0.00	(0.04)	0.00
Total distributions	0.00	0.00	0.00	(0.88)	(1.60)
Net asset value, end of period	$42.73	$41.67	$32.65	$42.06	$70.71
Total return[1]	2.57%	27.60%	(22.37)%	(39.73)%	32.74%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,975,616	$1,761,429	$1,038,491	$1,066,607	$1,532,428
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	0.94%	0.96%	1.00%	0.97%	1.00%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.44)%	(0.56)%	(0.48)%	(0.53)%
Portfolio turnover[4]	14%	13%	18%	13%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	0.95%	1.05%	1.03%	0.97%	1.02%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34	401(k) Plan Funds Prospectus

Moderate Balanced Fund

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

401(k) Plan Funds Prospectus	35

Moderate Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			22.5%
Stable Income Portfolio			15.0%
Strategic Value Bond Portfolio			7.5%
Tactical Maturity Bond Portfolio			15.0%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10%
Large Cap Value Style		10%
Cooke & Bieler Large Cap Value Portfolio			3.33%
Equity Income Portfolio			3.34%
Large Cap Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2%
Large Cap Appreciation Portfolio			1%
Large Company Growth Portfolio			7%
Small Cap Style		4%
Small Cap Index Portfolio			1.34%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio			1.33%
International Style		6%
International Equity Portfolio			1.5%
International Growth Portfolio			1.5%
International Index Portfolio			1.5%
Overseas Portfolio			1.5%
TOTAL FUND ASSETS	100%

36	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies of these portfolios, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffry P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	John Huber, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

401(k) Plan Funds Prospectus	37

Moderate Balanced Fund

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the ”Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

38	401(k) Plan Funds Prospectus

Moderate Balanced Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$21.09	$19.47	$22.29	$24.83	$24.18
Income from investment operations:
Net investment income (loss)	0.42	0.44	0.56	0.76	0.94
Net realized and unrealized gain (loss) on investments	1.10	2.02	(1.80)	(1.17)	1.79
Total from investment operations	1.52	2.46	(1.24)	(0.41)	2.73
Less distributions:
Dividends from net investment income	(0.64)	(0.64)	(0.54)	(0.87)	(0.83)
Distributions from net realized gain	(0.21)	(0.20)	(1.04)	(1.26)	(1.25)
Total distributions	(0.85)	(0.84)	(1.58)	(2.13)	(2.08)
Net asset value, end of period	$21.76	$21.09	$19.47	$22.29	$24.83
Total return[1]	7.28%	12.99%	(6.35)%	(1.98)%	11.98%
Ratios/supplemental data:
Net assets, end of period (000s)	$544,698	$512,460	$459,248	$519,931	$524,214
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	0.90%	0.89%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	1.97%	2.25%	2.55%	3.37%	3.58%
Portfolio turnover[4]	62%	64%	61%	69%	58%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	0.92%	1.03%	1.02%	0.93%	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

401(k) Plan Funds Prospectus	39

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Strategic Growth Allocation Fund

Investment Objective

The Strategic Growth Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	80%	65–95%
Fixed Income Styles	20%	5–35%

401(k) Plan Funds Prospectus	41

Strategic Growth Allocation Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	80%
Large Cap Blend Style		20%
Index Portfolio			20%
Large Cap Value Style		20%
Cooke & Bieler Large Cap Value Portfolio			6.67%
Equity Income Portfolio			6.67%
Large Cap Value Portfolio			6.66%
Large Cap Growth Style		20%
Disciplined Growth Portfolio			4%
Large Cap Appreciation Portfolio			2%
Large Company Growth Portfolio			14%
Small Cap Style		8%
Small Cap Index Portfolio			2.67%
Small Company Growth Portfolio			2.67%
Small Company Value Portfolio			2.66%
International Style		12%
International Equity Portfolio			3%
International Growth Portfolio			3%
International Index Portfolio			3%
Overseas Portfolio			3%
Diversified Bond Style	20%
Managed Fixed-Income Portfolio			10.0%
Strategic Value Bond Portfolio			3.33%
Tactical Maturity Bond Portfolio			6.67%
TOTAL FUND ASSETS	100%

42	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies for each portfolio, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisors	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed-Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	43

Strategic Growth Allocation Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON DECEMBER 2, 1997

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$11.85	$9.91	$12.02	$14.78	$12.89
Income from investment operations:
Net investment income (loss)	0.14	0.10	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investments	1.26	2.00	(2.03)	(2.29)	1.85
Total from investment operations	1.40	2.10	(1.90)	(2.12)	2.03
Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.11)	(0.17)	(0.12)
Distributions from net realized gain	0.00	0.00	(0.10)	(0.47)	(0.02)
Total distributions	(0.16)	(0.16)	(0.21)	(0.64)	(0.14)
Net asset value, end of period	$13.09	$11.85	$9.91	$12.02	$14.78
Total return[1]	11.82%	21.36%	(16.22)%	(14.97)%	15.82%
Ratios/supplemental data:
Net assets, end of period (000s)	$170,383	$131,760	$78,673	$82,908	$90,334
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.14%	1.20%	1.20%	1.37%	1.40%
Portfolio turnover[4]	42%	43%	40%	49%	48%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.02%	1.13%	1.08%	1.03%	1.17%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

44	401(k) Plan Funds Prospectus

Strategic Income Fund

Investment Objective

The Fund’s investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral“ target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund’s investments. The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund’s assets in income producing securities.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	20%	15–25%
Fixed Income Styles	80%	75–85%

401(k) Plan Funds Prospectus	45

Strategic Income Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	80%
Managed Fixed Income Portfolio		27.5%
Stable Income Portfolio		25.0%
Strategic Value Bond Portfolio		9.18%
Tactical Maturity Bond Portfolio		18.32%
Diversified Equity Style	20%
Large Cap Blend Style		5%
Index Portfolio			5%
Large Cap Value Style		5%
Cooke & Bieler Large Cap Value Portfolio			1.66%
Equity Income Portfolio			1.67%
Large Cap Value Portfolio			1.67%
Large Cap Growth Style		5%
Disciplined Growth Portfolio			1.00%
Large Cap Appreciation Portfolio			0.50%
Large Company Growth Portfolio			3.50%
Small Cap Style		2%
Small Cap Index Portfolio			0.67%
Small Company Growth Portfolio			0.67%
Small Company Value Portfolio			0.66%
International Style		3%
International Equity Portfolio			0.75%
International Growth Portfolio			0.75%
International Index Portfolio			0.75%
Overseas Portfolio			0.75%
TOTAL FUND ASSETS	100%

46	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 74 for the objective and principal strategies for each Fund, and the “Portfolio Managers” section on page 78 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Cooke & Bieler Large Cap Value	Cooke & Bieler	Team Managed
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclay’s Global Financial Advisor	Team Managed
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Cap Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Overseas	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	John Huber, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and John Huber, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

401(k) Plan Funds Prospectus	47

Strategic Income Fund

Important Risk Factors

The Fund is primarily subject to the “Debt Securities and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” beginning on page 58. These considerations are all important to your investment choice.

48	401(k) Plan Funds Prospectus

Strategic Income Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$19.23	$18.42	$19.92	$20.44	$20.06
Income from investment operations:
Net investment income (loss)	0.44	0.46	0.61	0.84	0.95
Net realized and unrealized gain (loss) on investments	0.46	1.00	(0.75)	(0.06)	0.86
Total from investment operations	0.90	1.46	(0.14)	0.78	1.81
Less distributions:
Dividends from net investment income	0.46	(0.60)	(0.78)	(0.93)	(0.88)
Distributions from net realized gain	(0.51)	(0.05)	(0.58)	(0.37)	(0.55)
Total distributions		(0.65)	(1.36)	(1.30)	(1.43)
Net asset value, end of period	$19.48	$19.23	$18.42	$19.92	$20.44
Total return[1]	4.74%	8.17%	(0.89)%	3.89%	9.52%
Ratios/supplemental data:
Net assets, end of period (000s)	$412,341	$381,254	$288,610	$301,041	$268,386
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	0.85%	0.82%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.32%	2.78%	3.23%	4.34%	4.69%
Portfolio turnover[4]	72%	73%	71%	77%	62%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	0.90%	0.97%	1.00%	0.90%	0.94%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

401(k) Plan Funds Prospectus	49

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The “Strategic” and “Balanced” Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund’s NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•

Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations.

50	401(k) Plan Funds Prospectus

Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

401(k) Plan Funds Prospectus	51

Additional Strategies and General Investment Risks

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

52	401(k) Plan Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		DIVERSIFIELD EQUITY	DIVERSIFIELD SMALL CAP	GROWTH BALANCED	LARGE COMPANY GROWTH	MODERATE BALANCED	STRATEGIC GROWTH ALLOCATION	STRATEGIC INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●

Emerging Markets

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment Regulatory, Liquidity and Currency Risk	●		●		●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk			●		●	●	●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, Foreign Investment, Regulatory foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk			●		●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk			●		●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as Credit Risk ”junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk					●		●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●	●

401(k) Plan Funds Prospectus	53

Additional Strategies and General Investment Risks

		DIVERSIFIELD EQUITY	DIVERSIFIELD SMALL CAP	GROWTH BALANCED	LARGE COMPANY GROWTH	MODERATE BALANCED	STRATEGIC GROWTH ALLOCATION	STRATEGIC INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk							●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk			●		●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●		●		●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●	●			●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk			●				●

54	401(k) Plan Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

401(k) Plan Funds Prospectus	55

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of September 30, 2004, Funds Management managed over $74 billion in assets.

Each Fund in this Prospectus, except the Large Company Growth Fund, is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Large Company Growth Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current fee structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also sub-advises the Index, Equity Income, Small Cap Index and

56	401(k) Plan Funds Prospectus

International Equity Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2004, Wells Capital Management managed assets aggregating in excess of $122 billion.

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser specializing in an international, large-cap growth investment style. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and other public retirement plans. As of September 30, 2004, Artisan managed over $34.5 billion in assets.

Cadence Capital Management (“Cadence”), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2004, Cadence managed approximately $5.5 billion in assets.

Galliard Capital Management, Inc. (“Galliard”), a wholly owned subsidiary of Wells Fargo Bank National Association located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2004, Galliard managed approximately $17.3 billion in assets.

LSV Asset Management, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the sub-investment adviser for the Overseas Portfolio. In this capacity it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, LSV managed over $29.4 billion in assets.

New Star Institutional Managers Limited (“New Star”, located at 1 Knightsbridge Green, London, SW1X7NE, England, is a London-based U.S.-registered investment adviser focusing on an international, large-cap blend investment style. New Star provides investment advisory services to foreign-and U.S.-based corporate, endowment and foundation clients. As of September 30, 2004, New Star managed over $7.1 billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo Bank & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2004, Peregrine managed approximately $12.4 billion in assets.

Smith Asset Management Group, L.P. (“Smith Group”), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company

401(k) Plan Funds Prospectus	57

Organization and Management of the Funds

retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2004, the Smith Group managed over $1.3 billion million in assets.

Systematic Financial Management, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the sub-investment adviser for the Large Cap Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, Systematic managed over $6.3 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Institutional Class shares of the Diversified Small Cap Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.10% of its average daily net assets.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

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Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

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Your Account How to Buy Shares

Minimum Investments

Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

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How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

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Your Account Exchanges

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

•	Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

•	The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

•

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

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excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

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Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

As long as you hold Fund shares through a tax-advantaged account, such as a 401(k) plan, you will only be taxed on your investment through such account. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the account to you. Please consult with your own tax adviser regarding the tax consequences to you of holding Fund shares through such an account.

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Equity Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation, over the long term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.

Overseas Portfolio	The Portfolio seeks long-term capital appreciation.

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PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Portfolio invests principally in non-U.S. Securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Value Bond Portfolio	The Portfolio seeks total return by investing principally in income-producing securities.

Tactical Maturity Bond Portfolio	The Portfolio seeks positive total return each calendar year regardless of general bond market performance.

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PRINCIPAL STRATEGIES

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of 2 years or less and “long” bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

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Portfolio Managers

The Portfolio Managers identified below manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

William B. Bannick, CFA

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

Mark Beale

International Equity Fund since 2004

Mr. Beal joined New Star Institutional Managers in 1982 and is the lead portfolio manager for New Star’s International Equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned his B.A. in Economic History from the University of Sussex, England.

Tasso H. Coin, Jr., CFA

Diversified Equity Fund and its predecessor since 1995

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1995

Moderate Balanced Fund and its predecessor since 1995

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

John S. Dale, CFA

Diversified Equity Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Large Company Growth Fund and its predecessor since 1983

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

Gary J. Dunn, CFA

Diversified Equity Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory

70	401(k) Plan Funds Prospectus

services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Diversified Equity Fund since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Strategic Growth Allocation Fund since 2004

Strategic Income Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

William D. Giese, CFA

Growth Balanced Fund and its predecessor since 1994

Moderate Balanced Fund and its predecessor since 1994

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1994

Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

Daniel J. Hagen, CFA

Diversified Equity Fund since 2003

Diversified Small Cap Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

John Huber, CFA

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Strategic Growth Allocation Fund and its predecessor since 1998

Strategic Income Fund and its predecessor since 1998

Mr. Huber joined Galliard at the firm’s inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank’s Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

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Portfolio Managers

Josef Lakonishok

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

Richard Lewis

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989 and has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He earned a B.S.c. in Economics and Statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is the Chief Investment Officer and co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all small cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Jeffrey P. Mellas

Diversified Equity Fund since 2004

Diversified Small Cap Fund since 2004

Equity Index Fund since 2004

Growth Equity Fund since 2004

Index Fund since 2004

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager and also manages certain of the Wells Fargo index mutual funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance he was associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. in Economics from the University of Wisconsin and his M.B.A in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

72	401(k) Plan Funds Prospectus

Richard Merriam, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1997

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

Robert B. Mersky, CFA

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

Ajay Mirza, CFA

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Strategic Growth Allocation Fund and its predecessor since 1998

Strategic Income Fund and its predecessor since 1998

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

Ronald M. Mushock, CFA

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

401(k) Plan Funds Prospectus	73

Portfolio Managers

Gary E. Nussbaum, CFA

Diversified Equity Fund and its predecessor since 1990

Growth Balanced Fund and its predecessor since 1990

Large Company Growth Fund and its predecessor since 1990

Moderate Balanced Fund and its predecessor since 1990

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

Douglas G. Pugh, CFA

Diversified Equity Fund and its predecessor since 1997

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

David L. Roberts, CFA

Diversified Equity Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

Stephen S. Smith, CFA

Diversified Equity Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

74	401(k) Plan Funds Prospectus

Jay H. Strohmaier

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Strategic Growth Allocation Fund since 2002

Strategic Income Fund since 2002

Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

Menno Vermeulen

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Strategic Growth Allocation Fund since 2003

Strategic Income Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his AB with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Strategic Growth Allocation Fund and its predecessor since 1997

Strategic Income Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan Partners and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide healthcare industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned his B.A. and M.B.A in Finance at Michigan State University.

401(k) Plan Funds Prospectus	75

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund on its shares.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

76	401(k) Plan Funds Prospectus

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Banks, pension funds, insurance companies, trusts or similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

401(k) Plan Funds Prospectus	77

Glossary

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

78	401(k) Plan Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our web site at www.wellsfargofunds.com

Write to:

Wells Fargo Funds P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P020 (2/05) ICA Reg. No. 811-09253

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Stock Funds

Prospectus

Wells Fargo Montgomery Institutional Emerging Markets FundSM

Select Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1, 2005

Table of Contents Stock Funds

Stock Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Montgomery Institutional Emerging Markets Fund	Seeks long-term capital appreciation.

4	Montgomery Institutional Emerging Markets Fund Prospectus

PRINCIPAL STRATEGY

We invest in a diversified portfolio of equity securities of companies tied economically to emerging market countries.

Montgomery Institutional Emerging Markets Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund Description beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund invests in foreign investments, which are subject to additional risks including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Emerging Market Securities

The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

6	Montgomery Institutional Emerging Markets Fund Prospectus

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Montgomery Institutional Emerging Markets Fund became the successor fund to the Montgomery Institutional Series: Emerging Markets Portfolio effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for the Wells Fargo Montgomery Institutional Emerging Markets Fund reflects the historical information for the predecessor fund.

Montgomery Institutional Emerging Markets Fund Select Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 35.21%	Worst Qtr.:	Q3 ‘98 • (23.67)%

8	Montgomery Institutional Emerging Markets Fund Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Select Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Select Class Returns Before Taxes[1]	61.93%	11.57%	0.49%
Select Class Returns After Taxes on Distributions	61.22%	11.36%	0.32%
Select Class Returns After Taxes on Distributions and Sale of Fund Shares	40.24%	9.98%	0.33%
MSCI Emerging Markets Free Index (reflects no deduction for expenses or taxes)[2]	56.28%	10.62%	0.18%
[1]	Performance shown for the Select Class shares reflects the performance of the predecessor fund’s single class of shares which commenced operations on December 17, 1993.
[2]	Morgan Stanley Capital International Emerging Markets Free Index.

Montgomery Institutional Emerging Markets Fund Prospectus	9

Montgomery Institutional Emerging Markets Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
Montgomery Institutional Emerging Markets Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Montgomery Institutional Emerging Markets Fund
Management Fees[1]	1.10%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.53%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.63%
Fee Waivers	0.38%

NET EXPENSES[3]	1.25%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Montgomery Institutional Emerging Markets Focus Fund is as follows: 1.10% from $0 to $499 million; 1.05% from $500 million to $999 million; 1.00% from $1 billion to $2.99 billion; 0.975% from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through January 31, 2005, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

10	Montgomery Institutional Emerging Markets Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Montgomery Institutional Emerging Markets Fund
1 YEAR	$127
3 YEARS	$477
5 YEARS	$851
10 YEARS	$1,901

Montgomery Institutional Emerging Markets Fund Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous page is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Montgomery Institutional Emerging Markets Fund Prospectus

Montgomery Institutional Emerging Markets Fund

Portfolio Managers:    Josephine Jiménez, CFA; Frank Chiang

Investment Objective

The Montgomery Institutional Emerging Markets Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a diversified equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities; and

•	in a minimum of six emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

As part of our investment strategy, we may invest up to 35% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the risks described on page 6.

The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

The Fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 16. These considerations are all important to your investment choice.

Montgomery Institutional Emerging Markets Fund Prospectus	13

Montgomery Institutional Emerging Markets Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended June 30, 2003 and September 30, 2003. PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SELECT CLASS SHARES—COMMENCED ON DECEMBER 17, 1993

For the period ended:	Sept. 30, 2003	Sept. 30, 2003[1]
Net asset value, beginning of period	$42.29	$36.91
Income from investment operations:
Net investment income (loss)	0.71	0.07
Net realized and unrealized gain (loss) on investments	10.45	5.31
Total from investment operations	11.16	5.38
Less distributions:
Dividends from net investment income	(0.62)	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	(0.62)	0.00
Net asset value, end of period	$52.83	$42.29
Total return[2]	26.09%	14.96%
Ratios/supplemental data:
Net assets, end of period (000s)	$101,260	$82,432
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	1.45%	0.66%
Portfolio turnover	104%	19%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.63%	1.63%
[1]	The Fund changed its year end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

14	Montgomery Institutional Emerging Markets Fund Prospectus

Financial Highlights

June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$34.41	$35.30	$47.07	$39.05

0.54	0.28	0.67	(0.45)
2.08	(0.82)	(12.44)	8.47
2.62	(0.54)	(11.77)	8.02

(0.12)	(0.35)	0.00	0.00
0.00	0.00	0.00	0.00
(0.12)	(0.35)	0.00	0.00
$36.91	$34.41	$35.30	$47.07
7.71%	(1.56)%	(24.97)%	20.42%

$73,127	$66,511	$66,761	$104,553

1.25%	1.30%	1.31%	2.15%
1.69%	0.85%	1.17%	(0.77)%
80%	99%	171%	116%
1.63%	4.80%	3.18%	3.74%

Montgomery Institutional Emerging Markets Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Montgomery Institutional Emerging Markets Fund. Certain risks of this particular Fund are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund may use various derivative investments, such as options or futures contracts. The term ”derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16	Montgomery Institutional Emerging Markets Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets as defined in the Glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity, greater price volatility and those risks related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Montgomery Institutional Emerging Markets Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Emerging Market Securities

Securities of companies based in countries considered developing or to have
“emerging” stock markets. Generally, these securities have the same type of risks as foreign, but to a higher degree.

Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk.
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

Counter-Party and Leverage Risk

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk

18	Montgomery Institutional Emerging Markets Fund Prospectus

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Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

20	Montgomery Institutional Emerging Markets Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of September 30, 2004, Funds Management managed over $74 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 2004, Wells Capital Management managed assets aggregating in excess of $122 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

Montgomery Institutional Emerging Markets Fund Prospectus	21

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (Eastern time). We determine the NAV by subtracting the Fund’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

•	The Fund is open for business each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Montgomery Institutional Emerging Markets Fund Prospectus

How to Buy Shares

Minimum Investments

Institutions are required to make a minimum initial investment of $5,000,000 in the Fund. There are no minimum subsequent investment requirements as long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

Typically, Select Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Select Class shares of the Fund should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Select Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Fund and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund;

•	Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Fund; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Montgomery Institutional Emerging Markets Fund Prospectus	23

Your Account How to Sell Shares

Select Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

24	Montgomery Institutional Emerging Markets Fund Prospectus

Your Account Exchanges

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund, through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

•	The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

•

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial

Montgomery Institutional Emerging Markets Fund Prospectus	25

Your Account Exchanges

intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund. In addition, Select Class shares may be exchanged for Institutional Class shares of money market funds.

Contact your account representative for further details.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

26	Montgomery Institutional Emerging Markets Fund Prospectus

Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. It is not expected that corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Fund may be eligible for the election, but we can’t assure you that the Fund will make the election for any year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption

Montgomery Institutional Emerging Markets Fund Prospectus	27

Other Information

or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Request for Multiple Copies of Shareholder Documents

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

28	Montgomery Institutional Emerging Markets Fund Prospectus

Portfolio Managers

Josephine Jiménez, CFA

Montgomery Institutional Emerging Markets Fund and its predecessor since 1993

Ms. Jiménez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Portfolio since 1993. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Frank Chiang

Montgomery Institutional Emerging Markets Fund and its predecessor since 1996

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Portfolio. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Montgomery Institutional Emerging Markets Fund Prospectus	29

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends.

ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

An increase in the value of a security.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

Emerging Markets

Financial markets associated with a country that is considered by the international financial community and international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Fund on behalf of groups of investors.

30	Montgomery Institutional Emerging Markets Fund Prospectus

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Montgomery Institutional Emerging Markets Fund Prospectus	31

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call:1-800-222-8222 or visit our Web site at www.wellsfargofunds.com

Write to:

Wells Fargo Funds P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P065 (02/05) ICA Reg. No. 811-09253 #529382

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Overseas FundSM

Prospectus

Class A, Class B, and Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1, 2005

Table of Contents Overseas Fund

Overseas Fund Overview

See the Fund description in the Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Overseas Fund	Seeks long-term capital appreciation.

4	Overseas Fund

PRINCIPAL STRATEGY

The Fund is a gateway fund that invests principally in non-U.S. securities. We select securities for the Fund by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Overseas Fund	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 11;

•	the “Additional Strategies and General Investment Risks” section beginning on page 14; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected using a value style approach will perform as expected.

Foreign Investments

The Fund makes foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Overseas Fund

Performance History

The following information shows you the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one, five, and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Overseas Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 18.07%	Worst Qtr.:	Q3 ‘98 • (17.25)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors of investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/04	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 10/31/03)	1.69%	(2.62)%
MSCI/EAFE Index[1] (reflects no deduction for fees, expenses or taxes)	(15.94)%	(17.24)%
Class A Returns After Taxes on Distributions	—	—
Class A Returns After Taxes on Distributions and Sale of Fund Shares	—	—
[1]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.

Overseas Fund	7

Overseas Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include master and gateway fees.

SHAREHOLDER FEES (fees paid directly from your investment)
	Overseas Fund
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	1.00%
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[2]
	Overseas Fund
	CLASS A	CLASS B	CLASS C
Management Fees[3]	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[4]	0.74%	0.74%	0.74%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.74%	2.49%	2.49%
Fee Waivers	0.24%	0.24%	0.24%

NET EXPENSE[5]	1.50%	2.25%	2.25%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	Expenses for the Fund include expenses allocated from the master portfolio in which the Fund invests.
[3]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Overseas Fund is as follows: 0.95% from $0 to $499 million; 0.90% from $500 million to $999 million; 0.85% from $1billion to $2.99 billion; 0.825% from $3 billion to $4.99 billion; and 0.80% for assets $5 billion and higher.
[4]	Other expenses are based on estimated amounts for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

8	Overseas Fund

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Overseas Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$719	$728	$426
3 YEARS	$1,069	$1,053	$845

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Overseas Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$719	$228	$326
3 YEARS	$1,069	$753	$845

Overseas Fund	9

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Fund is a gateway fund in a Master/GatewaySM structure. In this structure, the gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone Funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s).The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide whether to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

10	Overseas Fund

Overseas Fund

(The Fund currently does not offer Class B or Class C shares for investment.)

Portfolio Managers:    Josef Lakonishok; Robert W. Vishny; Menno Vermeulen

Investment Objective

The Overseas Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest in the equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. We believe that these securities have the potential to produce superior future returns if their future growth exceeds the market’s low expectations.

We use a strictly quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. The Fund is expected to experience a low level of portfolio turnover.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in non-U.S. securities. We invest in the equity securities of non-U.S. companies with market capitalizations of $400 million or more, but primarily invest in those with medium to large market capitalizations. We expect to maintain diversification among the countries represented in the industry benchmark, the MSCI/EAFE index. Generally, the non-U.S. securities we hold will be traded on a stock exchange or other market in the country in which the issuer has its principal place of business or principal office, but they also may be traded in other countries, including the U.S.

We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 17.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page     . These considerations are all important to your investment choice.

Overseas Fund	11

Overseas Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years or for the life of the Fund (if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS A SHARES—COMMENCED ON OCTOBER 31, 2003

For the period ended:	Sept. 30, 2004.
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investments	1.73
Total from investment operations	1.94
Less distributions:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Distributions in excess of realized gain
Total distributions	0.00
Net asset value, end of period	$11.94
Total return[1]	19.40%
Ratios/supplemental data:
Net assets, end of period (000s)	$23
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.50%
Ratio of net investment income (loss) to average net assets	2.46%
Portfolio turnover[3]	24%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	282.28%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

12	Large Company Growth Fund Prospectus

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Additional Strategies and General Investment Risks

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Overseas Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can any party with whom we contract to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in the Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund invests in smaller companies and foreign companies and is subject to additional risks, including less liquidity and greater price volatility. The Fund’s investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Fund may also use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instruments whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

14	Overseas Fund

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Overseas Fund	15

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity, and Currency Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of
1940 (“1940 Act”) (currently one-third of total assets, including the value of collateral received).

Counter-Party and Leverage Risk

Options

The right or obligation to receive or deliver a security or cash payment depending on the security’s price or the performance of an index or benchmark. Types of options used may include:
options on securities, options on a stock index, stock index futures and options on stock index futures to protect liquidity and
portfolio value.

Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk

16	Overseas Fund

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
LSV Asset Management One North Wacker Drive Suite 4000 Chicago, IL 60606 Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the paying of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Overseas Fund	17

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted, the fees shown for the Fund include fees allocated from the master portfolio in which the Fund invests. As of September 30, 2004, Funds Management managed over $74 billion in assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing services to the Fund including the determination of the asset allocations of the Fund’s investments in the various master portfolios. If the Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund, as a gateway fund, has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which it invests. Under this arrangement, if the Fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has also adopted a dormant “multi-manager” structure for the Fund in the event that it becomes a stand-alone Fund investing directly in portfolio securities. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, if the Fund becomes a stand-alone Fund, it will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

18	Overseas Fund

The Sub-Adviser

LSV Asset Management (“LSV”), located at One North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the Overseas Master Portfolio in which the Fund invests. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2004, LSV managed over $29.4 billion in assets.

LSV is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

Overseas Fund	19

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of more than $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which, because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

Please see the expenses listed for each class of the Overseas Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.

20	Overseas Fund

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “Class B and Class C Share CDSC Waivers” and “Waivers for Certain Parties”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay is applied to the NAV of the shares of the Fund on the date of the original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gains, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class C Share Sales Charges

If you choose Class C shares, you will buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00% . The CDSC percentage you pay is applied to the NAV on the date of original purchase. As a percentage of the net amount invested, the front-end sales charge effectively is 1.01%. Class C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the Fund’s distributor to waive this charge. The distributor pays sales commissions of up to 1.00% to such broker-dealers and up to 2.00% to other selling agents at the time of sale, and up to 1.00% annually to all selling agents thereafter.

Overseas Fund	21

A Choice of Share Classes

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gains, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to charge the higher ongoing expenses.

22	Overseas Fund

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

Class A Share Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund already owned (excluding Class A Shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A Shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

•	You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined in the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Class B and Class C Share CDSC Waivers

•	You pay no CDSC on fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according

Overseas Fund	23

Reductions and Waivers of Sales Charges

to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7)).

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the CDSC for all Class B shares and for all Class C shares within the first year of purchase or withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Program; and

•	withdrawals may not exceed 10% of your Fund assets (including “free” shares) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•	Current and retired employees, directors, trustees and officers of:

•	Wells Fargo Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	the family members of any of the above.

•	Current employees of:

•	Stephens Inc. and its affiliates;

•	broker/dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

Contact your selling agent for further information.

You also may buy Class A at NAV if they are to be included in certain retirement, benefits, pension, trust or investment “wrap accounts” with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Fund. The Plan authorizes the payment of all or part of the cost of

24	Overseas Fund

preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The Class B and Class C shares each pay an annual fee of 0.75% of the Fund’s average daily net assets on an annual basis. These fees are paid out of the Fund’s assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Overseas Fund	25

Exchanges

Currently, the exchange privileges described below do not apply to the Fund. You are not permitted to make exchanges between the Fund and any other Wells Fargo Fund.

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the fund into which you wish to exchange.

•	Every exchange involves selling fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between funds you already own must meet the minimum redemption and subsequent purchase amounts for the funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Exchanges made into Class B shares of the Wells Fargo Money Market Fund are subject to certain additional restrictions; and

•	Class C shares of non-money market funds may also be exchanged for Class A shares of the Wells Fargo Money Market Fund. However, such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

•	The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines

26	Overseas Fund

that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

•	Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

Overseas Fund	27

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 P.M. (ET). We determine the NAV by subtracting the Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 P.M. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

28	Overseas Fund

You Can Buy Fund Shares

•	By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Fund, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares.

Minimum Investments

•	$1,000 per Fund minimum initial investment; or

•	$100 per Fund if you use the Systematic Purchase Program; and

•	$100 per Fund for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

Revenue Sharing

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent’s recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

Overseas Fund	29

How to Buy Shares

The Fund offers Class A shares only to the following individuals who are residents of the state of California, or of any other state in which the Fund’s officers qualify the Fund’s shares to be offered or sold:

•	current employees, directors, trustees and officers of Wells Fargo Funds, and Wells Fargo & Company and its affiliates; and

•	the family members of any of the above.

The Fund currently does not offer Class B or Class C shares. At this time, Fund shares may not be purchased through brokerage or other types of accounts but may only be purchased directly from Wells Fargo Funds.

The following section explains how you can buy shares directly from Wells Fargo Funds.

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. (If no choice is indicated, Class A shares will be designated.) Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, “Wells Fargo Overseas Fund, Class A.” Checks made payable to any entity other than the full Fund name or Wells Fargo Funds will be returned to you.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

•	Mail to:	Wells Fargo Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail Only:	Wells Fargo Funds Attn: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Enclose the payment stub/card from your statement if available.

•	Mail to: Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

30	Overseas Fund

Your Account

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

•	If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

•	All purchases must be made with U.S. dollars.

•	Mail the completed Application. Your Account will be credited on the business day that the transfer agent receives your application and payment in proper order.

•	Overnight Application to:	Wells Fargo Funds Attn: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	Wire money to:	State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011 000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name Indicated on Application)

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

•	Wire money to:	State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011 000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name Indicated on Application) Wells Fargo Funds Account Number

Overseas Fund	31

How to Buy Shares

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $1,000 from a linked settlement account, or

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargofunds.com, and click on “FundLinkSM” to either:

•	transfer at least $1,000 from a linked settlement account, or

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargofunds.com, and click on “FundLinkSM” to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

32	Overseas Fund

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	Write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

•	Medallion Guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a Medallion Guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

•	We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

Overseas Fund	33

How to Sell Shares

BY INTERNET ACCESS

•	Shareholders with an existing Wells Fargo Funds Account may redeem shares of a Fund via the Internet.

•	Visit our Web site at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

•	Your redemptions are net of any applicable CDSC.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

34	Overseas Fund

Additional Services and Other Information

Automatic Programs

These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222; option 0 for more information.

•	Systematic Purchase Program—With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and Class you would like to purchase and specify an amount of at least $100.

•	Systematic Exchange Program—With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Program—With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

•	must have a Fund account valued at $10,000 or more; and

•	must have your distributions reinvested.

•	may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund makes distributions of any net investment income and realized capital gains, at least annually.

We offer the following distribution options:

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Overseas Fund	35

Additional Services and Other Information

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by the Fund from taxable U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of the Fund’s total assets at the close of its taxable year consist of securities of non U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the Fund may be eligible for an election, but we cannot assure you that it will make the election for any year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Request for Multiple Copies of Shareholder Documents

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

36	Overseas Fund

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

Overseas Portfolio	The Portfolio seeks long-term capital appreciation.

38	Overseas Fund

PRINCIPAL STRATEGY

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Overseas Fund	39

Portfolio Managers

Josef Lakonishok

Overseas Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Dr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Dr. Lakonishok earned his B.A. in Economics and Statistics and his M.B.A. from Tel Aviv University and earned his M.S. and Ph.D. in Business Administration from Cornell University. He is also a Research Associate at the National Bureau of Economic Research (NBER).

Menno Vermeulen

Overseas Fund since 2003

Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Vermeulen earned his masters degree in Econometrics from Erasmus University at Rotterdam.

Robert W. Vishny

Overseas Fund since 2003

Dr. Vishny has served as a Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Dr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. He also serves on the Board of Directors of the American Finance Association and the Center for Research in Security Prices. Dr. Vishny earned his A.B. with highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. in Economics from the Massachusetts Institute of Technology.

40	Overseas Fund

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depository Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depository Receipts and Global Depository Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios, or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment

Overseas Fund	41

Glossary

objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreements

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund’s distributors that allows them to sell the Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

42	Overseas Fund

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Overseas Fund	43

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargofunds.com

Write to:

Wells Fargo Funds P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P067 (2/05) ICA Reg. No. 811-09253 #527738

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Printed on Recycled Paper

PART B

STATEMENT OF ADDITIONAL INFORMATION

WELLS FARGO FUNDS TRUST

Diversified Equity Fund

Diversified Small Cap Fund

Equity Income Fund

Equity Index Fund

Growth Equity Fund

Index Fund

International Equity Fund

Large Cap Appreciation Fund

Large Cap Value Fund

Large Company Growth Fund

Montgomery Emerging Markets Focus Fund

Montgomery Institutional Emerging Markets Fund

Montgomery Mid Cap Growth Fund

Montgomery Small Cap Fund

SIFE Specialized Financial Services Fund

Small Company Growth Fund

Small Cap Opportunities Fund

Small Company Value Fund

Specialized Health Sciences Fund

Specialized Technology Fund

Amendment dated January 31, 2005

to the Statements of Additional Information dated February 1, 2004,

as Supplemented August 1, 2004

Asset Allocation Fund

Growth Balanced Fund

Index Allocation Fund

Moderate Balanced Fund

Strategic Growth Allocation Fund

Strategic Income Fund

Amendment dated January 31, 2005

to the Statement of Additional Information dated October 31, 2003,

as Supplemented August 1, 2004

Overseas Fund

Amendment dated January 31, 2005

to the Statement of Additional Information dated October 31, 2003,

as Supplemented August 1, 2004

The Statements of Additional Information are amended to add the following:

Policies and Procedures for Disclosure of Fund Portfolio Holdings

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances does Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.

Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Approval. The Board is charged with reviewing and reapproving these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a) under the Securities Act of 1933, has been signed on behalf of the Trust by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 12th day of January, 2005.

WELLS FARGO FUNDS TRUST

By:	/s/ CAROL J. LORTS
Carol J. Lorts Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 79 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

* Robert C. Brown	Trustee

* Thomas S. Goho	Trustee

* Peter G. Gordon	Trustee

* Richard M. Leach	Trustee

* J. Tucker Morse	Trustee

* Timothy J. Penny	Trustee

* Donald C. Willeke	Trustee

* Karla M. Rabusch	President (Principal Executive Officer)

* Stacie D. DeAngelo	Treasurer (Principal Financial Officer)

01/12/2004

By:	/s/ CAROL J. LORTS
Carol J. Lorts January 12, 2005